                                    INTER-CITY PRODUCTS CORPORATION (USA)











               INTER-CITY PRODUCTS RECEIVABLES MASTER TRUST
                      POOLING AND SERVICING AGREEMENT


                         dated as of July 25, 1996


                                   among


              INTER-CITY PRODUCTS RECEIVABLES COMPANY, L.P.,
                              as Transferor,


                   INTER-CITY PRODUCTS CORPORATION (USA)
                               as Servicer,


                                    and


                          LASALLE NATIONAL BANK,
                                as Trustee

                             TABLE OF CONTENTS

                                 ARTICLE I
                                DEFINITIONS

SECTION 1.1  Definitions. . . . . . . . . . . . . . . . . . . . . . . . 1

                                ARTICLE II
                           CONVEYANCE OF ASSETS

SECTION 2.1  Creation of the Trust; Conveyance of Certain Assets        1
SECTION 2.2  Acceptance by Trustee                                      2
SECTION 2.3  Representations and Warranties of Transferor
                 Relating to the Transferred Assets                     3
SECTION 2.4  No Assumption of Obligations Relating to
                 Receivables, Related Transferred Assets or Contracts . 4

                                ARTICLE III
                       ADMINISTRATION AND SERVICING

SECTION 3.1  Acceptance of Appointment; Other Matters . . . . . . . . . 4
SECTION 3.2  Duties of Servicer and Transferor. . . . . . . . . . . . . 5
SECTION 3.3  Lockbox Accounts; Concentration Accounts . . . . . . . . . 9
SECTION 3.4  Servicing Compensation . . . . . . . . . . . . . . . . . .10
SECTION 3.5  Records of Servicer and Reports to be Prepared by
              Servicer. . . . . . . . . . . . . . . . . . . . . . . . .11
SECTION 3.6  Monthly Servicer's Certificate . . . . . . . . . . . . . .13
SECTION 3.7  Servicing Report of Independent Public Accountants;
              SEC Reports . . . . . . . . . . . . . . . . . . . . . . .13
SECTION 3.8  Rights of Trustee. . . . . . . . . . . . . . . . . . . . .14
SECTION 3.9  Ongoing Responsibilities of the Initial Servicer . . . . .16
SECTION 3.10 Further Action Evidencing Transfers. . . . . . . . . . . .17

                                ARTICLE IV
                 RIGHTS OF CERTIFICATEHOLDERS; ALLOCATIONS

SECTION 4.1  Rights of Certificateholders . . . . . . . . . . . . . . .17
SECTION 4.2  Establishment of Transaction Accounts. . . . . . . . . . .18
SECTION 4.3  Trust-Level Calculations and Funds Allocations . . . . . .19
SECTION 4.4  Investment of Funds in Transaction Accounts. . . . . . . .19
SECTION 4.5  Attachment of Transaction Accounts . . . . . . . . . . . .20

                                 ARTICLE V
                         DISTRIBUTIONS AND REPORTS

SECTION 5.1  Distributions. . . . . . . . . . . . . . . . . . . . . . .20

                                ARTICLE VI
                             THE CERTIFICATES

SECTION 6.1  The Certificates . . . . . . . . . . . . . . . . . . . . .20
SECTION 6.2  Authentication of Certificates . . . . . . . . . . . . . .21
SECTION 6.3  Registration of Transfer and Exchange of
              Certificates. . . . . . . . . . . . . . . . . . . . . . .21
SECTION 6.4  Mutilated, Destroyed, Lost or Stolen Certificates. . . . .24
SECTION 6.5  Persons Deemed Owners. . . . . . . . . . . . . . . . . . .24
SECTION 6.6  Appointment of Paying Agent. . . . . . . . . . . . . . . .25
SECTION 6.7  Access to List of Certificateholders' Names and
              Addresses . . . . . . . . . . . . . . . . . . . . . . . .25
SECTION 6.8  Authenticating Agent . . . . . . . . . . . . . . . . . . .26
SECTION 6.9  Tax Treatment. . . . . . . . . . . . . . . . . . . . . . .27
SECTION 6.10 Issuance of Additional Series of Certificates. . . . . . .27

                                ARTICLE VII
                                TRANSFEROR

SECTION 7.1  Representations and Warranties of Transferor
              Relating to Transferor and the Transaction Documents. . .30
SECTION 7.2  Covenants of Transferor. . . . . . . . . . . . . . . . . .33
SECTION 7.3  Indemnification by Transferor. . . . . . . . . . . . . . .38

                               ARTICLE VIII
                                 SERVICER

SECTION 8.1  Representations and Warranties of Servicer . . . . . . . .40
SECTION 8.2  Covenants of Servicer. . . . . . . . . . . . . . . . . . .42
SECTION 8.3  Merger or Consolidation of, or Assumption of the
             Obligations of, Servicer . . . . . . . . . . . . . . . . .43
SECTION 8.4  Indemnification by Servicer. . . . . . . . . . . . . . . .43
SECTION 8.5  Servicer Liability . . . . . . . . . . . . . . . . . . . .44
SECTION 8.6  Limitation on Liability of Servicer and Others . . . . . .44

                                ARTICLE IX
             EARLY AMORTIZATION EVENTS; TERMINATION BY SELLERS

SECTION 9.1  Early Amortization Events. . . . . . . . . . . . . . . . .44
SECTION 9.2  Remedies . . . . . . . . . . . . . . . . . . . . . . . . .44
SECTION 9.3  Additional Rights Upon the Occurrence of Certain Events. .44

                                 ARTICLE X
                             SERVICER DEFAULTS

SECTION 10.1  Servicer Defaults . . . . . . . . . . . . . . . . . . . .46
SECTION 10.2  Trustee to Act; Appointment of Successor. . . . . . . . .47

SECTION 10.3  Notification of Servicer Default; Notification of
              Appointment of Successor Servicer . . . . . . . . . . . .49
SECTION 10.4  Waiver of Servicer Defaults . . . . . . . . . . . . . . .49

                                ARTICLE XI
                                  TRUSTEE

SECTION 11.1  Duties of Trustee . . . . . . . . . . . . . . . . . . . .50
SECTION 11.2  Certain Matters Affecting Trustee . . . . . . . . . . . .53
SECTION 11.3  Limitation on Liability of Trustee. . . . . . . . . . . .54
SECTION 11.4  Trustee May Deal with Other Parties . . . . . . . . . . .55
SECTION 11.5  Servicer To Pay Trustee's Fees and Expenses . . . . . . .56
SECTION 11.6  Eligibility Requirements for Trustee. . . . . . . . . . .56
SECTION 11.7  Resignation or Removal of Trustee . . . . . . . . . . . .57
SECTION 11.8  Successor Trustee . . . . . . . . . . . . . . . . . . . .57
SECTION 11.9  Merger or Consolidation of Trustee. . . . . . . . . . . .58
SECTION 11.10  Appointment of Co-Trustee or Separate Trustee. . . . . .58
SECTION 11.11  Tax Returns. . . . . . . . . . . . . . . . . . . . . . .60
SECTION 11.12  Trustee May Enforce Claims Without Possession of
               Certificates . . . . . . . . . . . . . . . . . . . . . .60
SECTION 11.13  Suits for Enforcement. . . . . . . . . . . . . . . . . .60
SECTION 11.14  Rights of Required Investors To Direct Trustee . . . . .60
SECTION 11.15  Representations and Warranties of Trustee. . . . . . . .61
SECTION 11.16  Maintenance of Office or Agency. . . . . . . . . . . . .61

                                ARTICLE XII
                                TERMINATION

SECTION 12.1  Termination of Trust. . . . . . . . . . . . . . . . . . .61
SECTION 12.2  Final Distribution. . . . . . . . . . . . . . . . . . . .62
SECTION 12.3  Rights Upon Termination of the Trust. . . . . . . . . . .63
SECTION 12.4  Optional Repurchase of Investor Interests . . . . . . . .63

                               ARTICLE XIII
                         MISCELLANEOUS PROVISIONS

SECTION 13.1  Amendment, Waiver, Etc. . . . . . . . . . . . . . . . . .64
SECTION 13.2  Actions by Certificateholders . . . . . . . . . . . . . .66
SECTION 13.3  Limitation on Rights of Certificateholders. . . . . . . .66
SECTION 13.4  Governing Law . . . . . . . . . . . . . . . . . . . . . .67
SECTION 13.5  Notices . . . . . . . . . . . . . . . . . . . . . . . . .68
SECTION 13.6  Severability of Provisions. . . . . . . . . . . . . . . .68
SECTION 13.7  Certificates Nonassessable and Fully Paid . . . . . . . .68
SECTION 13.8  Nonpetition Covenant. . . . . . . . . . . . . . . . . . .68
SECTION 13.9  No Waiver; Cumulative Remedies. . . . . . . . . . . . . .69
SECTION 13.10  Counterparts . . . . . . . . . . . . . . . . . . . . . .69

SECTION 13.11  Third-Party Beneficiaries. . . . . . . . . . . . . . . .69
SECTION 13.12  Integration. . . . . . . . . . . . . . . . . . . . . . .69
SECTION 13.13  Binding Effect; Assignability; Survival of Provisions. .69
SECTION 13.14  Recourse to Transferor . . . . . . . . . . . . . . . . .70
SECTION 13.15  Recourse to Transferred Assets . . . . . . . . . . . . .70
SECTION 13.16  Submission to Jurisdiction . . . . . . . . . . . . . . .70
SECTION 13.17  Waiver of Jury Trial . . . . . . . . . . . . . . . . . .70

                                 EXHIBITS

EXHIBIT A Form of Lockbox Account Letter Agreement
EXHIBIT B [Reserved]
EXHIBIT C Form of Monthly Servicer's Certificate
EXHIBIT D Semi-Annual Agreed-Upon Procedures
EXHIBIT E Form of Transferor Certificate
EXHIBIT F Form of Quarterly Servicer's Certificate
EXHIBIT G Form of Credit and Collection Policy
EXHIBIT H Form of Distributor Agreement


                                 SCHEDULES

SCHEDULE 1 Account Banks - Lockbox Banks


                                 APPENDIX

APPENDIX A Definitions

        This POOLING AND SERVICING AGREEMENT, dated as of July 25, 1996 (this "Agreement"), is made among INTER-CITY PRODUCTS RECEIVABLES COMPANY, L.P., a Tennessee limited partnership ("Transferor"), INTER-CITY PRODUCTS CORPORATION (USA), a Delaware corporation (the "Initial Servicer"), and LASALLE NATIONAL BANK, a national banking association, as Trustee.

                                 ARTICLE I
                                DEFINITIONS

        SECTION 2.1 Definitions. Capitalized terms used in this Agreement have the meanings that Appendix A assigns to them, and this Agreement shall be interpreted in accordance with Part B of Appendix A.

                                ARTICLE II
                           CONVEYANCE OF ASSETS

        SECTION 2.1  Creation of the Trust; Conveyance of Certain Assets.
(a) Transferor hereby transfers, assigns, sets over, grants and otherwise conveys to Trustee, in its capacity as representative of the Certificateholders, without recourse (except as expressly provided herein), all of its right, title and interest in, to and under, (i) all Receivables that have been or are hereafter transferred (whether by sale or contribution) by the Sellers to Transferor, (ii) all Related Assets,
(iii) all of Transferor's rights under the Seller Transaction Documents (the property described in clauses (ii) and (iii) being called the "Related Transferred Assets"), (iv) all funds from time to time on deposit in each of the Transaction Accounts (including funds deposited in a Transaction Account in connection with the issuance of any prefunded Series) and all funds from time to time on deposit in each of the Bank Accounts representing Collections on, or other proceeds of, the foregoing and, in each case, all certificates and instruments, if any, from time to time evidencing such funds, all investments made with such funds, all claims thereunder or in connection therewith and all interest, dividends, monies, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing and (v) all moneys due or to become due and all amounts received or receivable with respect to any of the foregoing and all proceeds of the foregoing. Such property, whether now existing or hereafter acquired, shall constitute the assets of the Trust (collectively, the "Transferred Assets"). The foregoing transfer, assignment, setover, grant and conveyance to the Trust shall be made to Trustee, on behalf of the Trust, and each reference in this Agreement to such transfer, assignment, setover and conveyance shall be construed accordingly.

        (b) In connection with the transfer described in subsection (a), Transferor and Servicer shall record and file or cause to be recorded and filed, as an expense of Servicer paid out of the Servicing Fee, Public Notices with respect to the Transferred Assets meeting the requirements of applicable law in such manner and in such jurisdictions as are necessary to perfect the transfer and assignment of the Transferred Assets to the Trust. In connection with the transfer described in subsection (a), Transferor and Servicer further agree to deliver to Trustee each Transferred Asset (including any original documents or instruments included in the Transferred Assets as are necessary to effect such transfer) in which the transfer of an interest is perfected under the UCC or otherwise by possession. Transferor or Servicer shall deliver each such Transferred Asset to Trustee, at the expense of Servicer paid out of the Servicing Fee, immediately upon the transfer of any such Transferred Asset to Trustee pursuant to subsection
(a).

        (c)  In connection with the transfer described above in subsection
(a), Servicer shall, on behalf of Transferor, as an expense of Servicer paid out of the Servicing Fee, on or prior to the First Issuance Date, mark the master data processing records evidencing the Receivables with the following legend:

        "THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD TO INTER-CITY PRODUCTS RECEIVABLES COMPANY, L.P. ("TRANSFEROR") PURSUANT TO A RECEIVABLES PURCHASE AGREEMENT, DATED AS OF JULY 25, 1996, AMONG INTER-CITY PRODUCTS CORPORATION (USA) ("PARENT") AND CERTAIN SUBSIDIARIES OF THE PARENT, AS SELLERS, AND TRANSFEROR, AS BUYER; AND SUCH RECEIVABLES HAVE BEEN TRANSFERRED TO THE INTER-CITY PRODUCTS RECEIVABLES MASTER TRUST PURSUANT TO A POOLING AND SERVICING AGREEMENT, DATED AS OF THE SAME DATE, AMONG THE TRANSFEROR, PARENT, AS SERVICER, AND LASALLE NATIONAL BANK, AS TRUSTEE."

        (d) Upon the request of Transferor, Trustee will cause Certificates in authorized denominations evidencing the entire interest in the Trust to be duly authenticated and delivered to or upon the order of Transferor pursuant to Section 6.2. Pursuant to the Transferor Certificate, Transferor shall be entitled to receive current and deferred transfer payments at the times and in the amounts specified in the various Supplements executed from time to time.

        (e) If the transfer, assignment, set-over, grant and conveyance described in subsection (a) of this Section 2.1 are deemed to create a security interest in the property described therein, Transferor hereby grants to the Trustee, for the benefit of the Trustee and the Certificateholders, a security interest in that property (which shall be deemed to be a first priority perfected security interest and shall secure Transferor's obligations under the Transaction Documents and the Certificates), and agrees that this Agreement shall constitute a security agreement under applicable law.

        SECTION 2.2 Acceptance by Trustee. Trustee hereby acknowledges its acceptance on behalf of the Trust of all right, title and interest to the Transferred Assets and declares that it shall maintain such right, title and interest, upon the trust herein set forth, for the benefit of all Certificateholders, on the terms and subject to the conditions hereinafter set forth.

        SECTION 2.3 Representations and Warranties of Transferor Relating to the Transferred Assets.

        (a) Representations and Warranties. At the time that any Receivable or other Transferred Asset is transferred by Transferor to the Trust, Transferor hereby represents and warrants that:

                 (i) Quality of Title. (A) Immediately before each transfer to be made by Transferor hereunder, each Receivable and other Transferred Asset that was then to be transferred to the Trust hereunder was owned by Transferor free and clear of any Adverse Claim (other than any Permitted Adverse Claim); and, within two Business Days after the First Issuance Date, Transferor and Servicer made, or caused to be made, all filings and took all other action under applicable law in each relevant jurisdiction in order to protect and perfect the Trust's interest in such Receivables and such Transferred Assets against all creditors of, and purchasers from, Transferor and the Sellers.

                 (B) Each transfer of Receivables and other Transferred Assets by Transferor to the Trust pursuant to this Agreement constitutes a valid transfer and assignment to the Trustee of all right, title and interest of Transferor in such Receivables and other Transferred Assets, free and clear of any Adverse Claim (other than any Permitted Adverse Claim), and constitutes either an absolute transfer of such property to the Trust or a grant of a first priority perfected security interest in such property to the Trust. Whenever the Trust accepts a transfer of a Receivable or other Transferred Asset hereunder, it shall have acquired a valid and perfected first priority security interest in such Receivable or other Transferred Asset free and clear of any Adverse Claim (other than any Permitted Adverse Claim).

                 (C) No effective Public Notice that covers all or part of any Transferred Asset is on file in any recording office except such as may be filed (i) in favor of the Transferor in accordance with the Contracts, (ii) in favor of Transferor pursuant to the Purchase Agreement and (iii) in favor of the Trustee, for the benefit of the Investor Certificateholders, in accordance with this Agreement. No Public Notice relating to perfection that covers any inventory of such Seller that might give rise to Receivables is on file in any recording office except for (so long as an Intercreditor Agreement is in effect) Public Notice in favor of creditors of such Seller bound by such Intercreditor Agreement.

                 (D)  No acquisition of any Receivable or other
        Transferred Asset by Transferor or the Trust constitutes a fraudulent transfer or fraudulent conveyance under the Bankruptcy Code or applicable state bankruptcy or insolvency laws or is otherwise void or voidable or subject to subordination under similar laws or principles or for any other reason.

                 (ii) Approvals. With respect to each Receivable and other Transferred Asset, all consents, licenses, approvals or authorizations of, or notices to or registrations, declarations or filings with, any Governmental Authority or other Person required to be obtained, effected or made by the Sellers, Servicer or Transferor in connection with the conveyance of the Receivable and other Transferred Asset by the Sellers to Transferor, or by Transferor to the Trust, have been duly obtained, effected or given and are in full force and effect.

                 (iii) Eligible Receivables. (A) On the date on which the applicable Seller transfers a Receivable to Transferor, and Transferor transfers such Receivable to the Trust, unless otherwise identified by Servicer in the Daily Report for such date, such Receivable is an Eligible Receivable, and (B) on the date of each Daily Report or Monthly Report that identifies a Receivable as an Eligible Receivable, such Receivable is an Eligible Receivable.

        (b) Notice of Breach. The representations and warranties set forth in subsection (a) shall survive the transfer of the Receivables and the other Transferred Assets to the Trust. Upon discovery by Transferor, Servicer or Trustee of a breach of any of the representations and warranties set forth in subsection (a), the party discovering the breach shall give written notice to the other parties to this Agreement and each Required Person within three Business Days following the discovery; provided, however, that if such breach arises from a Seller's failure to perform its obligations under the Purchase Agreement and such failure is of the type that may be cured by settlement of a Seller Noncomplying Receivables Adjustment or Seller Dilution Adjustment under Sections 3.1 and 3.5 of the Purchase Agreement, and such settlement shall have (in fact) been made within the time limit specified therein, then no breach shall be deemed to have occurred under this Agreement. Trustee's obligations in respect of discovering any breach are limited as provided in Section 11.2(h).

        SECTION 2.4 No Assumption of Obligations Relating to Receivables, Related Transferred Assets or Contracts. The transfer, assignment, set over, grant and conveyance described in Section 2.1 does not constitute and is not intended to result in a creation or an assumption by the Trust, Trustee or any Investor Certificateholder of any obligation of Servicer, Transferor, the applicable Seller or any other Person in connection with the Receivables or the Related Transferred Assets or under the related Contracts or any other agreement or instrument relating thereto. None of Trustee, the Trust or any Investor Certificateholder shall have any obligation or liability to any Obligor.

                                ARTICLE III
                       ADMINISTRATION AND SERVICING

        SECTION 3.1  Acceptance of Appointment; Other Matters.

        (a) Designation of Servicer. The servicing, administering and collection of the Receivables and the Related Transferred Assets shall be conducted by the Person designated as Servicer hereunder from time to time in accordance with this Section. Until Trustee gives a Termination Notice to the Initial Servicer pursuant to Section 10.1, the Initial Servicer is designated (and agrees to act) as Servicer.

        (b) Delegation of Certain Servicing Activities. In the ordinary course of business, Servicer may at any time delegate its duties hereunder with respect to the Receivables and the Related Transferred Assets to any Person. Each Person to whom any such duties are delegated in accordance with this Section is called a "Sub-Servicer". Notwithstanding any such delegation, Servicer shall remain liable for the performance of all duties and obligations of Servicer pursuant to the terms of this Agreement and the other Transaction Documents. The fees and expenses of any Sub-Servicers shall be as agreed between Servicer and the Sub-Servicers from time to time and none of the Trust, Trustee or any Certificateholder shall have any responsibility therefor. Upon any termination of a Servicer pursuant to Section 10.1, all Sub-Servicers designated pursuant to this subsection by such Servicer shall automatically also be terminated.

        (c) Termination. The designation of Servicer (and each Sub-Servicer) under this Agreement shall automatically terminate upon termination of the Trust pursuant to Section 12.1.

        (d) Resignation of Servicer. The Initial Servicer shall not resign as Servicer unless it determines that (i) the performance of its duties is no longer permissible under applicable law and (ii) there is no reasonable action that it could take to make the performance of its duties permissible under applicable law. If the Initial Servicer determines that it must resign for the reasons stated above, it shall, prior to the tendering of its resignation, deliver to Trustee an Opinion of Counsel confirming the satisfaction of the conditions set forth in the preceding sentence. No resignation by the Initial Servicer shall become effective until Trustee or another Successor Servicer shall have assumed the responsibilities and obligations of Servicer in accordance with Section
10.2. Trustee shall give prompt notice to the Rating Agencies and each Required Person of the appointment of any Successor Servicer.

        SECTION 3.2  Duties of Servicer and Transferor.

        (a) Duties of Servicer in General. Servicer shall service the Receivables and the Related Transferred Assets and, subject to the terms and provisions of this Agreement, shall have full power and authority, acting alone or through any Sub-Servicer, to do any and all things in connection with such servicing that it may deem necessary or appropriate. Trustee shall execute and deliver to Servicer any powers of attorney or other instruments or documents that are prepared by Servicer and stated in an Officer's Certificate to be, and shall furnish Servicer with any documents in its possession, necessary or appropriate to enable Servicer to carry out its servicing duties. Servicer shall exercise at least the same care and apply the same policies with respect to the collection and servicing of the Receivables and the Related Transferred Assets that it would exercise and apply if it owned such Receivables and Related Transferred Assets, all in substantial compliance with applicable law and in accordance with the applicable Credit and Collection Policy substantially in the form of Exhibit G.

        Servicer shall take or cause to be taken (and shall cause each Sub-Servicer (if any) to take or cause to be taken) all such actions as Servicer deems necessary or appropriate to collect each Receivable and Related Transferred Asset, all in accordance with applicable law and the applicable Credit and Collection Policy.

        Without limiting the generality of the foregoing and subject to the next preceding paragraph and Section 10.1, Servicer or its designee is hereby authorized and empowered, unless such power and authority is revoked by Trustee on account of the occurrence of a Servicer Default, (i) to instruct Trustee to make withdrawals and payments from the Transaction Accounts as set forth in this Agreement, (ii) to execute and deliver, on behalf of the Trust for the benefit of the Certificateholders, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and the Related Transferred Assets, (iii) to make any filings, reports, notices, applications and registrations with, and to seek any consents or authorizations from, the Securities and Exchange Commission and any state securities authority on behalf of the Trust as may be necessary or appropriate to comply with any Federal or state securities laws or reporting requirements or other laws or regulations, and (iv) to the extent permitted under and in compliance with the Credit and Collection Policy and with all applicable laws, rules, regulations, judgments, orders and decrees of courts and other Governmental Authorities (whether Federal, state, local or foreign) and all other tribunals, to commence or settle collection proceedings with respect to the Receivables and otherwise to enforce the rights and interests of the Trust and the Certificateholders in, to and under the Receivables or Related Transferred Assets (as applicable).

        Notwithstanding anything to the contrary in this Section 3.2(a), the Servicer may not take any action on behalf of Trustee or demand any power of attorney from Trustee, without Trustee's prior written consent, which would have the effect under this Agreement or any of the other Transaction Documents, of (i) increasing Trustee's duties, obligations or liabilities; (ii) decreasing Trustee's indemnities, immunities, compensation or rights to reimbursement (as to the amount, timing or priority of payment, or otherwise), (iii) joining Trustee to any litigation, (iv) impeding the Trustee's right to enforce the obligations of Servicer, ICP or any Seller, or (v) waiving any default in the full and timely payment to LaSalle National Bank for services rendered as Trustee, Successor Servicer, Paying Agent or Transfer Agent and Registrar of any fees, expenses or other amounts due to it.

        (b) Identification and Transfer of Collections. Servicer shall cause Collections and all other Transferred Assets that consist of cash or cash equivalents to be deposited into the Bank Accounts and the Transaction Accounts pursuant to the terms and provisions of Section 3.3 and Article IV. Following notification from any Seller to Servicer or discovery by Servicer that collections of any receivable or other asset that is not a Collection of a Receivable or any other Transferred Asset have been deposited into a Bank Account or any Transaction Accounts, Servicer shall cause all such collections to be segregated, apart and in different accounts, from the Bank Accounts and the Transaction Accounts. Servicer and, to the extent applicable, Trustee shall hold all such funds in trust, separate and apart from such Person's other funds. On each Business Day, after such misdirected collections have been reasonably identified by Servicer to Trustee, Servicer shall instruct Trustee to, and Trustee shall, turn over to the appropriate Lockbox Bank, applicable Seller or other applicable Related Person (or their designees) all such misdirected collections less all reasonable and appropriate out-of-pocket costs and expenses, if any, incurred by Servicer or the Trustee in collecting and otherwise administering such amounts.

        Following notification from a Lockbox Bank that any item has been returned or is uncollected and that such Lockbox Bank has not been otherwise reimbursed pursuant to the terms of the applicable Lockbox Agreement for any amounts it credited to the relevant Lockbox Account (and then transferred to the Master Collection Account), Servicer shall instruct Trustee to, and Trustee shall, turn over to such Lockbox Bank Collections in such amount from Collections on deposit in the Master Collection Account (unless the applicable Seller has not made any payment required pursuant to Section 3.1(a) of the Receivables Purchase Agreement, in which case such amounts shall be retained by Trustee to the extent necessary to satisfy such payment obligation).

        (c) Modification of Receivables, Etc. So long as no Servicer Default shall have occurred and be continuing, Servicer may adjust, and may permit each Sub-Servicer to adjust, in accordance with Sections 3.2(a), and 3.2(k) and the applicable Credit and Collection Policy, the Unpaid Balance of any Receivable, or otherwise modify the terms of any Receivable or amend, modify or waive any term or condition of any Contract related thereto, all as it may determine to be appropriate to maximize collection thereof. Servicer shall, or shall cause the applicable Sub-Servicer to, write off Receivables from time to time in accordance with the applicable Credit and Collection Policy.

        (d) Documents and Records. At any time when the Initial Servicer is not the Servicer, Transferor, to the extent that it is entitled to do so under the Purchase Agreement, shall, upon the request of the then-acting Servicer, cause the applicable Seller to deliver to Servicer, and Servicer shall hold in trust for Transferor and Trustee in accordance with their respective interests, all Records that evidence or relate to the Receivables and other Transferred Assets of the applicable Seller.

        (e) Certain Duties to the Sellers. Servicer, if other than the Initial Servicer, shall, as soon as practicable after a demand by any Seller, deliver to such Seller all documents, instruments and records in its possession that evidence or relate to accounts receivable of such Seller or other Related Persons that are not Receivables or other Transferred Assets, and copies of all documents, instruments and records in its possession that evidence or relate to Receivables and other Transferred Assets.

        (f) Identification of Eligible Receivables and Dilution. The Initial Servicer will (i) establish and maintain such procedures as are necessary for determining no less frequently than each Business Day whether each Receivable qualifies as an Eligible Receivable and whether any Dilution has occurred, and for identifying, on any Business Day, all Receivables that are not Eligible Receivables, and (ii) include in each Daily Report information that shows whether, and to what extent, the Receivables described in such Daily Report are Eligible Receivables and whether, and to what extent, any Dilution has occurred.

        (g) Authorization to Act as Transferor's Agent. Without limiting the generality of subsection (a), Transferor hereby appoints Servicer, subject to the terms and conditions of the Transaction Documents, as its agent for the following purposes: (i) specifying accounts to which payments are to be made to Transferor, (ii) making transfers among, and deposits to and withdrawals from, all deposit accounts of Transferor for the purposes described in the Transaction Documents, and (iii) arranging payment by Transferor of all fees, expenses and other amounts payable by Transferor pursuant to the Transaction Documents. Transferor irrevocably agrees that (A) it shall be bound by all actions taken by Servicer pursuant to the preceding sentence, and (B) Trustee and the banks holding all deposit accounts of Transferor are entitled to accept submissions, determinations, selections, specifications, transfers, deposits and withdrawal requests, and payments from Servicer on behalf of Transferor.

        (h) Grant of Power of Attorney. Transferor and Trustee hereby each grant to Servicer a power of attorney, with full power of substitution, to take in the name of Transferor and Trustee all steps that are necessary or appropriate to endorse, negotiate, deposit or otherwise realize on any writing of any kind held or transmitted by Transferor or transmitted or received by Trustee (whether or not from Transferor) in connection with any Receivable or Related Transferred Asset; provide, however, that without Trustee's prior written consent, Servicer may not take any action pursuant to this Section 3.2(h) that would have the effect of joining Trustee to any litigation. The power of attorney that Transferor and Trustee have granted to Servicer may be revoked by Trustee, and shall be revoked by Transferor, on the date on which Trustee shall be entitled to exercise the powers granted to Trustee pursuant to Section 3.8(b). In exercising its power granted hereby, Servicer shall take directions from Trustee, if any, arising out of the exercise of the rights granted under Section 11.14.

        (i) Turnover of Collections. If Servicer, Transferor or any of their respective agents or representatives shall at any time receive any cash, checks or other payments constituting Collections, such recipient shall segregate such payments and hold such payments in trust for Trustee and shall, promptly upon receipt (and in any event within one Business Day following receipt), remit all such cash, checks and other payments, duly endorsed or with duly executed instruments of transfer, if applicable, to a Bank Account or the Master Collection Account.

        (j) Quarterly Statement as to Compliance. Servicer will deliver to Trustee, each Rating Agency and each Required Person no later than 45 days after the end of each fiscal quarter (commencing with the fiscal quarter ended September 30, 1996), an Officer's Certificate, substantially in the form of Exhibit F, stating, as to each signer thereof, that (i) a review of the activities of the Servicer during the preceding fiscal quarter and of performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such quarter, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and remedies therefor being pursued.

        (k) Discretionary Returns. The Servicer will not, and will not permit any Seller to, allow any Discretionary Returns, unless Servicer or such Seller has deposited into the Master Collection Account in connection with such termination an amount of funds sufficient to ensure that the aggregate Unpaid Balance of the Receivables held by the Trust (after adjustment for the impact of any Discretionary Returns) is at least equal to the aggregate Required Receivables (after adjustment for the impact of any Discretionary Returns) for all Series. The Servicer will not, and will not permit any Seller to, exercise its right under a Distributor Agreement to terminate a Distributor, unless Servicer or such Seller has deposited into the Master Collection Account in connection with such termination an amount of funds sufficient to ensure that the aggregate Unpaid Balance of the Receivables held by the Trust is at least equal to the aggregate

Required Receivables (after adjustment thereof to reflect the amount (the "Terminated Distributor Amount") of Receivables owing by such Distributor which are no long Eligible Receivables as a result of such termination) for all Series. Each such deposit of funds shall be deemed to be Collections with respect to the Receivables which are the subject of such Discretionary Returns or Distributor termination. The amounts of any Discretionary Returns and any Terminated Distributor Amounts which are permitted pursuant to this Section 3.2(k) are referred to herein as "Permitted Inventory Discretionary Returns."

        SECTION 3.3 Lockbox Accounts; Concentration Accounts. (a) Each Lockbox Account shall be subject to a Lockbox Agreement substantially in the form of Exhibit A (or such other form as is acceptable to the Trustee). Unless instructed otherwise by the Trustee, each Lockbox Bank shall be instructed by Servicer to remit, on a daily basis (but subject to the Lockbox Bank's customary funds availability schedule), all amounts deposited in the Lockbox Accounts maintained with it to a Concentration Account or the Master Collection Account. Any Concentration Account shall be maintained in the name of Trustee on behalf of the Trust pursuant to a Concentration Account Agreement substantially in the form of Exhibit B (or such other form acceptable to the Trustee). Except as provided in this Agreement and the applicable Account Agreements, none of any Seller, Transferor, Servicer, or any Person claiming by, through or under any Seller, Transferor or Servicer shall have any control over the use of, or any right to withdraw any item or amount from, any Bank Account. Servicer and Trustee are each hereby irrevocably authorized and empowered, as Transferor's attorney-in-fact, to endorse any item deposited in a lockbox or presented for deposit in any Bank Account requiring the endorsement of Transferor, which authorization is coupled with an interest and is irrevocable. Each Bank Account shall be an Eligible Deposit Account.

        (b) Servicer shall instruct (or shall cause the applicable Seller to instruct) all Obligors to make all payments due to Transferor or the applicable Seller relating to or constituting Collections (or any proceeds thereof) (i) to lockboxes maintained at the Lockbox Banks for deposit in a Lockbox Account or a Concentration Account or (ii) directly to a Lockbox Account. If Transferor or the applicable Seller receives any Collections or any other payment of proceeds of any Transferred Asset, Servicer shall cause such recipient to (x) segregate such payment and hold it in trust for the benefit of Trustee, and (y) as soon as practicable, but no later than the first Business Day following receipt of such item by such Person, deposit such payment in a Bank Account or the Master Collection Account. Servicer shall, and shall cause Transferor and the applicable Seller to, use best efforts to prevent the deposit of any amounts other than Collections in any Bank Account. If Servicer is notified by the applicable Seller that any amount other than Collections has been deposited in any Bank Account, Servicer shall promptly instruct the appropriate Account Bank and Trustee to segregate such amount, and shall direct such Account Bank or Trustee (as appropriate) to turn over such amounts to the applicable Seller or other Related Person (or their designees) to whom such amounts are owed (unless the applicable Seller has not made any payment required pursuant to Section 3.1(a) of the Receivables Purchase Agreement, in which case such amounts shall be retained by Trustee to the extent necessary to satisfy such payment obligation).

        (c)(i) Servicer may, from time to time after the First Issuance Date, designate a new account as a Bank Account, and such account shall become a Bank Account (and the bank at which such account is maintained shall become a Lockbox Bank or a Concentration Account Bank for purposes of this Agreement); provided that
(x) Trustee and each Required Person shall have received not less than five Business Days' prior written notice of the account and/or the bank that are proposed to be added as a Bank Account or an Account Bank (as applicable), (y) not less than five Business Days prior to the effective date of any such proposed addition, Trustee and each Required Person shall have received (A) counterparts of a Lockbox Agreement or a Concentration Account Agreement, as applicable, with each new Account Bank, duly executed by such new Account Bank and all other parties thereto and (B) copies of all other agreements and documents signed by the new Account Bank or such other parties with respect to any new Bank Account, and (z) such designation is made with the consent of each Required Person.

        (ii) Servicer may, from time to time after the First Issuance Date, terminate an account as a Bank Account or a bank as an Account Bank; provided that (x) no such termination shall occur unless Trustee and each Required Person shall have received not less than five Business Days' prior written notice of the account and/or the bank that are proposed to be terminated as a Bank Account or an Account Bank (as applicable) and, not less than five Business Days prior to the effective date of any such proposed termination, Trustee and each Required Person shall have received counterparts of an agreement, duly executed by the applicable Account Bank and reasonably satisfactory in form and substance to Trustee and each Required Person, pursuant to which such Account Bank agrees that, if it receives any funds or items that constitute Collections on or after the effective date of the termination of the applicable Bank Account or the effective date of its termination as an Account Bank (as the case may be), such Account Bank or former Account Bank (as applicable) shall cause such funds and items to be delivered in the form received to another lockbox or transferred to another Bank Account or the Master Collection Account promptly after such Account Bank or former Account Bank (as applicable) discovers that it has received any such funds or items, and (y) notwithstanding clause (x), Transferor and Servicer may at any time establish alternative collection procedures that do not require the use of Lockbox Accounts with the consent of each Required Person and upon satisfaction of the Modification Condition.

        (d) Servicer shall instruct each Concentration Account Bank (if any), to transfer on a daily basis (subject to such Concentration Account Bank's customary funds availability schedule) in same day funds to the Master Collection Account all collected funds on deposit in the Concentration Account maintained with such Concentration Account Bank. All such transfers shall be made in accordance with the relevant Concentration Account Agreement.

        SECTION 3.4 Servicing Compensation. As full compensation for its servicing activities hereunder and under any Supplement, and as reimbursement for any expense incurred by it in connection therewith, Servicer shall be entitled to receive a monthly servicing fee (the "Servicing Fee") in respect of each Series, payable in arrears on each Distribution Date in respect of each Distribution Period (or portion thereof) during which that Series is outstanding. The Servicing Fee in respect of any Series shall be payable solely as provided in the related Supplement.

        Unless otherwise provided in the applicable Supplement, the Servicing Fee payable for any Distribution Period with respect to any Series shall be equal to one-twelfth of the product of (a) 1% multiplied by (b) the aggregate Unpaid Balance of the Receivables as measured on the first Business Day of that Distribution Period multiplied by (c) the applicable Series Collection Allocation Percentage. The fees, costs and expenses of Trustee, the Paying Agent, any authenticating agent, the Lockbox Banks, the Concentration Account Banks and the Transfer Agent and Registrar, and certain other costs and expenses payable from the Servicing Fee pursuant to other provisions of this Agreement, and all other fees and expenses that are not expressly stated in this Agreement or any Series Supplement to be payable by the Trust or Transferor, other than Federal, state, local and foreign income and franchise taxes, if any, or any interest or penalties with respect thereto, of the Trust, shall be paid out of the Servicing Fee and shall be paid by Servicer from the funds that constitute the Servicing Fee.

        SECTION 3.5  Records of Servicer and Reports to be Prepared by
Servicer.

        (a) Keeping of Records and Books of Account. Servicer shall maintain at all times accurate and complete books, records and accounts relating to the Receivables, other Transferred Assets and Contracts of each Seller and all Collections thereon in which timely entries shall be made. Servicer shall, or shall cause each Sub-Servicer to, maintain and implement administrative and operating procedures (including an ability to generate duplicates of Records evidencing Receivables and the other Transferred Assets in the event of the destruction of the originals thereof), and shall keep and maintain all documents, books, records and other information that Servicer deems reasonably necessary for the collection of all Receivables and Related Transferred Assets. Upon the request of the Trustee or any Required Person after the occurrence and continuance of a Servicer Default, the Servicer will deliver copies of all books and records maintained pursuant to this Section 3.5(a) to such Trustee or Required Person.

        (b) Receivables Reviews. Subject to the last proviso to the next sentence, the Servicer, any Sub-Servicer and Transferor shall, during regular business hours upon not less than two Business Days' prior notice, permit the Trustee (or such other Person whom the Trustee may designate from time to time), any Required Person or their respective agents or representatives (including certified public accountants or other auditors), as an expense of the Servicer paid out of the Servicing Fee,
(i) to examine and make copies of and abstracts from, and to conduct accounting reviews of, all Records in the possession or under the control of any Origination and Servicing Party, including the related Contracts and purchase orders, invoices and other agreements related thereto, and
(ii) to visit the offices and properties of any Origination and Servicing Party for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to the Receivables or the Related Transferred Assets or the performance by any Origination and Servicing Party of their respective obligations under any Transaction Document with any Authorized Officer of any Origination and Servicing Party or Transferor (as applicable) or, with employees of such Origination and Servicing Party having knowledge of such matters. The Trustee or any Required Person may conduct, or cause their respective agents or representatives to conduct, reviews of the types described in this paragraph (b) (each such review, a "Receivables Review") whenever the Trustee or any Required Person, in its reasonable judgment, deems any such review appropriate, and the Trustee shall conduct, or cause its agents or representatives to conduct, such a review if requested by any Required Person; provided that, prior to the occurrence and continuance of an Early Amortization Event or an Unmatured Early Amortization Event or during the period in which the most recent quarterly servicing report delivered pursuant to Section 3.7 discloses a material exception, the Trustee and each Required Person shall have the right to request a Receivables Review not more than three times in the aggregate in any calendar year for any Origination and Servicing Party, each such Receivables Review to be an expense of the Servicer paid out of the Servicing Fee; and provided, further, that, (A) after the occurrence and during the continuance of a Early Amortization Event or an Unmatured Early Amortization Event or during the period in which the most recent quarterly servicing report delivered pursuant to Section 3.7 discloses a material exception, such Receivables Reviews shall be conducted during regular business hours upon not less than two Business Days' prior notice, and (B) after the occurrence and during the continuance of a Early Amortization Event or an Unmatured Early Amortization Event or during the period in which the most recent quarterly servicing report delivered pursuant to Section 3.7 discloses a material exception, there shall be no limitation on the number of Receivables Reviews that are conducted by or on behalf of the Trustee or any Required Person and all such Receivables Reviews shall be an expense of the Servicer paid out of the Servicing Fee.

        Transferor hereby irrevocably authorizes the Trustee, for the benefit of the Certificateholders, to exercise its rights under Section 6.1(c) of the Purchase Agreement. Any Receivables Reviews that the Trustee conducts pursuant to Section 6.1(c) of the Purchase Agreement, under such authorization, shall be conducted concurrently with the Receivables Reviews with respect to the related Seller that the Trustee conducts pursuant to this Section 3.5(b). Prior to the occurrence and continuance of a Early Amortization Event or an Unmatured Early Amortization Event, the Trustee may conduct no more than three separate reviews in the aggregate in any calendar year per Origination and Servicing Party for all reviews conducted pursuant to this Section 3.5(b) and Section 6.1(c) of the Purchase Agreement. Transferor hereby agrees that it shall not exercise its rights to conduct any Receivables Review pursuant to Section 6.1(c) of the Purchase Agreement unless the Trustee, as the assignee of Transferor pursuant to Section 2.1(a)(iii) hereof, shall, at the direction of any Required Person, have given its prior written consent to Transferor's conducting such review; provided that, as between Transferor and the Trustee, Transferor hereby agrees that it shall not request the right to conduct, on its own behalf and for its own benefit, the first Receivables Review in any calendar year. If the Trustee consents to the conduct of any second Receivables Review by Transferor pursuant to Section 6.1(c) of the Purchase Agreement, then such review by Transferor shall be an expense of the Servicer paid out of the Servicing Fee.

        The Trustee shall not be responsible for failing to conduct a Receivables Review meeting the conditions of this Section 3.5(b) as a result of any breach of this Section 3.5(b) by any Origination and Servicing Party.

        (c) Daily Reports. Prior to 11:00 a.m., New York City time, on each Business Day, Servicer shall prepare and deliver to Trustee (and each Required Person upon its request) a report relating to each outstanding Series, substantially in the form specified by the applicable Supplement or in such other form as is reasonably acceptable to Trustee and Servicer (each such report being a "Daily Report") setting out, among other things, the Base Amount and Series Collection Allocation Percentage for that Series as of the end of business on the preceding Business Day.

        (d) Monthly Report. Prior to 11:00 a.m., New York City time, on each Report Date, Servicer shall prepare and deliver to Trustee, the Rating Agencies and each Required Person a report relating to each outstanding Series, substantially in the form specified by the applicable Supplement or in such other form as is reasonably acceptable to Trustee and Servicer (each such report being a "Monthly Report").

        (e) Notice of Seller Change Events; Supplements to Monthly Reports. Section 1.7 of the Purchase Agreement describes circumstances under which additional Sellers may be added to the Program (such event being a "Seller Change Event"). Such Section of the Purchase Agreement requires ICP to give written notice to Transferor of the occurrence of a Seller Change Event not less than 30 days prior to the occurrence thereof, and Transferor hereby agrees to give prompt written notice of its receipt of any such notice to Trustee, the Rating Agencies and each Required Person. If the notice is given to Trustee, within five Business Days after the receipt of the notice by Trustee (or such later date, as specified in the notice, on which the applicable Seller Change Event shall become effective), Servicer shall deliver to Trustee and the Rating Agencies a supplement to the Monthly Report then in effect for each outstanding Series, which supplement shall show the calculation (complete with the historical and/or pro forma receivables data necessary to do such calculation) of (A) the Required Receivables and the applicable reserve ratios (as described in each Supplement) to reflect the addition of accounts receivable originated by any Person that is being added to the Program as a Seller, and (B) the Loss Discount and the Purchase Discount for any such Person that is being added to the Program as a Seller. For purposes of all calculations hereunder and under the Purchase Agreement, the Required Receivables, such reserve ratios and (if applicable) the Loss Discount and the Purchase Discount for the relevant Person shown in such supplement shall supersede and/or supplement the calculation of such items in the then outstanding Monthly Report, effective as of the fifth Business Day following Trustee's receipt of such notice (or such later date, as specified in such notice, on which the applicable Seller Change Event shall become effective).

        SECTION 3.6 Monthly Servicer's Certificate. On each Report Date, Servicer shall deliver to Trustee, the Paying Agent, Transferor, the Rating Agencies and each Required Person a certificate of an Authorized Officer of Servicer substantially in the form of Exhibit C, with such additions as may be required by any Supplement.

        SECTION 3.7 Servicing Report of Independent Public Accountants; SEC Reports. (a)(i) On or before 45 days after the end of each fiscal semi-annual period of Transferor beginning with Transferor's fiscal semi-annual period ending December 31, 1996, Servicer shall, as an expense of Servicer paid out of the Servicing Fee, cause Coopers & Lybrand L.L.P. or another firm of independent certified public accountants that is generally recognized as being among the "big six" (which may also render other services to Servicer, the Sellers or Transferor) to furnish a report to Trustee, Servicer, Transferor and each Required Person (which report shall be addressed to Trustee and each Required Person and shall relate to Transferor's most recently ended fiscal semi-annual period). The accountants' report shall set forth the results of their performance of the procedures described in Exhibit D with respect to the Monthly Reports and Daily Reports delivered to Trustee pursuant to Section 3.5 during the prior semi-annual period.

        (ii) Each accountants' report shall state that the accountants have compared the amounts contained in the Monthly Reports and a reasonable sample randomly selected from all Daily Reports delivered to Trustee during the period covered by the report with the records (including computer records) from which the amounts were derived and that, on the basis of such comparison, the amounts are in agreement with the documents and records, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in the report. Except as provided otherwise in a Supplement, a copy of the report may be obtained by any Investor Certificateholder by a request in writing to Trustee addressed to the Corporate Trust Office.

        (b) Promptly and in any event within two Business Days after the filing of such reports (if any) with the Securities and Exchange Commission, ICP shall provide the Trustee, each of the Rating Agencies and each Required Person with copies of each Quarterly Report on Form 10-Q, Annual Report on Form 10-K and Report of Form 8-K of ICP. If ICP ceases to be required to file such reports, or if for any other reason such reports are not filed, with the Securities and Exchange Commission, ICP shall provide the Trustee, each of the Rating Agencies and each Required Person (x) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of ICP, copies of the unaudited consolidated balance sheets of ICP and its consolidated Subsidiaries as at the end of the fiscal quarter and the related unaudited statements of earnings and cash flows, in each case for the fiscal quarter and for the period from the beginning of the fiscal year through the end of such fiscal quarter, prepared in accordance with GAAP consistently applied throughout the periods reflected therein and certified (subject to year end adjustments and the omission of footnotes) by the chief financial officer or chief accounting officer of ICP and (y) as soon as possible and in any event within 90 days after the end of each fiscal year of ICP, a copy of the audited consolidated balance sheet of ICP and its consolidated Subsidiaries as at the end of the fiscal year and the related statements of earnings, stockholders' equity and cash flows of ICP and its consolidated Subsidiaries for the fiscal year, setting forth in each case in comparative form for the corresponding figures for the preceding fiscal year and prepared in accordance with GAAP consistently applied throughout the periods reflected therein, certified, without Impermissible Qualification, by Coopers & Lybrand L.L.P. (or another firm of independent certified public accountants that is generally recognized as being among the "big six" as shall be selected by ICP (which may also render other services to Servicer, the Sellers or Transferor).

        (c) Promptly upon the receipt thereof, ICP shall provide the Trustee, each of the Rating Agencies and each Required Person with copies of all "management letters" received by ICP or any of its Subsidiaries from their independent accountants.

        SECTION 3.8 Rights of Trustee. (a) Trustee has the exclusive dominion and control over the Bank Accounts, and Transferor shall take any action that Trustee may reasonably request to effect or evidence such dominion and control. At any time following the occurrence of a Servicer Default, Trustee is hereby authorized to give notice to the Account Banks, as provided in the Account Agreements, of the revocation of Servicer's authority to give instructions or take any other actions with respect to the Bank Accounts that Servicer would otherwise be authorized to give or to take.

        (b) At any time following the designation of a Servicer other than the Initial Servicer:

                 (i) Trustee may direct any Obligors of Receivables to pay all amounts payable under any Receivable or any Related Transferred Assets directly to Trustee or its designee; provided that Trustee shall provide the applicable Seller with a copy of such notice at least one Business Day prior to sending it to any Obligor and consult in good faith with the applicable Seller as to the text of the notice.

                 (ii) Trustee may direct any Seller to make payment of all amounts payable to Transferor under any Transaction Document to which the Seller is a party directly to Trustee or its designee.

                 (iii) Transferor and Servicer shall, at Trustee's request and as an expense of Servicer paid out of the Servicing Fee, give notice of the Trust's ownership of the Receivables and the other Transferred Assets to each Obligor and direct that payments be made directly to Trustee or its designee.

                 (iv) Transferor shall, and shall cause the Sellers to, at Trustee's request, (A) assemble all of the Records that are necessary or appropriate to collect the Receivables and other Transferred Assets, and shall make the same available to Trustee at one or more places selected by Trustee or its designee, (B) segregate all cash, checks and other payments received by it from time to time constituting Collections in a manner acceptable to Trustee and shall, promptly upon receipt (and, subject to Section 3.2(i), in no event later than the first Business Day following receipt), remit all such cash, checks and other payments, duly endorsed or with duly executed instruments of transfer, if applicable, to a Bank Account or the Master Collection Account and (C) permit, upon not less than two Business Days' prior written notice, any Successor Servicer and its agents, employees and assignees access to their respective facilities and their respective Records (including computer programs, tapes and disks, and purchase orders, invoices and other agreements related to the Receivables and the Related Transferred Assets).

        (c) Each of Transferor and Servicer hereby authorizes Trustee, from time to time after the designation of a Servicer other than the Initial Servicer, to take any and all steps in Transferor's name and on behalf of Transferor and Servicer that are necessary or appropriate, in the reasonable determination of Trustee, to collect all amounts due under any and all Receivables or other Transferred Assets, including endorsing the name of Transferor or the applicable Seller on checks and other instruments representing Collections and enforcing such Receivables and the other Transferred Assets.

        (d) Transferor hereby irrevocably appoints Trustee to act as Transferor's attorney-in-fact, with full authority in the place and stead of Transferor and in the name of Transferor or otherwise, from time to time after the designation of a Servicer other than the Initial Servicer, to take (subject to Section 11.14 hereof) any action and to execute any instrument or document that Trustee, in its reasonable determination, may deem necessary to accomplish the purposes of this Agreement, including:

                 (i) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Receivable or any Related Transferred Asset;

                 (ii) to receive, endorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (i);

                 (iii) to file any claims or take any action or institute any proceedings that Trustee in its reasonable determination may deem necessary or appropriate for the collection of any of the Receivables or any other Transferred Asset or otherwise to enforce the rights of Trustee and the Certificateholders with respect to any of the Receivables or any other Transferred Asset; and

                 (iv) to perform the affirmative obligations of Transferor under any Transaction Document.

Transferor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

        SECTION 3.9 Ongoing Responsibilities of the Initial Servicer. Anything herein to the contrary notwithstanding:

                 (a) If at any time the Initial Servicer shall not be Servicer, the Initial Servicer shall deliver all Collections received or deemed received by it or its Subsidiaries to Trustee no later than one Business Day after receipt or deemed receipt thereof and Trustee shall distribute such Collections to the same extent as if such Collections had actually been received from the related Obligor on the applicable dates. So long as the Initial Servicer or any of its Subsidiaries shall hold any Collections or deemed Collections required to be paid to Trustee, each of them shall hold such amounts in trust (and separate and apart from its own funds) and shall clearly mark its records to reflect such trust. The Initial Servicer hereby grants to Trustee an irrevocable power of attorney, with full power of substitution, coupled with an interest, upon the occurrence of a Servicer Default, to take in the name of the Initial Servicer all steps necessary or appropriate to endorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by the Initial Servicer or transmitted and received by Trustee (whether or not from the Initial Servicer) in connection with any Receivable or other Transferred Asset.

                 (b) In addition, if at any time the Initial Servicer shall not be Servicer, the Initial Servicer shall act (if the Successor Servicer so requests) as the data processing agent of Servicer and, in such capacity, the Initial Servicer shall conduct (and shall cause any other necessary Persons to conduct) the data processing functions of the administration of the Receivables, the other Transferred Assets and the Collections thereon in substantially the same way that the Initial Servicer (or its Sub-Servicers) conducted such data processing functions while the Initial Servicer acted as Servicer. The Initial Servicer and each such other Person shall be entitled to reasonable compensation for such service to be paid from the Servicing Fee.

                 (c) Notwithstanding any termination of the Initial Servicer as Servicer hereunder, the Initial Servicer shall continue to indemnify Trustee on the terms set out in Section
        11.5 with respect to circumstances existing, or actions taken or omitted, prior to such termination.

        SECTION 3.10 Further Action Evidencing Transfers. Servicer shall cause all Public Notices and any other necessary documents relating to the right, title and interest of Trustee in, to and under the Transferred Assets to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the right, title and interest of Trustee hereunder in and to all property comprising the Transferred Assets. Servicer shall deliver to Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. Transferor shall cooperate fully with Servicer in connection with the obligations set forth above and will execute any and all documents that are reasonably required to fulfill the intent of this section.

        If Transferor or Servicer fails to perform any of its agreements or obligations under any Transaction Document and does not remedy such failure within the applicable cure period, if any, then Trustee or its designee may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the reasonable expenses of Trustee or its designee incurred in connection therewith shall be payable by Servicer as provided in Section 11.5 and (if applicable) by Transferor as provided in Section 7.3.

                                ARTICLE IV
                 RIGHTS OF CERTIFICATEHOLDERS; ALLOCATIONS

        SECTION 4.1 Rights of Certificateholders. Each Series of Investor Certificates shall collectively represent a fractional undivided beneficial interest (as to any Series, the "Series Interest") in the Trust, and the amount of that undivided beneficial interest shall equal the Series Collection Allocation Percentage for that Series from time to time. Each Certificate within a Series shall represent a partial ownership interest in the related Series Interest, representing the right to receive, to the extent necessary to make the required payments with respect to that Certificate at the times and in the amounts specified in this Article IV and in the related Supplement, the portion of Collections allocable to Investor Certificateholders of such Series pursuant to this Agreement and such Supplement and funds on deposit in the Transaction Accounts allocable to Investor Certificateholders of such Series. Unless the applicable Supplement provides otherwise, the Investor Certificates of any Series or class shall not represent any interest in any funds allocable to any other Series. The Transferor Certificate shall represent an interest in the Trust (the "Transferor Interest") consisting of the right to receive current and deferred transfer payments in respect of the various Series outstanding from time to time at the times and in the amounts specified in the related Supplements.

        SECTION 4.2 Establishment of Transaction Accounts. (a) On or prior to the date of this Agreement, Trustee has established, and until the Trust is terminated Trustee shall (except as expressly permitted or required below) maintain, in the name of Trustee and for the benefit of the Certificateholders, the following accounts:

                 (i   account no. 67-7584-70-8, which shall be called the
        "Master Collection Account" and into which all Collections and all other Transferred Assets consisting of cash or cash equivalents shall be transferred on a daily basis from the Bank Accounts;

                 (ii   account no. 67-7584-71-6, which shall be called the
        "Carrying Cost Account" and into which funds shall be allocated from time to time to cover Carrying Costs of each Series
        (including interest payable on, and the Servicing Fee allocated to, each Series);

                 (iii   account no. 67-7584-72-4, which shall be called
        the "Equalization Account" and into which funds may from time to time be transferred from the Master Collection Account to compensate for fluctuations in the Base Amounts for the outstanding Series; and

                 (iv   account no. 67-7584-73-2, which shall be called the
        "Principal Funding Account" and into which funds will from time to time be transferred in anticipation of distributions to Investor Certificateholders on account of their respective principal investments.

        (b   In addition, if an Early Amortization Period occurs with
respect to any Series, Trustee shall establish an additional account which shall be called the "Holdback Account" and into which funds that would otherwise be remitted by Trustee to the Transferor in respect of the Transferor Certificate will be deposited to the extent so provided in the related Supplement.

        (c   The Master Collection Account, the Carrying Cost Account, the
Equalization Account, the Principal Funding Account, any Holdback Account and any additional accounts required by any Supplement to be established (unless otherwise indicated in such Supplement) are collectively called the "Transaction Accounts." Each of the Transaction Accounts shall be established and maintained as a segregated trust account maintained at a bank with a long-term senior unsecured debt rating of at least "A" and shall bear a designation clearly indicating that funds deposited therein are held for the benefit of the Certificateholders. If any Transaction Account ceases to be a segregated trust account maintained at a bank with a long-term senior unsecured debt rating of at least "A", Servicer shall cause Trustee to open a substitute Transaction Account that is a segregated trust account maintained at a bank with a long-term senior unsecured debt rating of at least "A" and transfer the funds in the existing Transaction Account to the substitute Transaction Account, and thereafter all references in any Transaction

Document to the original Transaction Account shall be deemed instead to refer to the substitute Transaction Account.

        (d   The Master Collection Account, the Carrying Cost Account, the
Equalization Account, the Principal Funding Account and any Holdback Account shall be held by Trustee for the benefit of all Certificateholders. However, there shall be established within each of the Carrying Cost Account, the Equalization Account, the Principal Funding Account and any Holdback Account an administrative sub-account for each outstanding Series. Funds allocated to the Carrying Cost Account, the Equalization Account, the Principal Funding Account and any Holdback Account pursuant to any Supplement shall be allocated to the applicable Series' sub-account and shall be available solely to the holders of the Certificates in that Series, except to the extent that such funds are subsequently reallocated to another Series, or to the Transferor, in accordance with the terms of the applicable Supplement and this Agreement. Any additional Transaction Accounts established pursuant to any Supplement shall be held by Trustee for the benefit of only the related Series.

        (e   Trustee shall possess (for its benefit and for the benefit of the Certificateholders) all right, title and interest in and to all funds on deposit from time to time in each of the Transaction Accounts and in all proceeds thereof. The Transaction Accounts shall be under the sole dominion and control of Trustee for the benefit of the applicable Certificateholders. Each of Servicer and Trustee agrees that it shall have no right of setoff against, and no right otherwise to deduct from, any funds held in any of the Transaction Accounts or the Bank Accounts for any amount owed to it by the Trust, any party hereto or any Certificateholder unless such right to deduct is expressly provided for in a Transaction Document.

        SECTION 4.3  Trust-Level Calculations and Funds Allocations.

        (a   Allocation of Daily Collections. On each Business Day,
Servicer shall determine the amount of collected funds received in the Master Collection Account (other than funds that are required to be returned to Related Persons (or their designees) or Lockbox Banks pursuant to Sections 3.2(b) and 3.3(b)) since the preceding Business Day and shall allocate to each outstanding Series a share of such funds in an amount equal to the product of the applicable Series Collection Allocation Percentage and the amount of such funds. The portion of such funds allocated to any Series shall be further allocated and otherwise dealt with in accordance with the terms of the related Supplement. In addition, funds initially allocated to a Series on any Business Day that are designated as Shared Investor Collections shall be reallocated to other Series pro rata based upon the respective Shortfalls (if any) of the other Series.

        (b   Allocation of Write-Offs and Dilution. In each Monthly Report relating to a Series that is in an Early Amortization Period, Servicer shall calculate the amount of (i) Write-Offs (net of Recoveries) and (ii) Dilutions as to which no settlement payment has been made pursuant to
Section 3.3 of the Purchase Agreement, in each case during the related Calculation Period (or the portion of that Calculation Period falling in the Early Amortization Period) and shall allocate to such Series a portion of the amounts referred to in clauses (i) and (ii) equal to the product of each such amount and the related Series Loss Allocation Percentage.

        SECTION 4.4 Investment of Funds in Transaction Accounts. On any day when funds on deposit in any Transaction Account exceed $10,000 (after giving effect to the allocations of such funds required by this Article
IV and the various Supplements), and at such other times as investment is practicable, Trustee, at the direction of Servicer, shall invest and reinvest monies on deposit in such Transaction Account (in the name of Trustee) in such Eligible Investments as are specified in a notice from Servicer, subject to the restrictions set forth hereinafter. All Eligible Investments made from funds in any Transaction Account, and the interest, dividends and income received thereon and therefrom and the net proceeds realized on the sale thereof, shall be deposited in such Transaction Account. All Eligible Investments in each Transaction Account shall mature not later than the next succeeding Distribution Date (or such other date or dates as may be specified in the applicable Supplement). Trustee may liquidate an Eligible Investment prior to maturity if such liquidation would not result in a loss of all or part of the principal portion of such Eligible Investment or if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment. In the absence of negligence of Trustee or willful misconduct by Trustee, Trustee shall have no liability in connection with investment losses incurred on Eligible Investments. It is intended for income tax purposes that the income earned through investment of funds in the Transaction Accounts shall be treated as income of Transferor.

        SECTION 4.5 Attachment of Transaction Accounts. If Trustee receives written notice that any Transaction Account has or will become subject to any writ, judgment, warrant of attachment, execution or similar process, Trustee shall (notwithstanding any other provision of the Transaction Documents) promptly notify Transferor, Servicer and the Certificateholders thereof, and shall not deposit or transfer funds into such Transaction Account but shall cause funds otherwise required to be deposited into such Transaction Account to be held in another account pending distribution of such funds in the manner required by the Transaction Documents.

                                 ARTICLE V
                         DISTRIBUTIONS AND REPORTS

        SECTION 5.1 Distributions. DISTRIBUTIONS SHALL BE MADE, AND REPORTS SHALL BE PROVIDED, TO CERTIFICATEHOLDERS AS SET FORTH IN THE APPLICABLE SUPPLEMENT.

                                ARTICLE VI
                             THE CERTIFICATES

        SECTION 6.1 The Certificates. The Investor Certificates in each Series shall be substantially in the forms contemplated by the Supplements pursuant to which the Investor Certificates are issued, and the Transferor Certificate shall be substantially in the form of Exhibit

E. Upon issuance, all Certificates shall be executed and delivered by Transferor to Trustee for authentication and redelivery as provided in Sections 6.2 and 6.10. Except to the extent provided otherwise in an applicable Supplement, Investor Certificates shall be issued in minimum denominations of $1,000,000 and in integral multiples of $100,000 and shall not be subdivided for resale into Certificates smaller than a Certificate, the initial offering price for which would have been at least $1,000,000.

        Notwithstanding any other provision of this Agreement, unless otherwise specified in the applicable Supplement or on the face of any Certificate, no transfer, assignment or other conveyance of, or sale of any interest in a Certificate shall be made unless, after giving effect thereto, there shall be no more than 20 Private Holders of Subject Instruments, as reasonably determined by the Transferor. Any attempted transfer, assignment, conveyance, participation or subdivision in contravention of the preceding restrictions, as reasonably determined by the Transferor, shall be void ab initio and the purported transferor, seller or subdivider of such Certificate shall continue to be treated as the Certificateholder of any such Certificate (or interest therein) for all purposes of this Agreement.

        Each Certificate shall be issued as a Definitive Certificate and shall be executed by manual or facsimile signature on behalf of Transferor by its President or any Vice President or by any attorney-in-fact duly authorized to execute the Definitive Certificate on behalf of any such officer. The Definitive Certificates shall be authenticated on behalf of the Trust by manual signature of a duly authorized signatory of Trustee. Definitive Certificates bearing the manual or facsimile signature of the individual who was, at the time when the signature was affixed, authorized to sign on behalf of Transferor or the Trust (as applicable) shall be valid and binding, notwithstanding that the individuals or any of them ceased to be so authorized prior to the authentication and delivery of the Definitive Certificates or does not hold such office on the date of issuance of such Definitive Certificates. No Definitive Certificates shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on the Definitive Certificate a certificate of authentication substantially in the form provided for herein executed by or on behalf of Trustee by the manual signature of a duly authorized signatory, and the certificate of authentication upon any Definitive Certificate shall be conclusive evidence, and the only evidence, that the Definitive Certificate has been duly authenticated and delivered hereunder and is entitled to the benefits of this Agreement. Except as otherwise provided in the applicable Supplement, all Definitive Certificates shall be dated the date of their authentication.

        SECTION 6.2 Authentication of Certificates. Contemporaneously with the initial assignment and transfer of Receivables and other Transferred Assets to the Trust, Trustee shall authenticate and deliver the Transferor Certificate to Transferor. On each Issuance Date, upon the order of Transferor, Trustee shall authenticate and deliver to Transferor the Series of Certificates that are to be issued originally on such Issuance Date pursuant to the applicable Supplement.

        SECTION 6.3 Registration of Transfer and Exchange of Certificates. (a) Trustee, as agent for Transferor, shall keep, or shall cause to be kept, at the office or agency to be maintained in accordance with the provisions of Section 11.16, a register in written form or capable of being converted into written form within a reasonable time (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, a transfer agent and registrar (which may be Trustee) (the "Transfer Agent and Registrar") shall provide for the registration of the Certificates, transfers and exchanges of the Certificates and the allocation of payments as herein provided. Transferor hereby appoints Trustee as the initial Transfer Agent and Registrar.

        Transferor, or Trustee as agent for Transferor, may revoke the appointment as Transfer Agent and Registrar and remove the then-acting Transfer Agent and Registrar if Trustee or Transferor (as applicable) determines in its sole discretion that the then-acting Transfer Agent and Registrar has failed to perform its obligations under this Agreement in any material respect. The then-acting Transfer Agent and Registrar shall be permitted to resign as Transfer Agent and Registrar upon 30 days' prior written notice to Trustee, Transferor, Servicer and each Required Person; provided that such resignation shall not be effective and the then-acting Transfer Agent and Registrar shall continue to perform its duties as Transfer Agent and Registrar until Trustee has appointed a successor Transfer Agent and Registrar reasonably acceptable to Transferor and the Person so appointed has given Trustee written notice that it accepts the appointment. The provisions of Sections 11.1 through 11.5 shall apply to the Transfer Agent and Registrar as if all references to "Trustee" in the applicable provisions of Sections 11.1 through 11.5 were references to the Transfer Agent and Registrar.

        It is intended that the registration of Certificates that is described in this Section comply with the registration requirements contained in Section 163 of the Internal Revenue Code.

        (b) No transfer of all or any part of the Transferor Certificate shall be made unless (i) Transferor shall have given the Rating Agencies, Trustee and each Required Person prior written notice of the proposed transfer, (ii) the Modification Condition shall have been satisfied in connection with the proposed transfer and (iii) Transferor shall have delivered to Trustee, the Rating Agencies, and each Required Person a Tax Opinion for each outstanding Series of Investor Certificates.

        (c) Subject to the requirements of subsection (e), if applicable, having been fulfilled, upon surrender for registration of transfer of any Certificate, and, in the case of Investor Certificates, at any office or agency of the Transfer Agent and Registrar maintained for such purpose, Transferor shall execute, and Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the appropriate class and Series that are in authorized denominations of like aggregate fractional interest in the related Series Interest that bear numbers that are not contemporaneously outstanding.

        At the option of an Investor Certificateholder, its Investor Certificates may be exchanged for other Investor Certificates of the same class and Series (and bearing the same interest rate as the Investor Certificate surrendered for registration of exchange) of authorized denominations of like aggregate fractional interests in the related Series Interest and bearing numbers that are not contemporaneously outstanding, upon surrender of the Investor Certificates to be exchanged at any such office or agency. Whenever any Investor Certificates are so surrendered for exchange, Transferor shall execute, and Trustee shall authenticate and deliver, the appropriate number of Investor Certificates of the class and Series that the Investor Certificateholder making the exchange is entitled to receive. Every Investor Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form satisfactory to Trustee or the Transfer Agent and Registrar duly executed by the Certificateholder thereof or his attorney-in-fact duly authorized in a writing delivered to the Transfer Agent and Registrar.

        No service charge shall be made for any registration of transfer or exchange of Certificates, but the Transfer Agent and Registrar may require the Certificateholder to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Investor Certificates.

        All Certificates surrendered for registration of transfer and exchange shall be canceled and disposed of in a manner satisfactory to Trustee.

        The Investor Certificateholders may, with the consent of the Agent, provide notice to the Trustee as to whom and in what manner payment should be made in respect of the Investor Certificates held by such Investor Certificateholders and the Trustee shall make payment of amounts to which such Investor Certificateholder is entitled in such manner.

        (d) Certificates may be surrendered for registration of transfer or exchange at the office of the Transfer Agent and Registrar designated in Section 13.6.

        (e) Unless otherwise provided in the applicable Supplement, Certificateholders holding Definitive Certificates shall not sell, transfer or otherwise dispose of the Certificates unless the sale, transfer or disposition is being made pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws and, prior to the proposed sale, transfer or disposition, the Certificateholder and the proposed transferee each provide Trustee and Transferor with representations and, if requested by Trustee or Transferor, an Opinion of Counsel concerning the proposed sale, transfer or disposition and the availability of the exemption.

        (f) The Investor Certificates shall bear such restrictive legends as shall be set forth in the applicable Supplements.

        (g) No transfer of a Certificate shall be made unless the Trustee and the Transfer Agent and Registrar shall have received either
(i) a representation letter from the proposed transferee of such Certificate to the effect that such proposed transferee is not an employee benefit plan subject to the fiduciary responsibility provisions of ERISA, or Section 4975 of the Code, or a Person acting on behalf of any such plan or using the assets of any such plan or if the proposed transferee is an insurance company, a representation that the proposed transferee is an insurance company which is purchasing such certificates with funds contained in an "insurance company general account" (as such term is defined in section v(e) of prohibited transaction class exemption 95-60 ("ptce 95-60")) and that the purchase and holding of such certificates are covered under ptce 95-60, which representation letter shall not be an expense of the Trust, Trustee, the Transfer Agent and Registrar, the Servicer or the Transferor or (ii) in the case of any such certificate presented for registration in the name of an employee benefit plan subject to the fiduciary responsibility provisions of ERISA, or Section 4975 of the Internal Revenue Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other Person who is using the assets of any such plan to effect such acquisition, an opinion of counsel, in form and substance reasonably satisfactory to, and addressed and delivered to, the Trustee, the Transfer Agent and Registrar and the Transferor, to the effect that the purchase or holding of such Certificate will not result in the assets of the Trust estate being deemed to be "plan assets" and subject to the fiduciary responsibility provisions of ERISA or the prohibited transaction provisions of the Internal Revenue Code, will not constitute or result in a prohibited transaction within the meaning of
Section 406 or Section 407 of ERISA or Section 4975 of the Internal Revenue Code, and will not subject the Trust, the Trustee, the Transfer Agent and Registrar, the Servicer or the Transferor to any obligation or liability (including obligations or liability under ERISA or Section 4975 of the Internal Revenue Code) in addition to those explicitly undertaken in this Trust Agreement which opinion of counsel shall not be an expense of the Trust, the Trustee, the Transfer Agent and Registrar, the Servicer or the Transferor.

        SECTION 6.4 Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Transfer Agent and Registrar and Trustee such security or indemnity as may be required by them and Transferor to hold each of them, the Trust and Transferor harmless, then, in the absence of notice to Trustee that such Certificate has been acquired by a bona fide purchaser, Transferor shall execute and, upon the request of Transferor, Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like class, Series, tenor, terms and principal amount and bearing a number that is not contemporaneously outstanding. In connection with the issuance of any new Certificate under this section, Trustee or the Transfer Agent and Registrar may require the payment by the Certificateholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of Trustee and Transfer Agent and Registrar) connected therewith. Any duplicate Certificate issued pursuant to this section shall constitute conclusive and indefeasible evidence of ownership of an interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all Certificates of the same class and Series that are duly issued hereunder.

        SECTION 6.5 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, Transferor, Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Article V and for all other purposes whatsoever, and none of Transferor, Trustee, the Paying Agent, the Transfer Agent and Registrar or any agent of any of them shall be affected by any notice to the contrary; provided that, in determining whether the Holders of the requisite principal amount or stated amount (as applicable) of Certificates have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by Transferor, Servicer or any Affiliate thereof shall be disregarded and deemed not to be outstanding, except that, in determining whether Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates that Trustee knows to be so owned shall be so disregarded. Certificates so owned that have been pledged in good faith shall not be disregarded and may be regarded as outstanding if the pledgee establishes to the satisfaction of Trustee the pledgee's right so to act with respect to such Certificates and that the pledgee is not Transferor, Servicer or an Affiliate thereof.

        SECTION 6.6 Appointment of Paying Agent. The Paying Agent initially shall be Trustee. Trustee hereby appoints the Paying Agent as its agent to make distributions to Certificateholders pursuant to the applicable Supplements and to report the amounts of the distributions to Trustee. Any Paying Agent shall have the revocable power to withdraw funds from the Master Collection Account for the purpose of making the distributions. Trustee or, at any time when Trustee is also the Paying Agent, Trustee may revoke such power of the Paying Agent and remove the Paying Agent if Trustee (as applicable) determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' prior written notice to Trustee, Transferor, Servicer, Rating Agencies and the Investor Certificateholders. Any resignation or removal of the Paying Agent, and appointment of a successor Paying Agent, shall not become effective until the appointment has been accepted by the successor Paying Agent. If no successor Paying Agent shall have been appointed and shall have accepted appointment within 30 days after the giving of the notice of resignation, the resigning Paying Agent may petition any court of competent jurisdiction to appoint a successor Paying Agent. In the event that Trustee shall no longer be the Paying Agent, Trustee shall appoint a successor Paying Agent (which shall be a bank or trust company) reasonably acceptable to each Required Person, which appointment shall be effective on the date on which the Person so appointed gives Certificateholders written notice that it accepts the appointment and on which each Required Person gives written consent to such appointment. Trustee shall cause the successor Paying Agent or any additional Paying Agent appointed by Trustee to execute and deliver to Trustee an instrument in which it shall agree with Trustee that, as Paying Agent, it will hold all sums, if any, held for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until the sums shall be paid to the Certificateholders. The Paying Agent shall return all unclaimed funds to Trustee, and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to Trustee. The provisions of Sections 11.1 through 11.5 shall apply to the Paying Agent as if all references in the applicable provisions thereof to "Trustee" were references to the Paying Agent.

        SECTION 6.7 Access to List of Certificateholders' Names and Addresses. Trustee will furnish or cause to be furnished by the Transfer Agent and Registrar to Transferor, Servicer, any Seller or the Paying Agent, within two Business Days after receipt by Trustee of a written request therefor from Servicer or the Paying Agent, a list in the form Servicer or the Paying Agent may reasonably require of the names and addresses of the Certificateholders as of the most recent Distribution Date. If any Holder or group of Holders of Investor Certificates in any Series evidencing not less than 10% of the aggregate unpaid principal amount of the Series (the "Applicant") applies in writing to Trustee, and the application states that the Applicant desires to communicate with other Certificateholders with respect to their rights under this Agreement, any Supplement or the Certificates and is accompanied by a copy of the communication that the Applicant proposes to transmit, then Trustee, after having been adequately indemnified by the

Applicant for its costs and expenses, shall afford or shall cause the Transfer Agent and Registrar to afford the Applicant access during normal business hours to the most recent list of Certificateholders held by Trustee, within five Business Days after the receipt of the application and indemnification. The list shall be as of a date no more than 45 days prior to the date of receipt of the Applicant's request.

        Every Certificateholder, by receiving and holding a Certificate, agrees with Trustee that neither Trustee, the Transfer Agent and Registrar, Transferor, Servicer, any Seller nor any of their respective agents shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Certificateholders hereunder, regardless of the sources from which the information was derived.

        SECTION 6.8 Authenticating Agent. (a) Trustee may appoint one or more authenticating agents with respect to the Certificates that shall be authorized to act on behalf of Trustee in authenticating the Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Certificates. Either Trustee or the authenticating agent, if any, then appointed and acting on behalf of Trustee shall authenticate the Certificates. Whenever reference is made in this Agreement to the authentication of Certificates by Trustee or Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of Trustee by an authenticating agent and a certificate of authentication executed on behalf of Trustee by an authenticating agent. Each authenticating agent must be acceptable to Transferor.

        (b) Any institution succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any document or any further act on the part of Trustee, the authenticating agent or any other Person.

        (c) An authenticating agent may at any time resign by giving written notice of resignation to Trustee and Transferor. Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to the authenticating agent and Transferor. Upon receiving a notice of resignation or upon a termination, or in case at any time an authenticating agent shall cease to be acceptable to Trustee or Transferor, Trustee may promptly appoint a successor authenticating agent. Any successor authenticating agent, upon acceptance of its appointment, shall become vested with all the rights, powers and duties of its predecessor, with like effect as if originally named as an authenticating agent. No successor authenticating agent shall be appointed unless acceptable to Trustee and Transferor.

        (d) Servicer agrees to pay to each authenticating agent (if any), as an expense of Servicer paid out of the Servicing Fee, reasonable compensation from time to time for services performed under this section.

        (e) The provisions of Sections 11.1, 11.2, 11.3 and 11.4 shall be applicable to any authenticating agent as if the references in the applicable provisions thereof to "Trustee" were references to the authenticating agent.

        (f) Pursuant to an appointment made under this section, the Certificates may have endorsed thereon, in lieu of Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

        "This is one of the Certificates described in the Supplement dated as of __________ ___, 199_.

                                  LASALLE NATIONAL BANK, as Trustee


                                  By:_________________________
                                       as Authenticating Agent
                                            for Trustee,

                                  By:_________________________
                                       Authorized Officer."

        SECTION 6.9 Tax Treatment. It is the intent of Transferor and the Investor Certificateholders that, for purposes of Federal, state and local income and franchise taxes and other taxes measured by or imposed on income, the Investor Certificates will be treated as evidence of indebtedness secured by the Transferred Assets and the Trust will not be characterized as an association or publicly traded partnership taxable as a corporation. Transferor, by entering into this Agreement, and each Investor Certificateholder, by its acceptance of its Investor Certificate, agrees to treat the Investor Certificates as indebtedness (or, if so provided in the applicable Supplement, an interest in a partnership) for purposes of Federal, state and local income and franchise taxes and any other taxes measured by or imposed on income. The provisions of this Agreement and all related Transaction Documents shall be construed to further these intentions of the parties. In accordance with the foregoing, Transferor agrees that it will report its income for purposes of Federal, state and local income or franchise taxes, and any other taxes measured by or imposed on income, on the basis that it is the owner of the Receivables. Except to the extent otherwise required by applicable law or any Governmental Authority, Trustee hereby agrees to treat the Trust as a security device only, and shall not file tax returns or obtain an employer identification number on behalf of the Trust.

        SECTION 6.10 Issuance of Additional Series of Certificates. (a) Transferor may from time to time issue and direct Trustee to authenticate one or more classes of any newly issued Series of Investor Certificates (a "New Issuance") if (i) each Required Person shall have given their prior written consent, and (ii) each Rating Agency after notice of such contemplated issuance of additional series of Certificates, shall have confirmed the initial rating of the then-issued and outstanding series of Certificates that were rated by such Rating Agency. In addition, to the extent permitted for any Series of Investor Certificates as specified in the related

Supplement, the Investor Certificateholders of the Series may tender their Investor Certificates to Trustee, and Transferor may allocate a portion of the Transferor Interest pursuant to the terms and conditions set forth in the Supplement, in exchange for one or more newly issued Series of Investor Certificates (an "Investor Exchange"). New Issuances and Investor Exchanges collectively are referred to as "Issuances".

        (b) Transferor may direct Trustee to authenticate an Issuance by notifying Trustee, in writing, at least five Business Days (or such shorter period as shall be acceptable to Trustee) in advance (an "Issuance Notice") of the date upon which the Issuance is to occur (an "Issuance Date"). Any Issuance Notice shall state the designation of any Series to be issued on the Issuance Date and, with respect to each class or Series:
(i) its initial invested amount (or the method for calculating the initial invested amount) and (ii) its interest rate (or the method for allocating interest payments or other cash flows to the Series), if any, with respect to the Series.

        (c) On the Issuance Date, Transferor shall deliver to Trustee for authentication under Section 6.2, and Trustee shall authenticate and deliver any such class or classes of Series of Investor Certificates only upon delivery to it (and, in the case of item (iv) below, each Rating Agency and each Required Person) of the following:

                 (i) a Supplement satisfying the criteria set forth in subsection (d) and in form reasonably satisfactory to Trustee executed by Transferor and Servicer and specifying the principal terms of the Series;

                 (ii) a Tax Opinion for each outstanding Series of Investor Certificates with respect to such Issuance;

                 (iii) evidence that the Modification Condition has been satisfied with respect to such Issuance (unless such Issuance occurs on the First Issuance Date);

                 (iv) for any Issuance occurring after the First Issuance Date, an Officer's Certificate of Transferor that on the Issuance Date, after giving effect to the Issuance (and the repayment, on the date of the Issuance Date, of any existing Investor Certificates with funds (including proceeds of sale of the new Series) on deposit in the Principal Funding Account), any requirements set out in the Supplement with respect to any then-outstanding Series with respect to the amount of Certificates that may not, by their terms, be transferred has been satisfied;

                 (v) an Officer's Certificate of Servicer stating that no Early Amortization Event or Unmatured Early Amortization Event has occurred and is continuing and that there is not a substantial likelihood that the Issuance would result in an Early Amortization Event or an Unmatured Early Amortization Event at any time in the future;

                 (vi) in the case of an Investor Exchange, any Investor Certificates that are being exchanged in connection therewith;

                 (vii) any other documents, certificates and Opinions of Counsel as may be required by the applicable Supplement; and

                 (viii) an Officer's Certificate of Servicer to the effect that all conditions specified in clauses (i) through (ix) of this subsection (c) have been satisfied.

Upon satisfaction or waiver of the conditions for any Issuance, Trustee shall cancel any Investor Certificates that are to be cancelled in connection with such Issuance and issue, as provided above, the new Series of Investor Certificates dated the Issuance Date. Any such Series of Investor Certificates shall be substantially in the form specified in the related Supplement and shall bear, upon its face, the designation for the Series to which it belongs, as selected by Transferor. There is no limit to the number of Issuances that may be made under this Agreement.

        (d) In conjunction with an Issuance, the parties hereto shall execute a Supplement, which shall specify the relevant terms with respect to any newly issued Series of Investor Certificates, which may include:
(i) its name or designation, (ii) the initial invested amount or the method of calculating the initial invested amount, (iii) the applicable interest rate (or formula for the determination thereof), (iv) the Issuance Date, (v) the rating agency or agencies rating the Series, if any, (vi) the interest payment date or dates and the date or dates from which interest shall accrue, (vii) the method of allocating Collections with respect to Receivables for the Series and, if applicable, with respect to any paired Series and the method by which the principal amount of Investor Certificates of the Series shall amortize or accrue and the method for allocating write-offs, (viii) the names of any accounts to be used by the Series and the terms governing the operation of any such account, (ix) the base rate applicable to the Series, (x) the terms on which the Certificates of the Series may be repurchased or remarketed to other investors, (xi) any deposit into any account provided for the Series, (xii) the number of classes of the Series, and if more than one class, the rights and priorities of each class, (xiii) whether any fees, breakage payments or early termination payments will be included in the funds available to be paid for the Series, (xiv) the subordination of the Series to any other Series, (xv) whether the Series will be a part of a group or subject to being paired with any other Series, (xvi) whether the Series will be prefunded and (xvii) any other relevant terms of the Series. The terms of the Supplement may modify or amend the terms of this Agreement or the Purchase Agreement (including the related definitions) solely as applied to the new Series.

        (e) Except as specified in any Supplement for the related Series, all Investor Certificates of any Series shall rank pari passu and be equally and ratably entitled as provided herein to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Agreement and the related Supplement.

                                ARTICLE VII
                                TRANSFEROR

        SECTION 7.1 Representations and Warranties of Transferor Relating to Transferor and the Transaction Documents. On the date hereof and on each Issuance Date, Transferor hereby represents and warrants for the benefit of the Trustee and the Certificateholders that:

                 (a) Organization and Good Standing. Transferor is a limited liability company duly organized and validly existing and in good standing under the laws of its jurisdiction of organization and has all necessary corporate power and authority to acquire, own and transfer the Receivables and the Related Transferred Assets.

                 (b) Due Qualification. Transferor is duly qualified to do business and is in good standing as a foreign limited liability company (or is exempt from such requirements), and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires qualification, licenses or approvals.

                 (c) Power and Authority. Transferor has (i) all necessary organizational power and authority to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party.

                 (d) Binding Obligations. This Agreement constitutes, and each other Transaction Document to which Transferor is a party when executed and delivered will constitute, a legal, valid and binding obligation of Transferor, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.

                 (e) Authorization; No Conflict or Violation. The execution, delivery and performance of, and the consummation of the transactions contemplated by, this Agreement and the other Transaction Documents to be signed by Transferor and the fulfillment of the terms hereof and thereof have been duly authorized by all necessary action and will not (i) conflict with, violate, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, (A) its certificate of formation or limited liability company agreement or (B) any indenture, loan agreement, mortgage, deed of trust or other material agreement or instrument to which Transferor is a party or by which it or any of its properties is bound, (ii) result in the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such contract, indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument, other than this Agreement and the other Transaction Documents, or (iii) conflict with or violate any federal, state, local or foreign law or any decision, decree, order, rule or regulation applicable to it or any of its properties of any court or of any federal, state, local or foreign regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or any of its properties.

                 (f) Litigation and Other Proceedings. (i) There is no action, suit, proceeding or investigation pending or, to the best knowledge of Transferor, threatened against it before any court, regulatory body, arbitrator, administrative agency or other tribunal or governmental instrumentality and (ii) it is not subject to any order, judgment, decree, injunction, stipulation or consent order of or with any court or other government authority that, in the case of clauses (i) and (ii), (A) asserts the invalidity of this Agreement or any other Transaction Document, (B) seeks to prevent the transfer of any Receivables or Related Transferred Assets to the Trust, the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document,
        (C) seeks any determination or ruling that would materially and adversely affect the performance by Transferor of its obligations under this Agreement or any other Transaction Document or the validity or enforceability of this Agreement or any other Transaction Document, (D) seeks to affect materially and adversely the income tax attributes of the transfers hereunder or the Trust under the United States Federal income tax system or any state income tax system or (E) individually or in the aggregate for all such actions, suits, proceedings and investigations would have a reasonable likelihood of having a Material Adverse Effect.

                 (g) Third Party Approvals. All authorizations, consents, orders and approvals of, or other action by, any Governmental Authority or other third party that are required to be obtained by Transferor, and all notices to and filings with any Governmental Authority or other third party, that are required to be made by it, in the case of each of the foregoing in connection with the transfer of Receivables and Related Transferred Assets to the Trust or the execution, delivery and performance by it of this Agreement and any other Transaction Documents to which it is a party and the consummation of the transactions contemplated by this Agreement, have been obtained or made and are in full force and effect, except where the failure to obtain or make any such authorization, consent, order, approval, notice or filing, individually or in the aggregate for all such failures, would not have a substantial likelihood of having a Material Adverse
        Effect.

                 (h) Offices. Transferor's principal place of business and chief executive office is, and since the date of its organization has been, located at the address set forth under Transferor's signature hereto (or at such other locations, notified to Servicer and Trustee in accordance with Section 7.2(c), in jurisdictions where all action required by Section 7.2(c) has been taken and completed).

                 (i) Account Banks. The names and addresses of all the Account Banks are specified in Schedule 1 or, after the First Issuance Date, have been provided by Servicer to Trustee pursuant to Section 3.3(c), and the account numbers of the Bank Accounts at such Account Banks have been specified in a letter provided on or prior to the First Issuance Date to Trustee or, after the First Issuance Date, have been provided by Servicer to Trustee pursuant to Section 3.3(c). The Account Agreements to which Transferor is a party constitute the legal, valid and binding obligations of the parties thereto enforceable against such parties in accordance with their respective terms subject to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally and general equitable principles.

                 (j) Investment Company Act. Transferor is not, and is not controlled by, an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended.

                 (k) Bulk Sales Act. No transaction contemplated by this Agreement or any other Transaction Document requires compliance with, or will be subject to avoidance under, by bulk sales act or similar law.

                 (l) Margin Regulations. No use of any funds obtained by Transferor under this Agreement will conflict with or contravene any of Regulations G, T, U and X promulgated by the Federal Reserve Board from time to time.

                 (m) Compliance with Applicable Laws. Transferor is in compliance with requirements of all applicable laws, rules, regulations and orders of all Governmental Authorities (federal, state, local or foreign, and including environmental laws), a violation of any of which, individually or in the aggregate for all such violations, would have a substantial likelihood of having a Material Adverse Effect.

                 (n) Taxes. Transferor has filed or caused to be filed all tax returns and reports required by law to have been filed by it and has paid all taxes, assessments and governmental charges thereby shown to be owing, except any such taxes, assessments or charges (i) that are being contested in good faith, (ii) for which adequate reserves in accordance with GAAP shall have been set aside on its books and (iii) with respect to which no Adverse Claim, except Permitted Adverse Claims, has been imposed upon any Receivables or Transferred Assets.

                 (o) Transferor will not incur any material indirect or overhead expenses for items shared between Transferor and any Affiliate that are not reflected in the Servicing Fee, other than shared items of expenses not reflected in the Servicing Fee, such as legal, auditing and other professional services, that will be allocated to the extent practical on the basis of actual use or the value of services rendered, and otherwise on a basis reasonably related to the actual use or the value of services rendered.

                 (p) Transferor will account for and manage its liabilities separately from those of every other Affiliate, including payment of all payroll and administrative expenses and taxes (other than taxes that are determined or required to be determined on a consolidated or combined basis) from its own assets.

                 (q) Transferor will conduct its business at an office segregated from the offices of each of its Affiliates, which office of Transferor may consist of office space shared with an Affiliate, a portion of which is allocated solely to Transferor.

                 (r) Transferor will maintain corporate or company records, books of account and stationery separate from those of every Affiliate.

                 (s) Transferor's assets will be maintained in a manner that facilitates their identification and segregation from those of any Affiliate.

                 (t) Transferor will not, directly or indirectly, be named and shall not enter into an agreement to be named as a direct or contingent beneficiary or loss payee on any insurance policy with respect to any loss relating to the property of any Affiliate.

                 (u) any transaction between Transferor and any Affiliate will be the type of transaction which would be entered into by a prudent Person in the position of Transferor with an Affiliate, and will be on terms that are at least as favorable as may be obtained from a Person that is not an Affiliate.

                 (v) neither Transferor nor any Affiliate will be or will hold itself out to be responsible for the debts of the other.

                 (w) Transferor will operate, conduct its business and otherwise act in a manner that is consistent with the factual assumptions in each legal opinion delivered in connection with any Series.

        The representations and warranties set forth in this section shall survive the transfer and assignment of the Receivables and the other Transferred Assets to the Trust. Upon discovery by Transferor, Servicer or Trustee of a breach of any of the foregoing representations and warranties, the party discovering the breach shall give written notice to the other parties to this Agreement within two Business Days following the discovery; provided, however, that if such breach arises from a Seller's failure to perform its obligations under the Purchase Agreement and such failure is of the type that may be cured by settlement of a Seller Noncomplying Receivables Adjustment or Seller Dilution Adjustment under Sections 3.1 and 3.5 of the Purchase Agreement, and such settlement shall have (in fact) been made within the time limit specified under such sections, then no breach shall be deemed to have occurred under this Agreement. Trustee's obligations in respect of discovering any breach are limited as provided in Section 11.2(g).

        SECTION 7.2 Covenants of Transferor. So long as any Investor Certificates remain outstanding (other than any Investor Certificates payment for which has been duly provided for in accordance with this Agreement), Transferor shall, unless each Required Person shall otherwise consent in writing:

                 (a) Compliance with Laws, Etc. Comply in all material respects with all applicable laws, rules, regulations, judgments, decrees and orders (including those relating to the Receivables, the Related Transferred Assets, the funds in the Transaction Accounts and the related Contracts and any other agreements related thereto), in each case to the extent the failure to comply, individually or in the aggregate for all such failures, would have a substantial likelihood of having a Material Adverse Effect.

                 (b) Preservation of Organizational Existence. Preserve and maintain its status and existence as a limited liability company, rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified in good standing as a foreign limited liability company in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualifications would have a substantial likelihood of having a Material Adverse Effect.

                 (c) Location of Offices. Keep its principal place of business and chief executive office at the address referred to in
        Section 7.1(h) or, upon not less than 30 days' (or such shorter number of days as is acceptable to the Servicer and Trustee) prior written notice given by Transferor to Servicer and Trustee, at such other location in a jurisdiction where all action required pursuant to Section 3.10 shall have been taken and completed. Transferor will at all times maintain its principal place of business and chief executive offices within the United States of America.

                 (d) Reporting Requirements of Transferor. Furnish to Trustee, the Investor Certificateholders and the Rating Agencies:

                         (i)  Early Amortization Events. As soon as
                 possible, and in any event within two Business Days after an Authorized Officer of Transferor has obtained knowledge of the occurrence of any Early Amortization Event or any Unmatured Early Amortization Event, a written statement of an Authorized Officer of Transferor describing the event and the action that Transferor proposes to take with respect thereto, in each case in reasonable detail,

                         (ii)  Material Adverse Effect. As soon as
                 possible and in any event within two Business Days after an Authorized Officer of Transferor has knowledge thereof, written notice that describes in reasonable detail any Adverse Claim, other than any Permitted Adverse Claim, against the Transferred Assets or any other event or occurrence that, individually or in the aggregate for all such events or occurrences, has had, or would have a substantial likelihood of having, in the reasonable, good faith judgment of Transferor, a Material Adverse Effect,

                         (iii) Proceedings. As soon as possible and in any event within two Business Days after an Authorized Officer of Transferor has knowledge thereof, written notice of (A) any litigation, investigation or proceeding of the type described in Section 7.1(f) not previously disclosed to Trustee and (B) any material adverse development that has occurred with respect to any such previously disclosed litigation, investigation or proceeding,

                         (iv) Other. Promptly, from time to time, any other information, documents, records or reports respecting the Receivables or the Related Transferred Assets or any other information respecting the condition or operations, financial or otherwise, of Transferor, in each case as Trustee or a Required Person may from time to time reasonably request in order to protect the interests of Trustee, the Trust or the Investor Certificateholders under or as contemplated by this Agreement.

                 (e) Adverse Claims. Except for any conveyances under the Transaction Documents, not permit to exist any Adverse Claim (other than Permitted Adverse Claims) to or in favor of any Person upon or with respect to, or cause to be filed any financing statement or equivalent document relating to perfection that covers, any Transferred Asset or any interest therein. Transferor shall defend the right, title and interest of the Trust in, to and under the Transferred Assets, whether now existing or hereafter created, against all claims of third parties claiming through or under Transferor.

                 (f) Extension or Amendment of Receivables; Change in Credit and Collection Policy or Contracts. Not (i) extend, amend or otherwise modify the terms of any Receivable or Contract (except as permitted by the Credit and Collection Policy) in a manner that would have a material adverse effect on the Investor Certificateholders, or (ii) permit any Seller to make any change in its Credit and Collection Policy that would have a material adverse effect on the Investor Certificateholders; provided that Transferor or Servicer, as applicable, may change the terms and provisions of the Credit and Collection Policy if the change is made with the prior written approval of each Required Person, and the Modification Condition is satisfied with respect thereto.

                 (g)  Mergers, Acquisitions, Sales, Etc. Not:

                         (i) (A) be a party to any merger or
                 consolidation, or directly or indirectly purchase or otherwise acquire all or substantially all of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, or (B) except pursuant to the Transaction Documents, directly or indirectly, sell, transfer, assign, convey, lease, pledge or grant a security interest in, whether in one transaction or in a series of transactions, all or any part of its assets, or sell or assign with or without recourse any Receivables or Related Transferred Assets (other than as provided in the Transaction Documents);

                         (ii)  except as contemplated in the Purchase
                 Agreement in connection with Transferor's purchases of Receivables and Related Assets from the Sellers, (A) make, incur or suffer to exist an investment in, equity contribution to, or payment obligation in respect of the deferred purchase price of property or services from, any Person, or (B) make any loan or advance to any Person other than for reasonable and customary operating expenses; or

                         (iii) create any direct or indirect Subsidiary or otherwise acquire direct or indirect ownership of any equity interests in any other Person.

                 (h) Change in Name. Not change its corporate name or the name under or by which it does business, or permit any Seller to change its corporate name or the name under or by which it does business, unless prior to the change in name, Transferor (i) shall have given the Servicer and the Trustee 30 days' prior written notice thereof, (ii) shall have received written consent from the Trustee (at the direction of the Required Persons) and (iii) shall have filed (or shall have caused to be filed) any Public Notices as Servicer or Trustee determines may be necessary to continue the perfection of the Trust's interest in the Receivables, the Related Transferred Assets and the proceeds thereof.

                 (i) Amendment of Certificate of Formation or Limited Liability Company Agreement; Change in Business. Not amend its certificate of formation or its limited liability company agreement, or engage in any business other than as contemplated by the Transaction Documents, unless (i) the Modification Condition has been satisfied in connection with the amendment or change in Transferor's business and (ii) Transferor shall have received the written consent of the Trustee (at the direction of the Required Persons).

                 (j) Amendments to Purchase Agreement. The Transferor will not (i) cancel or terminate the Purchase Agreement or consent to or accept any cancellation or termination thereof,
        (ii) amend or otherwise modify any term or condition of the Purchase Agreement or give any consent, waiver or approval thereunder, (iii) waive any default under or breach of the Purchase Agreement or (iv) take any other action under the Purchase Agreement not required by the terms thereof.

                 (k) Enforcement of Transaction Documents. Perform all its obligations under and otherwise comply with the Transaction Documents and will enforce the covenants and agreements of each of the Sellers in the Purchase Agreements and the other Transaction Documents to which Transferor is a party, unless instructed otherwise by Trustee or by Trustee at the direction of the Required Persons in connection with the exercise of the Trustee's rights pursuant to its security interest in Transferor's right, title and interest in, to and under the Transaction Documents to which Transferor is a party.

                 (l) Other Indebtedness. Not (i) create, incur or permit to exist any Indebtedness, Guaranty or liability or (ii) cause or permit to be issued for its account any letters of credit or bankers' acceptances, except for (A) Indebtedness incurred pursuant to the Buyer Notes, (B) other liabilities specifically permitted to be created, incurred or owed by Transferor pursuant to or in connection with the Transaction Documents, (C) liabilities for reasonable and customary operating expenses in an aggregate amount that do not exceed $10,000 in any of its fiscal quarters, and (D) other liabilities for expenses that are owed to a Related Person, the payment of which are subordinate to obligations of Transferor under the Transaction Documents and which subordination is evidenced by a written agreement containing provisions substantially similar to the provisions of the Buyer Notes.

                 (m) Separate Organization Existence. Hereby acknowledge that Trustee and the Investor Certificateholders are, and will be, entering into the transactions contemplated by the Transaction Documents in reliance upon Transferor's identity as a legal entity separate from any Seller, Servicer and any other Person. Therefore, from and after the First Issuance Date, Transferor shall take all reasonable steps to maintain its existence as an organization separate and apart from Servicer, each Seller and any other Related Person. Without limiting the generality of the foregoing, Transferor shall take such actions as shall be reasonably required in order that:

                         (i)  Transferor will not incur any material
                 indirect or overhead expenses for items shared between Transferor and any Related Person that are not reflected in the Servicing Fee, other than shared items of expenses not reflected in the Servicing Fee, such as legal, auditing and other professional services, that will be allocated to the extent practical on the basis of actual use or the value of services rendered, and otherwise on a basis reasonably related to the actual use or the value of services rendered, it being understood that ICP will pay all expenses owing by Transferor or any Related Person relating to the preparation, negotiation, execution and delivery of the Transaction Documents, including, without limitation, legal, commitment, agency and other fees.

                         (ii) Transferor will account for and manage its liabilities separately from those of every other Related Person, including payment of all payroll and administrative expenses and taxes (other than taxes that are determined or required to be determined on a consolidated or combined basis) from its own assets.

                         (iii) Transferor will conduct its business at an office segregated from the offices of each Related Person, which office of Transferor may consist of office space shared with a Related Person, a portion of which is allocated solely to Transferor.

                         (iv)  Transferor will maintain corporate or
                 company records, books of account and stationery separate from those of every Related Person.

                         (v)  Any annual financial statements of any
                 Related Person that are made publicly available and which are consolidated to include Transferor will contain footnotes stating that ICP and certain other Subsidiaries of ICP have sold Receivables and indicating that the assets of Transferor will not be available to ICP or such Subsidiaries unless Transferor's liabilities have been paid in full.

                         (vi) Transferor's assets will be maintained in a manner that facilitates their identification and segregation from those of any Related Person.

                         (vii)  Transferor shall not, directly or
                 indirectly, be named and shall not enter into an agreement to be named as a direct or contingent beneficiary or loss payee on any insurance policy with respect to any loss relating to the property of a Related Person.

                         (viii) Any transaction between Transferor and any Related Person will be the type of transaction which would be entered into by a prudent Person in the position of Transferor with a Related Person, and will be on terms that are at least as favorable as may be obtained from a Person that is not a Related Person (it being understood and agreed that the transactions contemplated in the Transaction Documents meet the requirements of this clause).

                         (ix) Neither Transferor nor any Related Person will be or will hold itself out to be responsible for the debts of the other.

                         (x)  Transferor will operate, conduct its
                 business and otherwise act in a manner that is consistent with the factual assumptions in each Bankruptcy Opinion delivered in connection with any Series.

                 (n) Taxes. File or cause to be filed, and cause each Person with whom it shares consolidated tax liability to file, all Federal, state and local tax returns that are required to be filed by it and pay or cause to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, other than any taxes or assessments, the validity of which are being contested in good faith by appropriate proceedings and with respect to which Transferor shall have set aside adequate reserves on its books in accordance with GAAP and which proceedings would not have a substantial likelihood of having a Material Adverse Effect.

                 (o) Maximum Exposure Amount. Not permit the aggregate outstanding principal amount of the Buyer Notes to exceed the Maximum Exposure Amount.

        The covenants set forth in this section shall survive the transfer and assignment of the Receivables and the other Transferred Assets to the Trust. Upon discovery by Transferor, Servicer or Trustee of a breach of any of the foregoing covenants, the party discovering the breach shall give written notice to the other parties to this Agreement within two Business Days following such discovery; provided, however that if such breach arises from a Seller's failure to perform its obligations under the Purchase Agreement and such failure is of the type that may be cured by settlement of a Seller Noncomplying Receivables Adjustment or Seller Dilution Adjustment under Sections 3.1 and 3.5 of the Purchase Agreement, and such settlement shall have (in fact) been made within the time limit specified under such sections, then no breach shall be deemed to have occurred under this Agreement. Trustee's obligation in respect of discovering any breach are limited as provided in Section 11.2(g).

        SECTION 7.3 Indemnification by Transferor. (a) Without limiting any other rights which any Indemnified Party may have hereunder or under applicable law, Transferor hereby agrees to indemnify and hold harmless the Trust, Trustee and each Certificateholder and each of the successors, permitted transferees and assigns of any such Person and all officers, directors, shareholders, controlling Persons, employees, affiliates and agents of any of the foregoing (each of the foregoing Persons being individually called an "Indemnified Party"), forthwith on demand, from and against any and all damages, losses, claims (whether on account of settlement or otherwise, and whether or not the relevant Indemnified Party is a party to any action or proceeding that gives rise to any Indemnified Losses (as defined below)), judgments, liabilities and related reasonable costs and expenses (including reasonable attorneys' fees and disbursements) (all of the foregoing being collectively called "Indemnified Losses") awarded against or incurred by any of them that arise out of or relate to Transferor's performance of, or failure to perform, any of its obligations under or in connection with this Agreement, any other Transaction Document or any of the transactions contemplated herein or therein or the use of proceeds herefrom or therefrom.

        Notwithstanding the foregoing (and with respect to clause (b) below, without prejudice to the rights that the Trustee may have pursuant to the other provisions of this Agreement or the provisions of any of the other Transaction Documents), in no event shall any Indemnified Party be indemnified against any Indemnified Losses (a) resulting from gross negligence or willful misconduct on the part of such Indemnified Party (or the gross negligence or willful misconduct on the part of any of such Indemnified Party's officers, directors, employees, affiliates or agents),
(b) to the extent the same include Indemnified Losses in respect of Receivables and reimbursement therefor that would constitute credit recourse to Transferor for the amount of any Receivable or Related Transferred Asset not paid by the related Obligor, (c) to the extent such Indemnified Losses are or result from lost profits, or (d) to the extent such Indemnified Losses are or result from taxes asserted with respect to
(i) distributions on the Investor Certificates (other than any withholding taxes, if and to the extent that (A) such withholding taxes should have been (but in fact were not) withheld and paid over by the Trust to the relevant taxing authority, (B) such taxing authority asserts a claim for such withholding taxes against the Trust or the Transferor, and (C) the assets of the Trust are insufficient to satisfy such claim at the time a final determination is made that such withholding taxes are due and payable) and (ii) federal or other income taxes on or measured by the net income of such Indemnified Party.

        If for any reason the indemnification provided in this Section is unavailable to an Indemnified Party or is insufficient to hold it harmless, then Transferor shall contribute to the amount paid by the Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and Transferor on the other hand, but also the relative fault of such Indemnified Party (if any) and Transferor and any other relevant equitable consideration.

        Notwithstanding any provisions contained in any Transaction Document to the contrary, Transferor shall not, and shall not be obligated to, pay any amount pursuant to this Section unless and to the extent that the Transferor has funds available to pay such amounts or funds are allocated thereafter to the Transferor pursuant to the provisions of a Supplement governing the allocation of funds in the Master Collection Account. Any amount which Transferor does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in Sec. 101 of the Bankruptcy Code) against or organizational obligation of Transferor for any such insufficiency.

        In addition, Transferor agrees to indemnify Trustee and each of its successors, permitted transferees and assigns, officers, directors, shareholders, employees, affiliates and agents, and hold them harmless against, any and all losses, liabilities, damages, claims or expenses incurred by any of them in connection with the Transaction Documents or in the exercise or performance of any of the powers or duties of Trustee hereunder.

        (b) Transferor shall be liable to all creditors of the Trust for all liabilities of the Trust to the same extent as it would be if the Trust constituted a partnership under the Delaware Revised Uniform Limited Partnership Act and Transferor were a general partner thereof (to the extent Transferred Assets remaining after Investor Certificateholders have been paid in full are insufficient to pay such losses, claims, damages or liabilities). Notwithstanding anything to the contrary herein, any such creditor shall be a third party beneficiary of this Section 7.3. Nothing in this provision shall be construed as waiving any rights or claims (including rights of recoupment or subrogation) which the Transferor may have against any third party under this Agreement or applicable laws.

                               ARTICLE VIII
                                 SERVICER

        SECTION 8.1 Representations and Warranties of Servicer. On the date hereof and on each Issuance Date, Servicer hereby makes, and any Successor Servicer (other than Trustee automatically appointed as Successor Servicer pursuant to Section 10.2) also shall be deemed to make by its acceptance of its appointment hereunder, the following representations and warranties for the benefit of Trustee and the Certificateholders:

                 (a) Organization and Good Standing. Servicer is a corporation duly organized and validly existing and in good standing under the laws of its jurisdiction of incorporation and has all necessary corporate power and authority to own its properties and to conduct its business as the properties presently are owned and as the business presently is conducted.

                 (b) Due Qualification. Servicer is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals, in all jurisdictions in which the servicing of the Receivables and the Related Transferred Assets as required by this Agreement requires qualification, licenses or approvals.

                 (c) Power and Authority. Servicer has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party.

                 (d) Binding Obligations. This Agreement constitutes, and each other Transaction Document to which Servicer is a party when executed and delivered will constitute, a legal, valid and binding obligation of Servicer, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.

                 (e) Authorization; No Conflict or Violation. The execution and delivery by Servicer of this Agreement and the other Transaction Documents to which it is a party, the performance by it of its obligations hereunder and thereunder and the fulfillment by it of the terms hereof and thereof that are applicable to it have been duly authorized by all necessary action and will not (i) conflict with, violate, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, (A) its Certificate of Incorporation or Bylaws or (B) any indenture, loan agreement, mortgage, deed of trust, or other material agreement or instrument to which it is a party or by which it or any of its properties is bound (excluding any such agreement that is terminated on or before the First Issuance Date or under which Servicer has obtained all necessary consents) or (ii) conflict with or violate any federal, state, local or foreign law or any decision, decree, order, rule or regulation applicable to it or any of its properties of any court or of any federal, state, local or foreign regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or any of its properties.

                 (f) Approvals. All authorizations, consents, orders and approvals of, or other action by, any Governmental Authority that are required to be obtained by Servicer, and all notices to and filings with any Governmental Authority or other Person that are required to be made by it, in the case of each of the foregoing in connection with the execution, delivery and performance by it of this Agreement and any other Transaction Documents to which it is a party and the consummation of the transactions contemplated by this Agreement, have been obtained or made and are in full force and effect (other than the filing of the UCC financing statements referred to in Section 2.3(a)(ii)(A), all of which, at the time required in Section 2.3(a)(ii)(A), will be duly made), except where the failure to obtain or make such authorization, consent, order, approval, notice or filing, individually or in the aggregate for all such failures, would not have a substantial likelihood of having a Material Adverse Effect.

                 (g) Litigation and Other Proceedings. (i) There is no action, suit, proceeding or investigation pending or, to the best knowledge of Servicer, threatened against it before any court, regulatory body, arbitrator, administrative agency or other tribunal or governmental instrumentality and (ii) it is not subject to any order, judgment, decree, injunction, stipulation or consent order of or with any court or other government authority that, in the case of clauses (i) and (ii), (A) seeks to affect adversely the income tax attributes of the transfers hereunder or the Trust under the United States federal income tax system or any state income tax system or (B) individually or in the aggregate for all such actions, suits, proceedings and investigations would have a reasonable likelihood of having a Material Adverse Effect.

                 (h) [Reserved.]

                 (i) In addition to the servicing reports required to be delivered pursuant to Section 3.7(a), on or before 60 days after the end of the third fiscal quarter in 1996, Servicer shall, as an expense of Servicer paid out of the Servicing Fee, cause Coopers & Lybrand L.L.P. or another firm of independent certified public accountants that is generally recognized as being among the "big six" (which may also render other services to Servicer, the Sellers or Transferor) to furnish a report to Trustee, Servicer and Transferor (which report shall be addressed to Trustee and the Purchasers and shall relate to the period from the Closing Date to the last day of the most recently ended fiscal quarter). The accountant's report shall set forth the results of its performance of the procedures described in Exhibit D hereof with respect to the Monthly Reports and Daily Reports delivered to Trustee pursuant to Section 3.5 during the period covered by such accountant's report.

                 (j) The accountant's report described in clause (i) shall state that the accountant has compared the amounts contained in the Monthly Reports and a sample randomly selected from all Daily Reports delivered to Trustee during the period covered by the report with the records (including computer records) from which the amounts were derived and that, on the basis of such comparison, the amounts are in agreement with the documents and records, except for such exceptions as it believes to be immaterial and such other exceptions as shall be set forth in the report. A copy of the report may be obtained by a Holder by a request in writing to Trustee addressed to the Corporate Trust Center.

        The representations and warranties set forth in this section shall survive the transfer and assignment of the Receivables and the other Transferred Assets to the Trust. Upon discovery by Transferor, Servicer or Trustee of a breach of any of the foregoing representations and warranties, the party discovering the breach shall give written notice to the other parties to this Agreement and each Required Person within three Business Days following the discovery. Trustee's obligations in respect of discovering any breach are limited as provided in Section 11.2(g).

        SECTION 8.2 Covenants of Servicer. So long as any Investor Certificates remain outstanding (other than any Investor Certificates payment for which has been duly provided for in accordance with this Agreement), Servicer shall:

                 (a) Compliance with Laws, Etc. Maintain in effect all qualifications required under applicable law in order to service properly the Receivables and shall comply with all applicable laws, rules, regulations, judgments, decrees and orders.

                 (b) Preservation of Corporate Existence. Preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction in which the ownership or lease of property or the conduct of its business requires such qualification, licenses or approvals.

                 (c) Notice. As soon as possible (and in any event within two Business Days after an Authorized Officer has knowledge thereof), furnish to Transferor, Trustee, the Investor
        Certificateholders and the Rating Agencies notice of any of the events described in clauses (i), (ii) and (iii) of Section
        7.2(d).

                 (d) Location of Offices. Maintain at all times its principal place of business and chief executive office in the United States of America.

The covenants set forth in this section shall survive the transfer and assignment of the Transferred Assets to the Trust. Upon discovery by Transferor, Servicer or Trustee of a breach of any of the foregoing covenants, the party discovering the breach shall give written notice to the other parties to this Agreement and each Required Person within two Business Days following the discovery. Trustee's obligations in respect of discovering any breach are limited as provided in Section 11.2(g).

        SECTION 8.3 Merger or Consolidation of, or Assumption of the Obligations of, Servicer. Servicer shall not consolidate with or merge into any other Person or convey, transfer or sell all or substantially all of its properties and assets to any Person, unless (a) Servicer is the surviving entity or, if it is not the surviving entity, the Person formed by the consolidation or into which Servicer is merged or the Person that acquires by conveyance, transfer or sale all or substantially all of the properties and assets of Servicer shall be a corporation organized and existing under the laws of the United States of America or any State thereof or the District of Columbia and such corporation shall expressly assume, by an agreement supplemental hereto, executed and delivered to Trustee and in form and substance satisfactory to Trustee, the performance of every covenant and obligation of Servicer hereunder and under the other Transaction Documents to which Servicer is a party, and (b) Servicer shall have delivered to Trustee and each Required Person an Officer's Certificate stating that the consolidation, merger, conveyance, transfer or sale and the supplemental agreement comply with this Section and an Opinion of Counsel stating that the supplemental agreement is a valid and binding obligation of the surviving entity enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity.

        SECTION 8.4 Indemnification by Servicer. Servicer hereby agrees to indemnify each Indemnified Party forthwith on demand, from and against any and all Indemnified Losses awarded against or incurred by any of them that arise out of or relate to Servicer's performance of, or failure to perform, any of its obligations under or in connection with any Transaction Document.

        Notwithstanding the foregoing (and with respect to clause (b) below, without prejudice to the rights that such Indemnified Party may have pursuant to the other provisions of this Agreement or the provisions of any of the other Transaction Documents), in no event shall any Indemnified Party be indemnified against any Indemnified Losses (a) resulting from gross negligence or willful misconduct on the part of such Indemnified Party (or the gross negligence or willful misconduct on the part of any of such Indemnified Party's officers, directors, employees, affiliates or agents), (b) to the extent the same includes Indemnified Losses in respect of Receivables and reimbursement therefor that would constitute credit recourse to Servicer for the amount of any Receivable or Related Transferred Asset not paid by the related Obligor, (c) to the extent such Indemnified Losses are or result from lost profits (other than breakage payments or early termination payments), or (d) to the extent such Indemnified Losses are or result from taxes (including interest and penalties thereon) asserted with respect to (i) distributions on the Investor Certificates or (ii) federal or other income taxes on or measured by the net income of such Indemnified Party and costs and expenses in defending against the same.

        If for any reason the indemnification provided in this section is unavailable to an Indemnified Party or is insufficient to hold it harmless, then Servicer shall contribute to the amount paid by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and Servicer on the other hand, but also the relative fault of such Indemnified Party (if any) and Servicer and any other relevant equitable consideration.

        SECTION 8.5 Servicer Liability. Servicer shall be liable in accordance with this Agreement only to the extent of the obligations specifically undertaken by Servicer in such capacity herein and as set forth herein.

        SECTION 8.6 Limitation on Liability of Servicer and Others. Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Receivables in accordance with this Agreement or any Supplement that in its reasonable opinion may involve it in any expense or liability. Servicer may, in its sole discretion, undertake any legal action relating to the servicing, collection or administration of Receivables and Related Transferred Assets that it may reasonably deem necessary or appropriate for the benefit of the Certificateholders with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder.

                                ARTICLE IX
             EARLY AMORTIZATION EVENTS; TERMINATION BY SELLERS

        SECTION 9.1 Early Amortization Events. The Early Amortization Events with respect to each Series shall be specified in the related Supplement.

        SECTION 9.2 Remedies. Upon the occurrence of an Early Amortization Event, Trustee shall have, in addition to all other rights and remedies available to Trustee under this Agreement or otherwise, (a) the right to apply Collections as provided herein, and (b) all rights and remedies provided under all other applicable laws, which rights, in the case of each and all of the foregoing, shall be cumulative. Trustee shall exercise the rights at the direction of the Investor Certificateholders pursuant to (and subject to the limitations specified in) Section 11.14.

        SECTION 9.3 Additional Rights Upon the Occurrence of Certain Events. (a) If a Bankruptcy Event shall occur with respect to Transferor, this Agreement (other than this Section 9.3) and the Trust shall be deemed to have terminated on the day of the Bankruptcy Event. Within seven Business Days of the date of written notice to Trustee of the Bankruptcy Event, Trustee shall:

                 (i) publish a notice in an Authorized Newspaper that a Bankruptcy Event has occurred with respect to Transferor, that the Trust has terminated, and that Trustee intends to sell, dispose of or otherwise liquidate the Receivables and the Related Transferred Assets pursuant to this Agreement in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids (a "Disposition"), and

                 (ii)  send written notice to the Investor
        Certificateholders describing the provisions of this section and requesting each Investor Certificateholder to advise Trustee in writing whether (A) it wishes Trustee to instruct Servicer not to effectuate a Disposition, (B) it refuses to advise Trustee as to the specific action Trustee shall instruct Servicer to take or
        (C) it wishes Servicer to effect a Disposition.

        If, after 60 days from the day notice pursuant to subsection
(a)(i) is first published (the "Publication Date"), Trustee shall not have received the written instruction described in subsection (a)(ii)(A) from Holders representing at least a majority in interest within the meaning of Internal Revenue Service Revenue Procedure 94-46 (or subsequent authority promulgated by the Internal Revenue Service), determined as if the Trust were classified as a partnership for Federal income tax purposes (a "majority in interest"), of all outstanding Series of Investor Certificates, Trustee shall instruct Servicer to effectuate a Disposition, and Servicer shall proceed to consummate a Disposition. If, however, Holders representing at least a majority of interest of all Series of Investor Certificates instruct Trustee not to effectuate a Disposition, the Trust shall be reconstituted and continue pursuant to the terms of this Agreement.

        (b) Notwithstanding the termination of this Agreement and the Trust pursuant to subsection (a), the proceeds from any Disposition of the Receivables and the Related Transferred Assets pursuant to subsection (a) shall be treated as Collections on the Receivables and shall be allocated and deposited in accordance with the provisions of Article IV.

        (c) Trustee may appoint an agent or agents to assist with its responsibilities pursuant to this section with respect to competitive bids.

        (d) Transferor or any of its Affiliates shall be permitted to bid for the Receivables and the Related Transferred Assets. Trustee may obtain a prior determination from any bankruptcy trustee, receiver or liquidator that the terms and manner of any proposed Disposition are commercially reasonable.

        (e) Notwithstanding the termination of this Agreement and the Trust pursuant to subsection (a), Trustee shall continue to have the rights described in Section 9.2 and Article XI, and be subject to direction on terms consistent with those set out in Section 11.14, pending the completion of any Disposition and/or the reconstitution of the Trust.

                                 ARTICLE X
                             SERVICER DEFAULTS

        SECTION 10.1 Servicer Defaults. Any of the following events shall constitute a "Servicer Default":

                 (a) any failure by Servicer to take any action that it is required to take in its capacity as Servicer to make any payment, transfer or deposit required by any Transaction Document or to give instructions or to give notice to Trustee to make such payment, transfer or deposit, which failure continues unremedied for three Business Days,

                 (b) failure on the part of Servicer duly to observe or perform any other covenants or agreements of Servicer set forth in this Agreement or any other Transaction Document, which failure continues unremedied for a period of 25 Business Days after the date on which written notice of the failure, requiring the same to be remedied, shall have been given to Servicer by Trustee, or to Servicer and Trustee by any Investor Certificateholder,

                 (c) Servicer shall assign its duties under this Agreement, except as permitted by Sections 3.1(b) and 8.3,

                 (d) any representation, warranty or certification made by Servicer in any Transaction Document or in any certificate or other document or instrument delivered pursuant to any Transaction Document shall prove to have been incorrect when made or delivered, and continues to be incorrect in any material respect for a period of 15 Business Days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Servicer by the Trustee, or to the Servicer and Trustee by any Investor Certificateholder, or

                 (e) any Bankruptcy Event shall occur with respect to Servicer.

In the event of any Servicer Default, so long as such Servicer Default shall not have been remedied, Trustee (at the direction of the Required Investors), by notice then given in writing to Servicer (a "Termination Notice"), shall terminate all the rights and obligations (other than obligations of such Servicer under Sections 8.4 and 11.5) of Servicer as Servicer under this Agreement and in and to the Receivables, the Related Transferred Assets and the proceeds thereof.

        As soon as possible, and in any event within two Business Days, after an Authorized Officer of Servicer has obtained knowledge of the occurrence of any Servicer Default, Servicer shall furnish Transferor, Trustee, each Required Person and the Rating Agencies, and Trustee shall promptly furnish each other Investor Certificateholder, notice of such Servicer Default.

        SECTION 10.2 Trustee to Act; Appointment of Successor. (a) On and after Servicer's receipt of a Termination Notice pursuant to Section 10.1, Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or otherwise specified by Trustee in writing or, if no such date is specified in the Termination Notice, or otherwise specified by Trustee, until a date mutually agreed upon by Servicer and Trustee. Trustee shall, as promptly as possible after the giving of a Termination Notice, nominate an Eligible Servicer as successor servicer (the "Successor Servicer"); provided that
(i) in so appointing any Successor Servicer, Trustee shall give due consideration to any Successor Servicer proposed by any Required Person,
(ii) such Successor Servicer is approved by the Required Persons and (iii) such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to Trustee and each Required Person. Any Person who is nominated to be a Successor Servicer shall accept its appointment by a written assumption in form and substance acceptable to Trustee. In the event that a Successor Servicer has not been appointed or has not accepted its appointment at the time when Servicer ceases to act as Servicer, Trustee without further action shall automatically be appointed the Successor Servicer. Trustee may delegate any of its servicing obligations to an affiliate or agent in accordance with Section 3.1(b). If Trustee is prohibited by applicable law from performing the duties of Servicer hereunder, Trustee may appoint, or may petition a court of competent jurisdiction to appoint, a Successor Servicer hereunder. Trustee shall give prompt notice to the Rating Agencies and each Investor Certificateholder upon the appointment of a Successor Servicer.

        (b) After Servicer's receipt of a Termination Notice, and on the date that a Successor Servicer shall have been appointed by Trustee and shall have accepted the appointment pursuant to subsection (a), all authority and power of Servicer under this Agreement shall pass to and be vested in the Successor Servicer (a "Service Transfer"); and, without limitation, Trustee is hereby authorized and empowered to execute and deliver, on behalf of Servicer, as attorney-in-fact or otherwise, all documents and instruments, and to do and accomplish all other acts or things that Trustee reasonably determines are necessary or appropriate to effect the purposes of the Service Transfer. Upon the appointment of the Successor Servicer and its acceptance thereof, Servicer agrees that it will terminate its activities as Servicer hereunder in a manner that Trustee indicates will facilitate the transition of the performance of such activities to the Successor Servicer. Servicer agrees that it shall use best efforts to assist the Successor Servicer in assuming the obligations to service and administer the Receivables and the Related Transferred Assets, on the terms and subject to the conditions set forth herein, and to effect the termination of the responsibilities and rights of Servicer to conduct servicing hereunder, including the transfer to such Successor Servicer of all authority of Servicer to service the Receivables and Related Transferred Assets provided for under this Agreement and all authority over all cash amounts that shall thereafter be received with respect to the Receivables or the Related Transferred Assets. Servicer shall, within five Business Days after the designation of a Successor Servicer, transfer its electronic records (and any related software and software licenses, appropriately assigned and prepaid) relating to the Receivables, the related Contracts and the Related Transferred Assets to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the

Receivables and the Related Transferred Assets in the manner and at such times as the Successor Servicer shall request. To the extent that compliance with this Section shall require ICP or any Servicer to disclose to the Successor Servicer information of any kind that ICP deems to be confidential, prior to the transfer contemplated by the preceding sentence the Successor Servicer shall be required to enter into a reasonable confidentiality agreement which shall permit it to carry out its duties in the best interests of the Investor Certificateholders. All reasonable costs and expenses (including attorneys' fees and disbursements) incurred in connection with transferring the Receivables, the Related Transferred Assets and all related Records (including the related Contracts) to the Successor Servicer and amending this Agreement and the other Transaction Documents to reflect such succession as Servicer pursuant to this Section (including a one time up front payment payable on the first Distribution Date following the appointment of such Successor Servicer as negotiated between the Trustee and the Successor Servicer as reasonable compensation for assuming the responsibilities of the Successor Servicer in an amount not to exceed $150,000) shall be paid by the predecessor Servicer (or, if Trustee serves as Successor Servicer on an interim basis, the preceding Servicer) within 15 days after presentation of reasonable documentation of the costs and expenses; provided that if the predecessor Servicer or preceding Servicer, as the case may be, fails to make such payment within such time, Transferor shall make such payment within five days thereafter.


        (c) Upon its appointment and acceptance thereof, the Successor Servicer shall be the successor in all respects to Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities and duties relating thereto placed on Servicer by the terms and provisions hereof (and shall carry out such responsibilities and duties in accordance with standards of reasonable commercial prudence), and all references in this Agreement to Servicer shall be deemed to refer to the Successor Servicer.

        (d) All authority and power granted to Servicer or the Successor Servicer under this Agreement shall automatically cease and terminate upon termination of the Trust pursuant to Section 12.1, and shall pass to and be vested in Transferor and, without limitation, Transferor is hereby authorized and empowered, on and after the effective date of such termination, to execute and deliver, on behalf of the Servicer or the Successor Servicer, as attorney-in-fact or otherwise, all documents and other instruments and to do and accomplish all other acts or things that Transferor reasonably determines are necessary or appropriate to effect the purposes of such transfer of servicing rights. The Servicer or Successor Servicer agrees to cooperate with Transferor in effecting the termination of the responsibilities and rights of the Servicer or Successor Servicer to conduct servicing of the Receivables and the Related Transferred Assets. The Servicer or Successor Servicer shall, within five Business Days after such termination, transfer its electronic records relating to the Receivables and the Related Transferred Assets to Transferor in such electronic form as Transferor may reasonably request and shall transfer all other records, correspondence and documents relating to the Receivables and the Related Transferred Assets to Transferor in the manner and at such times as Transferor shall reasonably request. To the extent that compliance with this Section shall require the Servicer or Successor Servicer to disclose to Transferor information of any kind that the Servicer or Successor Servicer deems to be confidential, Transferor shall be required to enter into such customary licensing and confidentiality agreements as the Servicer or Successor Servicer shall deem necessary to protect its interests. All reasonable costs and expenses (including attorneys' fees and disbursements) incurred by Trustee, in its capacity as Successor Servicer (including a one time up front payment payable on the first Distribution Date following the appointment of Trustee as Successor Servicer as determined by the Trustee as reasonable compensation for assuming the responsibilities of Successor Servicer in an amount not to exceed $150,000), in connection with the termination shall be paid by Transferor within 15 days after presentation of reasonable documentation of the costs and expenses. The Trustee may reserve and withhold from distributions to the Transferor such amounts as it reasonably determines may be required for the payment of such costs and expenses.

        Notwithstanding any provisions contained in any Transaction Document to the contrary, Transferor shall not, and shall not be obligated to, pay any amount pursuant to this Section unless funds are allocated for such payment pursuant to the provisions of a Supplement governing the allocation of funds in the Master Collection Account. Any amount which Transferor does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in Sec. 101 of the Bankruptcy Code) against or company obligation of Transferor for any such insufficiency.

        (e) To the extent that this Agreement or any other Transaction Document requires the Servicer to obtain information from another Person or to cause another Person to act or abstain from acting, such provision shall be construed only to require a Successor Servicer to use reasonable efforts to obtain information from another Person or to cause another Person to act or abstain from acting.

        SECTION 10.3 Notification of Servicer Default; Notification of Appointment of Successor Servicer. Within two Business Days after an Authorized Officer of Servicer becomes aware of any Servicer Default, Servicer shall give written notice thereof to Transferor, Trustee, each Required Person and the Rating Agencies, and Trustee shall, promptly upon receipt of the written notice, give notice to the other Investor Certificateholders at their respective addresses appearing in the Certificate Register. Upon any termination or appointment of a Successor Servicer pursuant to this Article X, Trustee shall give prompt written notice thereof to the Investor Certificateholders at their respective addresses appearing in the Certificate Register and to the Rating Agencies.

        SECTION 10.4 Waiver of Servicer Defaults. The Required Investors may, on behalf of the Transferor and all the Holders of each Series, waive in writing any Servicer Default hereunder and its consequences (other than a continuing failure to pay fees or expenses owing to the Trustee) and shall provide a copy of such written waiver to the Rating Agencies. Upon any such waiver of a Servicer Default, such Servicer Default shall cease to exist, and shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other Servicer Default or impair any right consequent thereon except to the extent expressly so waived.

                                ARTICLE XI
                                  TRUSTEE

        SECTION 11.1 Duties of Trustee. Trustee shall have no duty (unless it is specifically identified in this Agreement). (a) Trustee undertakes to perform the duties and only the duties as are specifically set forth in this Agreement. The provisions of this Article XI shall apply to Trustee solely in its capacity as Trustee, and not to Trustee in its capacity as Servicer if it is acting as Servicer. Following the occurrence of a Servicer Default of which a Responsible Officer has actual knowledge, Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs; provided that if Trustee shall assume the duties of Servicer pursuant to Section 10.2, Trustee in performing the duties shall use the degree of skill and attention customarily exercised by a servicer with respect to trade receivables that it services for itself or others. Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated in, or incidental to the performance of its duties under, the Transaction Documents.

        (b) Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to Trustee that are specifically required to be furnished to the Trustee pursuant to any provision of this Agreement, shall examine them to determine whether they are substantially in the form required by this Agreement. Trustee shall give written notice to the Person who furnished any item of the type listed in the preceding sentence of any lack of substantial conformity of any such item to the applicable requirements of this Agreement. In addition, Trustee shall give prompt written notice to the Investor Certificateholders of any lack of substantial conformity of any such instrument to the applicable requirements of this Agreement discovered by Trustee that would entitle a specified percentage of the Investor Certificateholders or the Holders of any Series of Certificates or any Required Person to take any action pursuant to this Agreement. Within two Business Days of its receipt of any Monthly Report, Trustee shall verify the mathematical computations contained therein (based upon an examination of the face of the Monthly Report) and shall notify Servicer, the Required Persons and each of the Rating Agencies of the accuracy of such computations or of any discrepancies therein (provided that the rounding of numbers will not constitute a discrepancy), whereupon Servicer shall deliver to the Required Persons and the Rating Agencies within five Business Days thereafter a certificate describing the nature and cause of such discrepancies and the action that Servicer proposes to take with respect thereto. During the first week of each year, Trustee shall provide the Rating Agencies and each Required Person with a certificate, signed by a Responsible Officer, to the effect that Trustee is not aware of any Early Amortization Event (or, if it is aware of any Early Amortization Event, specifying the nature of that event).

        (c) Subject to subsection (a), no provision of this Agreement shall be construed to relieve Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided that:

                 (i) Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of Trustee, unless it shall be proved that Trustee was negligent in ascertaining the pertinent facts,

                 (ii) Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction (as applicable) of any Required Person or the Required Series Holders relating to the time, method and place of conducting any proceeding for any remedy available to Trustee, or exercising any trust or power conferred upon Trustee, under this Agreement,

                 (iii) Trustee shall not be charged with knowledge of (A) any failure by Servicer to comply with the obligations of Servicer referred to in subsections (a), (b) or (c) of Section 10.1, (B) any breach of the representations and warranties of Transferor set forth in Section 2.3 or 7.1 or the representations and warranties of Servicer set forth in Section 8.1, (C) any breach of the covenants of Transferor set forth in Section 7.2 or the covenants of Servicer set forth in Section 8.2 or (D) the ownership of any Certificate for purposes of Section 6.5, in each case unless a Responsible Officer of Trustee obtains actual knowledge of the matter or Trustee receives written notice of the matter from Servicer or from any Holder,

                 (iv) the duties and obligations of Trustee shall be determined solely by the express provisions of this Agreement, Trustee shall not be liable except for the performance of the duties and obligations that specifically shall be set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against Trustee and, in the absence of bad faith on the part of Trustee, Trustee may conclusively rely on the truth of the statements and the correctness of the opinions expressed in any certificates or opinions that are furnished to Trustee and that conform to the requirements of this Agreement, and

                 (v)  without limiting the generality of this section or
        Section 11.2, Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement evidencing a security interest in the Receivables or the Related Transferred Assets, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof (except that Trustee (x) shall note in its records the date of filing of each Public Notice identified to it in writing as having been filed in connection with the Transaction Documents, or filed in connection with a predecessor receivables securitization and amended and/or assigned in connection with the Transaction Documents, and naming Trustee as secured party or assignee of the secured party (y) shall, unless it shall have received an Opinion of Counsel to the effect that no such filing is necessary to continue the perfection of Transferor's or Trustee's interests in the Receivables and the Related Assets, cause continuation statements to be filed with respect to each such Public Notice that is a UCC financing statement not less than four years and six months and not more than five years after (1) its filing date and (2) the date of filing of any prior continuation statement and (z) shall, unless it shall have received an Opinion of Counsel to the effect that no such filing is necessary to continue the perfection of Transferor's or Trustee's interests in the Receivables and the Related Assets, cause appropriate Public Notices that are not UCC financing statements to be filed to continue the perfection of Transferor's or Trustee's interests in the Receivables and the Related Assets within the requisite time periods), (B) to see to the payment or discharge of any tax, assessment, or other governmental charge or any Adverse Claim or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust, (C) to confirm or verify the contents of any reports or certificates of Servicer delivered to Trustee pursuant to this Agreement that are believed by Trustee to be genuine and to have been signed or presented by the proper party or parties or (D) to ascertain or inquire as to the performance or observance of any of Transferor's or Servicer's representations, warranties or covenants or Servicer's duties and obligations as Servicer.

        (d) Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if Trustee reasonably believes that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require Trustee to perform, or be responsible for the manner of performance of, any obligations of Servicer under this Agreement except during the time, if any, that Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, Servicer in accordance with the terms of this Agreement

        Notwithstanding the foregoing, as Successor Servicer, Trustee shall have no liability arising out of or resulting from any act, omission or breach of this Agreement and of any other Transaction Document of the terminated Servicer, Transferor or any Seller. The Successor Servicer shall have no liability to any Certificateholder, Trustee, or to any other Person, for any costs, expenses, losses, damages, claims and liabilities arising out of or resulting from delays of the terminated Servicer, Transferor, or any Seller in transmitting Records to the Successor Servicer, permitting inspection of Records or facilities, or for any other costs, expenses, losses, damages, claims and liabilities incurred in the servicing transition.

        (e) Except for actions expressly authorized by this Agreement, Trustee shall take no action reasonably likely to impair the interests of the Trust in any Transferred Asset now existing or hereafter created or to impair the value of any Transferred Asset now existing or hereafter created.

        (f) Except to the extent expressly provided otherwise in this Agreement, Trustee shall have no power to vary the Transferred Assets.

        (g) In the event that the Paying Agent or the Transfer Agent and Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day on which such obligation, duty or agreement is required to be performed by the Paying Agent or the Transfer Agent and Registrar, as the case may be, under this Agreement, Trustee shall be obligated, promptly upon its actual knowledge thereof, to perform the obligation, duty or agreement in the manner so required.

        SECTION 11.2 Certain Matters Affecting Trustee. Except as otherwise provided in Section 11.1:

                 (a) Trustee may rely on and shall be protected in acting on, or in refraining from acting in accordance with, any resolution, Officer's Certificate, opinion of counsel, certificate of auditors or any other certificate, statement, instrument, instruction, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document and any information contained therein believed by it to be genuine and to have been signed or presented to it pursuant to this Agreement by the proper party or parties including, but not limited to, reports and records required by Article III,

                 (b) Trustee may consult with counsel and any opinion of counsel rendered by counsel reasonably satisfactory to Transferor shall be full and complete authorization and protection in respect of any action taken or permitted or omitted by it hereunder in good faith and in accordance with such opinion of counsel,

                 (c) Trustee (including in its role as Successor Servicer, if it ever acts in that capacity) shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation or other proceeding hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; provided that nothing contained herein shall relieve Trustee of the obligations, upon the occurrence and continuance of a Servicer Default that has not been cured, to exercise such of the rights and powers vested in it by this Agreement and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs,

                 (d) Trustee shall not be personally liable for any action taken, permitted or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement,

                 (e) Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Required Investors; provided that if the payment within a reasonable time to Trustee of the costs, expenses, or liabilities likely to be incurred by it in connection with making such investigation shall be, in the opinion of Trustee, not reasonably assured to Trustee by the security afforded to it by the terms of this Agreement, Trustee may require reasonable indemnity from the Required Investors against such cost, expense, or liability as a condition to proceeding with the investigation. The reasonable expense of every examination shall be paid by Servicer or, if paid by Trustee, shall be reimbursed by Servicer upon demand or Transferor if Servicer fails to make such payment,

                 (f) Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, representatives, attorneys or a custodian, and Trustee shall not be responsible for any misconduct or negligence on the part of any agent, representative, attorney or custodian appointed with due care by it hereunder,

                 (g) except as may be required by Sections 11.1(b) and 11.1(c)(v) hereof, Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Transferred Assets for the purpose of establishing the presence or absence of defects or for any other purpose,

                 (h) whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to Trustee shall be subject to the provisions of this section,

                 (i) Trustee shall have no liability with respect to the acts or omissions of Servicer (except and to the extent Servicer is Trustee), including, but not limited to, acts or omissions in connection with: (A) the servicing, management or administration of the Receivables or the Related Transferred Assets, (B) calculations made by Servicer whether or not reported to Trustee, and (C) deposits into or withdrawals from any Bank Accounts or Transaction Accounts established pursuant to the terms of this Agreement, and

                 (j) in the event that Trustee is also acting as Paying Agent or Transfer Agent and Registrar hereunder, the rights and protections afforded to Trustee pursuant to this Article XI shall also be afforded to Trustee acting as Paying Agent or as Transfer Agent and Registrar.

        SECTION 11.3 Limitation on Liability of Trustee. Trustee shall at no time have any responsibility or liability for or with respect to the correctness of the recitals contained herein or in the Certificates (other than the certificate of authentication on the Certificates). Except as set forth in Section 11.15, Trustee makes no representations as to the validity or sufficiency of this Agreement, any Supplement, the Certificates (other than the certificate of authentication on the Certificates) any other Transaction Document or any Transferred Asset or related document. Trustee shall not be accountable for the use or application (i) by Transferor of any of the Certificates or of the proceeds of such Certificates, or (ii) for the use or application of any funds paid to Transferor or to Servicer (other than to Trustee in its capacity as Servicer) in respect of the Transferred Assets or deposited by Servicer in or withdrawn by Servicer from the Bank Accounts, the Transaction Accounts or any other accounts hereafter established to effectuate the transactions contemplated herein or in the other Transaction Documents and in accordance with the terms hereof or thereof.

        Except as provided in Section 11.1(c)(v), Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity, or enforceability of any ownership or security interest in any Transferred Asset, or the perfection or priority of such a security interest or the maintenance of any such perfection or priority, or for the generation of the payments to be distributed to Certificateholders under this Agreement, including: (a) the existence and substance of any Transferred Asset or any related Record or any computer or other record thereof, (b) the validity of the transfer of any Transferred Asset to the Trust or of any preceding or intervening transfer, (c) the performance or enforcement of any Transferred Asset, (d) the compliance by Transferor or Servicer with any warranty or representation made under this Agreement or in any other Transaction Document and the accuracy of any such warranty or representation prior to Trustee's receipt of actual notice of any noncompliance therewith or any breach thereof, (e) any investment of monies pursuant to Section 4.4 or any loss resulting therefrom, (f) the acts or omissions of Transferor, Servicer or any Obligor, (g) any action of Servicer taken in the name of Trustee, or (h) any action by Trustee taken at the instruction of Servicer; provided that the foregoing shall not relieve Trustee of its obligation to perform its duties (including but not limited to its duties, if any, to act as Servicer in accordance with Section 10.2) under the Agreement in accordance with the terms hereof.

        Except with respect to a claim based on the failure of Trustee to perform its duties under this Agreement or based on Trustee's negligence or willful misconduct, no recourse shall be had against Trustee in its individual capacity for any claim (a "Non-Recourse Claim") based on any provision of this Agreement, any other Transaction Document, the Certificates, any Transferred Asset or any assignment thereof. Trustee shall not have any personal obligation, liability, or duty whatsoever to any Certificateholder or any other Person with respect to any Non-Recourse Claim, and any such claim shall be asserted solely against the Trust or any indemnitor who shall furnish indemnity to the Trust or Trustee as provided in this Agreement.

        SECTION 11.4 Trustee May Deal with Other Parties. Subject to any restrictions that may otherwise be imposed by Section 406 of ERISA or
Section 4975(e) of the Internal Revenue Code, Trustee in its individual or any other capacity may deal with the other parties hereto (other than Transferor) and their respective affiliates, with the same rights as it would have if it were not Trustee.

        SECTION 11.5  Servicer To Pay Trustee's Fees and Expenses.  (a)
To the extent not paid by Servicer to Trustee from funds constituting the Servicing Fee, Servicer covenants and agrees to pay to Trustee from time to time, and Trustee shall be entitled to receive, such reasonable compensation as is agreed upon in writing between Trustee and Servicer (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in connection with the Transaction Documents and in the exercise and performance of any of the powers and duties hereunder of Trustee, and Servicer will pay or reimburse Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by Trustee in accordance with any of the provisions of the Transaction Documents to which it is a party (including the reasonable fees and expenses of its agents, any co-Trustee and counsel) except any expense, disbursement or advance that may arise from Trustee's negligence or willful misconduct.

        (b) In addition, Servicer agrees to indemnify Trustee from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses incurred by Trustee in connection with the Transaction Documents or in the exercise or performance of any of the powers or duties of Trustee hereunder, other than those resulting from the negligence or willful misconduct of Trustee.

        (c)  If Trustee is appointed Successor Servicer pursuant to
Section 10.2, the provisions of this section shall not apply to expenses, disbursements and advances made or incurred by Trustee in its capacity as Successor Servicer, which shall be paid out of the Servicing Fee. Servicer's covenant to pay the fees, expenses, disbursements and advances provided for in this section shall survive the resignation or removal of Trustee and the termination of this Agreement.

        (d) Trustee shall look solely to Servicer for payment of amounts described in this Section 11.5, and Trustee shall have no claim for payment of such amounts against Transferor or the Transferred Assets.

        SECTION 11.6 Eligibility Requirements for Trustee. Trustee hereunder shall at all times: (a) be (i) a banking institution organized under the laws of the United States, (ii) a member bank of the Federal Reserve System or (iii) any other banking institution or trust company, incorporated and doing business under the laws of any State or of the United States, a substantial portion of the business of which consists of receiving deposits or exercising fiduciary powers similar to those permitted to national banks under the authority of the Comptroller of the Currency, and that is supervised and examined by a state or federal authority having supervision over banks, (b) have, in the case of an entity that is subject to risk-based capital adequacy requirements, risk-based capital of at least $250,000,000 or, in the case of an entity that is not subject to risk-based capital adequacy requirements, a combined capital and surplus of at least $250,000,000 and (c) have an unsecured long-term debt rating of at least "A" or its equivalent from each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purpose of this section, the combined capital and surplus of the corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time Trustee shall cease to be eligible in accordance with the provisions of this section, Trustee shall resign immediately in the manner and with the effect specified in Section 11.7.

        SECTION 11.7 Resignation or Removal of Trustee. (a) Trustee may at any time (a) resign and be discharged from its obligations hereunder by giving 30 days' prior written notice thereof to Transferor, Servicer, the Rating Agencies, the Investor Certificateholders and the Required Persons or (b) be removed and discharged from its obligations hereunder by the Required Persons giving 10 days' prior written notice thereof to Transferor, Servicer, the Rating Agencies, the Investor Certificateholders and the Trustee. Upon receiving the notice of resignation or removal, Transferor shall promptly appoint, subject to satisfaction of the Modification Condition, a successor Trustee who meets the eligibility requirements set forth in Section 11.6 by written instrument, in duplicate, one copy of which shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of the notice of resignation or within 10 days after the giving of the notice of removal, the resigning or removed Trustee, upon notice to each Required Person, may petition any court of competent jurisdiction to appoint a successor Trustee.

        (a) If at any time Trustee shall cease to be eligible to be Trustee hereunder in accordance with the provisions of Section 11.6 hereof and shall fail to resign promptly after its receipt of a written request therefor by Servicer, or if at any time Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or if a receiver for Trustee or of its property shall be appointed, or any public officer shall take charge or control of Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then Servicer may remove Trustee and, subject to the consent of the Required Persons (which consent shall not be unreasonably withheld or delayed) and satisfaction of the Modification Condition, promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which shall be delivered to Trustee so removed and one copy to the successor Trustee.

        (b) Any resignation or removal of Trustee and appointment of a successor Trustee pursuant to any of the provisions of this section shall not become effective until (i) acceptance of appointment by the successor Trustee as provided in Section 11.8 hereof, and (ii) such successor Trustee shall have agreed in writing to be bound by any Intercreditor Agreements then in effect. Any resignation or removal of Trustee, when effective, shall terminate the Trustee in all capacities under the Transaction Documents.

        SECTION 11.8 Successor Trustee. (a) Any successor Trustee appointed as provided in Section 11.7 shall execute, acknowledge and deliver to Transferor, Servicer, the Investor Certificateholders and the predecessor Trustee an instrument accepting such appointment hereunder and an instrument pursuant to which it agrees to be bound by any existing Intercreditor Agreement, and thereupon the resignation or removal of the predecessor Trustee shall, upon payment of its fees and expenses and other amounts owed to it pursuant to Section 11.5, become effective and the successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall deliver to the successor Trustee, at the expense of Servicer, all documents or copies thereof and statements held by it hereunder; and Transferor and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully vesting and confirming in the successor Trustee all such rights, powers, duties and obligations. Servicer shall promptly give notice to the Required Persons and the Rating Agencies upon the appointment of a successor Trustee.

        (b) No successor Trustee shall accept appointment as provided in this section unless at the time of the acceptance the successor Trustee shall be eligible to become Trustee under the provisions of Section 11.6.

        (c) Upon acceptance of appointment by a successor Trustee as provided in this section, the successor Trustee shall mail notice of the succession hereunder to all Investor Certificateholders at their addresses as shown in the Certificate Register and to each Required Person and Rating Agency.

        SECTION 11.9 Merger or Consolidation of Trustee. Any Person into which Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of Trustee, shall be the successor of Trustee hereunder, if the Person meets the requirements of Section 11.6, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. Servicer shall promptly give notice to the Rating Agencies and each Required Person upon any merger or consolidation of Trustee.

        SECTION 11.10  Appointment of Co-Trustee or Separate Trustee.
(a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust may at the time be located, Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons (who may be an employee or employees of Trustee) to act as a co-Trustee or co-Trustees, or separate Trustee or separate Trustees, with respect to all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this section, such powers, duties, obligations, rights and trusts as Trustee may consider necessary or appropriate; provided, that such appointment shall be subject to the prior written consent of Transferor unless an Early Amortization Event or Servicer Default is continuing; and provided further, that in any event Trustee will give Transferor and Servicer prior written notice of such appointment. No co-Trustee or separate Trustee shall be required to meet the terms of eligibility as a successor Trustee under Section 11.6 and no notice to Certificateholders of the appointment of any co-Trustee or separate Trustee shall be required under Section 11.8.

        (b) Every separate Trustee and co-Trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                 (i) all rights, powers, duties and obligations conferred or imposed upon Trustee shall be conferred or imposed upon and exercised or performed by Trustee and the separate Trustee or co-Trustee jointly (it being understood that the separate Trustee or co-Trustee is not authorized to act separately without Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to Servicer hereunder), Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate Trustee or co-Trustee, but solely at the direction of Trustee,

            (ii) no Trustee or co-Trustee hereunder shall be personally liable by reason of any act or omission of any other Trustee or co-Trustee hereunder, and

           (iii) Trustee may at any time accept the resignation of or remove any separate Trustee or co-Trustee.

        (c) Any notice, request or other writing given to Trustee shall be deemed to have been given to each of the then separate Trustees and co-Trustees, as effectively as if given to each of them. Every instrument appointing any separate Trustee or co-Trustee shall refer to this Agreement and the conditions of this Article XI. Each separate Trustee and co-Trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection or indemnity to, Trustee. Every such instrument shall be filed with Trustee and a copy thereof given to Servicer.

        (d) Any separate Trustee or co-Trustee may at any time constitute Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Agreement or any other Transaction Document on its behalf and in its name. If any separate Trustee or co-Trustee shall die, become incapable of acting, resign or be removed, all its estates, properties, rights, remedies and trusts shall vest in and be exercised by Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee or co-Trustee.

        SECTION 11.11 Tax Returns. No Federal income tax return shall be filed on behalf of the Trust unless required by applicable law or any Governmental Authority. In the event the Trust shall be required to file tax returns, Servicer shall prepare or shall cause to be prepared any tax returns required to be filed by the Trust and shall remit the returns to Trustee for signature at least five Business Days before the returns are due to be filed. Trustee shall promptly sign and deliver the returns to Servicer and Servicer shall promptly file the returns. Subject to the responsibilities of Trustee set forth in any Supplement, Servicer, in accordance with that Supplement, shall also prepare or shall cause to be prepared all tax information required by law to be made available to Certificateholders and shall deliver the information to Trustee at least five Business Days prior to the date it is required by law to be made available to the Certificateholders. Trustee, upon request, will furnish Servicer with all the information known to Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust and shall, upon request, execute such returns as Trustee determines are appropriate.

        SECTION 11.12 Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement, the Certificates or the other Transaction Documents may be prosecuted and enforced by Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by Trustee shall be brought in its own name as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of Trustee, its agents and counsel, be distributed to the Certificateholders in respect of which such judgment has been obtained in accordance with the related Supplement.

        SECTION 11.13 Suits for Enforcement. If an Early Amortization Event or a Servicer Default shall occur and be continuing, Trustee, in its discretion may, subject to the provisions of Sections 11.1 and 11.14, proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement by suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or any other Transaction Document or in aid of the execution of any power granted in this Agreement or any other Transaction Document or for the enforcement of any other legal, equitable or other remedy as Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of Trustee or the Certificateholders. Nothing herein contained shall be deemed to authorize Trustee to authorize or consent to or accept or adopt on behalf of any Certificateholder any plan of reorganization, arrangement, adjustment or composition affecting the Investor Certificates or the rights of any Holder thereof, or to authorize Trustee to vote in respect of the claim of any Investor Certificateholder in any such proceeding.

        SECTION 11.14  Rights of Required Investors To Direct Trustee.
The Required Investors shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to Trustee, or exercising any trust or power conferred on Trustee; provided that, subject to Section 11.1, Trustee may decline to follow any such direction if Trustee, being advised by counsel, determines that the action so directed may not be taken lawfully, or if a Responsible Officer or Responsible Officers of Trustee shall determine, in good faith, that the proceedings so directed would be illegal or involve Trustee in incurring unreimbursed costs and expenses or personal liability or be unduly prejudicial to the rights of the Investor Certificateholders not giving such direction; and provided further, that nothing in this Agreement shall impair the right of Trustee to take any action deemed proper by Trustee and that is not inconsistent with such direction of the Required Investors.

        SECTION 11.15 Representations and Warranties of Trustee. Trustee represents and warrants that:

                 (a) it is a national banking association, organized existing and in good standing under the laws of the United States,

                 (b) it has full power, authority and right to execute, deliver and perform the Transaction Documents to which it is a party, and has taken all necessary action to authorize the execution, delivery and performance by it of the Transaction Documents, and

                 (c) the Transaction Documents to which it is a party have been duly executed and delivered by Trustee and, in the case of all such Transaction Documents, are legal, valid and binding obligations of Trustee, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

        SECTION 11.16 Maintenance of Office or Agency. Trustee will maintain, at its address designated pursuant to Section 13.6, an office, offices, agency or agencies where notices and demands to or upon Trustee in respect of the Certificates and the Transaction Documents to which it is a party may be served. Trustee will give prompt written notice to Servicer and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

                                ARTICLE XII
                                TERMINATION

        SECTION 12.1 Termination of Trust. (a) If not earlier terminated pursuant to Section 9.3, the Trust and the respective obligations and responsibilities of Transferor, Servicer and Trustee created hereby (other than the obligation of Trustee to make payments to Certificateholders as hereinafter set forth and the obligations of Servicer contained in Section 11.11) shall terminate, except with respect to the duties and obligations described in Sections 3.9(c), 7.3, 8.4, 11.5, 12.2(b), 13.8, 13.13, 13.14 and 13.15 upon the earliest to occur of
(i) the day on which the Investor Certificateholders and Trustee shall have been paid all amounts required to be paid to them pursuant to this Agreement and Trustee has disposed of all property held hereunder (including pursuant to Section 12.3) and (ii) the day which is 21 years less one day after the death of the officers and the last survivor of all the lineal descendants of every officer of the Trustee who are living on the date hereof.

        (b) Notwithstanding the foregoing, the last payment of the principal of and interest on the Investor Certificates of any Series shall be due and payable no later than the Final Scheduled Payment Date for such Series. If, on the Distribution Date immediately prior to the Final Scheduled Payment Date for any Series, Servicer determines that the Invested Amount for such Series on such Final Scheduled Payment Date (after giving effect to all changes therein on such date) will exceed zero, Servicer shall solicit bids for the sale of undivided interests in the Transferred Assets for a purchase price equal to 110% of the Base Amount (or comparable amount) for such Series on the Final Scheduled Payment Date for such Series (after giving effect to all distributions required to be made on the Final Scheduled Payment Date for the Series); provided, that the undivided interests so transferred shall not exceed the Series Collection Allocation Percentage for such Series of the Transferred Assets held by the Trust as of the date of transfer. Transferor shall be entitled to participate in and to receive notice of each bid submitted in connection with the bidding process. Upon the expiration of the period, Servicer shall determine (x) the Highest Bid and (y) the Available Final Distribution Amount for such Series. Servicer shall sell such undivided interests in the Transferred Assets on the Final Scheduled Payment Date for such Series to the bidder with the Highest Bid and shall deposit the proceeds of such sale in the Master Collection Account for allocation (together with the Available Final Distribution Amount for such Series) to the Certificateholders of such Series.

        SECTION 12.2 Final Distribution. (a) Servicer shall give Trustee at least 20 Business Days' prior written notice of the date on which the Trust is expected to terminate in accordance with Section 12.1(a). The notice shall be accompanied by a certificate of an Authorized Officer of Servicer setting forth the information specified in Section 3.6 covering the period during the then current calendar year through the date of the notice. Upon receiving the notification from Servicer, Trustee shall give the Certificateholders written notice as soon as practicable after Trustee's receipt of notice from Servicer, which notice shall specify (i) the Distribution Date (the "Final Distribution Date") upon which final payment with respect to the Certificates is expected to be made and (ii) the amount of any such final payment. Trustee shall give the notice to the Transfer Agent and Registrar and the Paying Agent at the time such notice is given to Certificateholders. On the Final Distribution Date, Trustee shall, based upon the Daily Report relating to the Final Distribution Date, cause to be distributed to the Certificateholders the amounts distributable to them on the Final Distribution Date pursuant to the applicable Supplement. Each Certificateholder shall present its Certificate to Trustee and surrender its Certificate for cancellation at the address of Trustee set forth in
Section 13.5 not more than ten Business Days after the Final Distribution Date upon which final payment with respect to the Certificates has been made.

        (b)  Notwithstanding the termination of the Trust pursuant to
Section 12.1(a), all funds then on deposit in the Master Collection Account shall continue to be held in trust for the benefit of the Certificateholders and the Paying Agent or Trustee shall pay such funds to the Certificateholders at the time set forth in Section 12.1(a). If any Certificateholder does not claim the portion of such funds to which it is entitled to receive on the Final Distribution Date, interest shall cease to accrue on its Certificate and Trustee shall hold such funds in trust for such Person, subject to the further provisions of this Section. In the event that any of the Certificateholders shall not have claimed their final payment with respect to their Certificates within six months after the Final Distribution Date, Trustee shall give a second written notice to the remaining Certificateholders concerning payment of the final distribution with respect thereto and surrender of their Certificates for cancellation. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds in the Master Collection Account held for the benefit of such Certificateholders. Trustee and the Paying Agent shall pay to Transferor any monies held by them for the payment of principal of or interest on the Certificates that remains unclaimed for two years after the termination of the Trust pursuant to Section 12.1(a). After payment of the monies to Transferor, Certificateholders entitled to the money must look to Transferor for payment as unsecured general creditors unless an applicable abandoned property law designates another Person.

        SECTION 12.3 Rights Upon Termination of the Trust. Upon the termination of the Trust pursuant to Section 12.1 and the surrender of the Transferor Certificate by Transferor to Trustee, Trustee shall transfer, assign, set over and otherwise convey to Transferor (without recourse, representation or warranty), all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, the Related Transferred Assets and all of the other property and rights previously conveyed to Trustee hereunder, except for amounts held by Trustee pursuant to Section 12.2(b) and except for the rights of RPA Indemnified Parties (other than Transferor and its officers, directors, shareholders, controlling Persons, employees and agents) to indemnification and contribution under Section 9.1 of the Purchase Agreement. Trustee shall execute and deliver the instruments of transfer and assignment (including any document necessary to release the security interest in favor of Trustee (for the benefit of the Certificateholders) in such Receivables and Related Transferred Assets, to release any filing evidencing or perfecting such security interest and to terminate all powers of attorney created by the Transaction Documents), in each case without recourse, representation or warranty, that shall be reasonably requested by Transferor to vest in Transferor all right, title and interest that Trustee had in the Transferred Assets.

        SECTION 12.4 Optional Repurchase of Investor Interests. Any Supplement may provide that on any Distribution Date occurring on or after the date that the Invested Amount of the Series governed by such Supplement is reduced to 10% or less of the initial aggregate principal amount of the Investor Certificates of such Series, Transferor shall have the option, upon the giving of 45 days' prior written notice to Servicer, Trustee, each Required Person and the Rating Agencies, to repurchase the undivided interest of such Series in the Trust by depositing into the Principal Funding Account, on such Distribution Date (the "Repurchase Distribution Date") an amount (the "Repurchase Amount") equal to the unpaid Invested Amount of the Series plus accrued and unpaid interest on the unpaid principal amount of the Series (and accrued and unpaid interest with respect to interest amounts that were due but not paid on a prior Distribution Date) through the day preceding such Distribution Date at the Certificate Rate applicable to such Series. Upon tender of all outstanding Certificates of the Series owned by a Certificateholder, Trustee shall then distribute to such Certificateholder the portion of such amounts owed to such Certificateholder, together with all other amounts on deposit in the Principal Funding Account with respect to that Series that are owed to such Certificateholder, on the next Distribution Date in repayment of the principal amount and all accrued and unpaid interest owing to such Certificateholder. Following the Repurchase Distribution Date, the Certificateholders of the Series shall have no further rights with respect to the Transferred Assets and Trustee shall execute and deliver the instruments of transfer and assignment (including any document necessary to release the security interest in favor of Trustee (for the benefit of the Certificateholders) in the Transferred Assets and to release any filing evidencing or perfecting the security interest), in each case without recourse, representation or warranty, as shall be reasonably requested by Transferor to vest in Transferor all right, title and interest that Trustee had in the Transferred Assets. In the event that Transferor fails for any reason to deposit the Repurchase Amount for in accordance with the terms of this Agreement, payments shall continue to be made to the Certificateholders of each Series in accordance with the terms of this Agreement.

                               ARTICLE XIII
                         MISCELLANEOUS PROVISIONS

        SECTION 13.1 Amendment, Waiver, Etc. (a) Except to the extent provided otherwise hereinafter in clauses (i) through (iii), the provisions of this Agreement may be amended, modified or waived from time to time by the Servicer, Transferor and the Trustee, with the consent of the Required Persons, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment, modification or waiver shall:

                 (i) reduce in any manner the amount of, or delay the timing of, allocations, payments or distributions in respect of the portion of the Invested Amount attributable to any Series or class of Certificates, yield on any Series or class of Certificates or other distributions on any Series or class of Certificates without the consent of each Certificateholder of such Series or class, as applicable;

                 (ii) adversely affect the rating of any Series or class of Certificates by any Rating Agency without the consent of the Certificateholders evidencing not less than a two-thirds majority of such Series or class; or

                 (iii) amend, modify or waive any provision of this Agreement which requires the approval or consent of a specified percentage of Certificateholders without the consent of the same percentage of Certificateholders.

The Trustee shall establish a record date for determining which Certificateholders may give such waivers and consents. No waiver of any Early Amortization Event or other default hereunder given at any time shall apply to any other prior or subsequent Amortization Event or default.

        (b) As soon as practicable before the execution and delivery of any amendment, consent or waiver pursuant to Section 13.1(a), but in no event later than twenty Business Days prior to such execution and delivery, the Servicer shall deliver a copy of such proposed amendment, consent or waiver to the Rating Agencies and each Certificateholder.

        (c) Unless the requisite percentage of a Series or class of Certificates shall approve an amendment, consent or waiver pursuant to
Section 13.1(a)(iii) above, or the majority of the Holders of each affected Series or class waive the requirement of this Section 13.1(c), no such amendment to this Agreement shall become effective unless each Rating Agency, after having reviewed such amendment, shall have confirmed the initial rating of the then-issued and outstanding Series or class of Certificates that were rated by such Rating Agency.

        (d) Promptly after the execution of any such amendment, consent or waiver, the Trustee shall furnish copies of such amendment or consent to each Certificateholder, and the Servicer shall furnish copies of such amendment or consent to the Rating Agencies.

        (e) The manner of obtaining any waiver or consent given by the Certificateholders under this Section 13.1 and of evidencing the authorization of the execution thereof by the Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

        (f) If each Rating Agency shall not have confirmed the initial rating on all the-issued and outstanding series of Certificates rated by such Rating Agency after they have reviewed any amendment or modification of, or supplement to, any Purchase Agreement and the Buyer Notes as provided in Section 7.2(j), then such amendment, modification or supplement shall only become effective if each Certificateholder of such Series has consented to such amendment.

        (g) Each consent or waiver given by any Certificateholder in connection with any matter described in Section 13.1 or in any other provision of this Agreement shall be conclusive and binding on such Certificateholder and on all future Certificateholders and of any Certificate issued upon the transfer thereof or in exchange therefor or in lieu thereof whether or not notation of such consent is made upon such Certificate.

        SECTION 13.2 Actions by Certificateholders. (a) By its acceptance of Certificates pursuant to this Agreement and the applicable Supplement, each Certificateholder acknowledges and agrees that, wherever in this Agreement a provision states that an action may be taken or a notice, demand or instruction given by any Series of Investor Certificate-holders, any class of Investor Certificateholders or the Investor Certificateholders, the action, notice or instruction may be taken or given by any Holder of an Investor Certificate of the Series or class or by any Investor Certificateholder, respectively, unless the provision requires a specific percentage of the Series or class of Investor Certificateholders or of all Investor Certificateholders.

        (b) By its acceptance of Certificates pursuant to this Agreement and the applicable Supplement, each Certificateholder acknowledges and agrees that any request, demand, authorization, direction, notice, consent, waiver or other act by the Holder of a Certificate shall bind the Holder and every subsequent Holder of the Certificate and of any Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by Trustee or Servicer in reliance thereon, whether or not notation of the action is made upon such Certificate.

        (c) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement or any Supplement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by the Certificateholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, the action shall become effective when the instrument or instruments are delivered to Trustee and, when required, to Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement, any Supplement and conclusive in favor of Trustee and Servicer, if made in the manner provided in this section.

        (d) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner that Trustee deems sufficient.

        SECTION 13.3  Limitation on Rights of Certificateholders.  (a)
The death or incapacity of any Certificateholder shall not operate to terminate this Agreement, any Supplement or the Trust, nor shall the death or incapacity entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

        (b) No Certificateholder shall have any right to vote (except as expressly provided otherwise in this Agreement) or in any manner otherwise to control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third Person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

        (c) No Certificateholder shall have any right by virtue of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Transaction Documents (except to the extent any Supplement or related certificate purchase agreement creates independent and non-duplicative rights), unless the Certificateholder previously shall have given to Trustee, and unless the Required Investors shall have made, written request upon Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and Trustee, for 30 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and Trustee, that no one or more Certificateholders shall have any right in any manner whatever by virtue of, or by availing itself or themselves of, any provisions of a Transaction Document to affect, disturb or prejudice the rights of any other Investor Certificateholder, or to obtain or seek to obtain priority over or preference to any such other Investor Certificateholder, except to the extent provided in the Transaction Documents, or to enforce any right under the Transaction Documents, except in the manner herein provided and for the equal, ratable and common benefit of, all Investor Certificateholders (subject to the priorities set forth in the Transaction Documents). For the protection and enforcement of the provisions of this section, each and every Certificateholder and Trustee shall be entitled to such relief as can be given either at law or in equity.

        (d) By their acceptance of Certificates pursuant to this Agreement and the applicable Supplement, the Certificateholders agree to the provisions of this section.

        SECTION 13.4 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES, EXCEPT (I) WITH RESPECT TO TRANSFEROR, TO THE EXTENT THAT THE PERFECTION AND THE EFFECT OF PERFECTION OR NONPERFECTION OF THE SECURITY INTERESTS OF TRUSTEE IN THE RECEIVABLES AND THE RELATED ASSETS OF SUCH TRANSFEROR ARE GOVERNED BY THE LAWS OF A JURISDICTION (SUCH TRANSFEROR'S "HOME STATE") OTHER THAN THE STATE OF NEW YORK AND EXCEPT THAT WITH RESPECT TO TRANSFEROR THE CREATION OF SUCH SECURITY INTERESTS
OF

TRUSTEE SHALL BE GOVERNED BY THE LAWS OF SUCH TRANSFEROR'S HOME STATE.

        SECTION 13.5 Notices. All demands, notices, instructions and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, four Business Days after mailing if mailed by registered mail, return receipt requested, or sent by facsimile transmission (a) in the case of Transferor, to its address set forth below its signature hereto, (b) in the case of the Initial Servicer, to its address set forth below its signature hereto, and (c) in the case of Trustee, the Paying Agent or the Transfer Agent and Registrar, to the address of Trustee set forth on the signature pages hereof; or, as to each party, at such other address or facsimile number as shall be designated by it in a written notice to each other party given in accordance with this section. Except to the extent expressly provided otherwise in an applicable Supplement, any notice required or permitted to be mailed to a Certificateholder shall be sent by first-class mail, postage prepaid, to the address of such Certificateholder as shown in the Certificate Register. Except to the extent expressly provided otherwise in an applicable Supplement, any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given on the fourth Business Day after the notice is so mailed, whether or not a Certificateholder receives the notice. Servicer shall deliver or make available to the Rating Agencies each certificate and report required to be prepared, forwarded or delivered pursuant to Section 3.5 (excluding the Daily Reports) or 3.6 and a copy of any amendment, consent or waiver to this Agreement, at the address of the Rating Agency set forth above or at the other address as shall be designated by the Rating Agency in a written notice to Servicer.

        SECTION 13.6 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement or any of the other Transaction Documents shall for any reason whatsoever be held invalid, then the unenforceable covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement or the other Transaction Documents (as applicable) and shall in no way affect the validity or enforceability of the other provisions of this Agreement, the Certificates or any of the other Transaction Documents or the rights of the Certificateholders.

        SECTION 13.7 Certificates Nonassessable and Fully Paid. Except to the extent otherwise expressly provided in Section 7.3 with respect to Transferor, it is the intention of the parties to this Agreement that the Certificateholders shall not be personally liable for obligations of the Trust, that the interests in the Trust represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever and that Certificates upon authentication thereof by Trustee pursuant to Section 6.2 are and shall be deemed fully paid.

        SECTION 13.8 Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, each of Trustee, Servicer, Transferor, the Paying Agent, the Authenticating Agent and the Transfer Agent and Registrar (and each Investor Certificateholder by its acceptance of a Certificate) agrees that it shall not, with respect to the Trust or Transferor, institute or join any other Person in instituting any proceeding of the type referred to in the definition of "Bankruptcy Event" so long as any Certificates issued by the Trust shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Certificates shall have been outstanding. The foregoing shall not limit the right of Servicer, Transferor, the Paying Agent, the Authenticating Agent, the Transfer Agent and Registrar and any Investor Certificateholder to file any claim in or otherwise take any action with respect to any such insolvency proceeding that was instituted against Transferor or the Trust by any other Person. In addition, each of Servicer, the Paying Agent, the Authenticating Agent, the Transfer Agent and Registrar, each Certificateholder (by its acceptance of a Certificate) and (as to the Trust) Transferor agree that all amounts owed to them by the Trust or Transferor shall be payable solely from amounts that become available for such payment pursuant to this Agreement and the Receivables Purchase Agreement, and no such amounts shall constitute a claim against the Trust or Transferor to the extent that they are in excess of the amounts available for their payment.

        SECTION 13.9 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of Trustee or the Investor Certificateholders, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and are not exhaustive of any rights, remedies, powers and privileges provided by law.

        SECTION 13.10 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

        SECTION 13.11 Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto and the Certificateholders and their respective successors and permitted assigns. Except as otherwise expressly provided in this Agreement, nothing contained in this Agreement shall confer any rights upon any Person that is not a party to, or a permitted assignee of a party to, this Agreement.

        SECTION 13.12 Integration. This Agreement and the other Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and thereof and shall together constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof, superseding all prior oral or written understandings.

        SECTION 13.13 Binding Effect; Assignability; Survival of Provisions. This Agreement shall be binding upon and inure to the benefit of Transferor, Servicer and Trustee and their respective successors and permitted assigns; provided, that Transferor shall not delegate any of its obligations hereunder. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the termination of the Trust pursuant to Section 12.1. The rights and remedies with respect to
(a) any breach of any representation and warranty made by Transferor in
Section 2.3 or Section 7.1, (b) any breach of any representation and warranty made by Servicer in Section 8.1 and (c) the indemnification and payment provisions in Sections 3.9, 7.3, 8.4, 11.5 and 12.2(b) shall be continuing and shall survive any termination of this Agreement.

        SECTION 13.14 Recourse to Transferor. Payments to be made by Transferor pursuant to this Agreement shall be paid to the extent that funds are available to make the payments after all amounts to be paid to the Servicer, Trustee and Certificateholders pursuant to the applicable Supplement shall have been paid, and there shall be no recourse to Transferor for all or any part of any amounts payable pursuant to any Transaction Document to the extent that the funds are at any time insufficient to make all or part of any such payments. The provisions of this section shall survive the termination of this Agreement.

        SECTION 13.15 Recourse to Transferred Assets. The Certificates do not represent an obligation of, or an interest in, Transferor, any Seller, Servicer, Trustee or any Affiliate of any of them. Except as expressly provided otherwise in this Agreement, the Certificates are limited in right of payment to the Transferred Assets.

        SECTION 13.16 Submission to Jurisdiction. Each party hereto hereby irrevocably (a) submits to the non-exclusive jurisdiction of any Illinois State or Federal court sitting in Chicago, Illinois over any action or proceeding arising out of or relating to the Transaction Documents, (b) irrevocably agrees that all claims in respect of the action or proceeding may be heard and determined in each State or Federal court,
(c) irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of the action or proceeding, and (d) each of Transferor and Servicer irrevocably consents to the service of any and all process in any action or proceeding by the mailing of copies of the process to Transferor or Servicer (as applicable) at its address specified herein. Nothing in this section shall affect the right of any party hereto to serve legal process in any other manner permitted by law or affect the right of any party hereto to bring any action or proceeding against any or all of the other parties hereto or any of their respective properties in the courts of any other jurisdiction.

        SECTION 13.17 Waiver of Jury Trial. Each party hereto waives any right to a trial by jury in any action or proceeding to enforce or defend any rights under or relating to the Transaction Documents, or any amendment, instrument, document or agreement delivered or that may in the future be delivered in connection therewith or arising from any course of conduct, course of dealing, statements (whether oral or written), actions of any of the parties hereto or any other relationship existing in connection with the Transaction Documents, and agrees that any such action or proceeding shall be tried before a court and not before a jury.


               [Remainder of page intentionally left blank.]

        IN WITNESS WHEREOF, Transferor, Servicer and Trustee have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                  INTER-CITY PRODUCTS
                                  RECEIVABLES COMPANY, L.P.,
                                   as Transferor

                                  By: Inter-City Products Partner
                                   Corporation, its general partner

                                  By:  /s/ David P. Cain
                                     -------------------------------
                                     Name: David Cain
                                  Title:   Senior Vice President
                                  Address: 650 Heil-Quaker Boulevard
                                            Lewisburg, Tennessee 37091
                                  Attention:       David Cain
                                  Telephone:       (615) 270-4136
                                  Facsimile:       (615) 270-4220

                                  INTER-CITY PRODUCTS CORPORATION (USA),
                                    as initial Servicer

                                  By:  /s/ David P. Cain
                                     -------------------------------
                                     Name: David Cain
                                  Title:   Senior Vice President
                                  Attention:       David Cain
                                  Telephone:       (615) 270-4136
                                  Facsimile:       (615) 270-4220



                                  LASALLE NATIONAL BANK,
                                    as Trustee

                                  By:      /s/ Shashank Mishra
                                     ---------------------------------
                                    Name: Shashank Mishra
                                    Title: Vice President

                                  Address:

                                  Attention:
                                  Telephone:
                                  Facsimile:

                             EXHIBITS

EXHIBIT A       Form of Lockbox Account Letter Agreement
EXHIBIT B       [Reserved]
EXHIBIT C       Form of Monthly Servicer's Certificate
EXHIBIT D       Semi-Annual Agreed-Upon Procedures
EXHIBIT E       Form of Transferor Certificate
EXHIBIT F       Form of Quarterly Servicer's Certificate
EXHIBIT G       Form of Credit and Collection Policy
EXHIBIT H       Form of Distributor Agreement


                             SCHEDULES

SCHEDULE 1      Account Banks - Lockbox Banks


                             APPENDIX

APPENDIX A      Definitions

                                             INTER-CITY PRODUCTS CORPORATION



                             EXHIBIT A

                              FORM OF
                LOCKBOX ACCOUNT LETTER AGREEMENT
                                  ,1996
                        ---------

---------------------------------
---------------------------------
---------------------------------
Attention:
           ----------------------

Ladies and Gentlemen:

       [Inter-City Products Corporation (USA) ("Seller") is in the process of
securitizing its trade receivables.] [             ("Seller") is being
acquired by Inter-City Products Corporation (USA) ("ICP"). ICP is engaged in a securitization of its trade receivables and subsequent to the acquisition, Seller will also be engaged in the securitization of its trade receivables.] In connection with such securitization, by this letter agreement (effective upon notification by LaSalle National Bank), (a) Seller irrevocably transfers exclusive ownership and control of its interest in the lockboxes numbered_______, _____. __________-_____ and ________, _____, ____________
(each a "Lockbox" and collectively referred to herein as the "Lockboxes") and the corresponding demand deposit account numbered ________ (the "Lockbox Account") maintained with you to Inter-City Products Receivables Company, L.L.C. ("IPRC"), and (b) IPRC irrevocably transfers all of its rights and title to and interest in the Lockboxes and the Lockbox Account acquired hereby to LaSalle National Bank, as trustee (the "Trustee") for the benefit of(i) certain holders of certificates issued by the Trustee under a Pooling and Servicing Agreement, dated as of________, 1996 and as amended from time to time (the "Pooling Agreement"), among IPRC, Seller or ICPJ as initial Servicer, and the Trustee (collectively, the "Certificateholders") and (ii) IPRC (to the extent of IPRC's residual interest in the Transferred Assets (as defined in the Pooling Agreement). Seller acknowledges and agrees that IPRC is transferring to the Trustee the rights, titles and interests transferred by Seller to IPRC as provided above, and each of Seller and IPRC agrees to cooperate fully with the Trustee and its agents and representatives (including, without limitation, the Servicer referred to hereinafter) in the exercise of such rights. The transfers described in this paragraph are effective on and as of the date of this letter agreement.

       By executing this letter agreement, you acknowledge the existence of the Trustee's right to dominion and control over any funds or remittances received into the Lockboxes and the Lockbox Account and its ownership of and security interest in the Lockboxes, all moneys and instruments delivered to the Lockboxes, the Lockbox Account and the amounts from time to time on deposit therein and agree that from the date hereof you shall maintain the Lockboxes and Lockbox Account and shall hold all such moneys and instruments and such amounts for the benefit and subject to the interests of the Trustee (for the benefit of itself, the Certificateholders and IPRC (to the extent described above)). You also acknowledge that your execution of this letter agreement is a condition precedent to continued maintenance of the Lockbox Account with you. The Lockbox Account is to be maintained in the name of "LaSalle National Bank, as Trustee". Except to the extent that this letter agreement is specifically inconsistent therewith, the Lockbox Account and lockbox processing will be subject to your [Terms and Conditions of Deposit Accounts and Treasury Management Service Agreement.]

Seller and IPRC hereby irrevocably instruct you, and the Trustee, by its acknowledgment hereof, hereby instructs you, at all times from and after the date hereof until your receipt of contrary and/or terminating instructions from the Trustee, to remit, on a daily basis, by automatic standing wire transfer, in immediately available funds, all available amounts deposited in the Lockbox Account to the following account (the "Master Collection Account") or such other account as the Trustee or the Servicer may specify:

                      ABA#
                          ---------------------------------
                      Attention:
                                 --------------------------
                      For credit to LaSalle National Bank, as Trustee
                      Account No.
                                 --------------------------

Trustee agrees to sign your necessary forms to implement the lockbox processing arrangement and automatic standing wire transfer. No such transfer of funds shall either reflect the rounding off of any funds so transferred or constitute a partial remittance except for (i) amounts applied to fees and expenses under the terms of this letter agreement, and (ii) amounts deducted for returned checks that were previously deposited in the Lockbox Account and with respect to which funds were previously transferred to the Master Collection Account.

       So long as this letter agreement is in effect, all transfers referred to above shall be made by you irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off (except as expressly permitted otherwise by this letter agreement) and shall be final, and you agree that you will not seek to recover any amount from the Trustee, IPRC, or the Servicer for any reason once any payment or transfer has been made.

       The Trustee's instructions with respect to the Lockboxes and the Lockbox Account may be given through a Servicer that the Trustee may appoint from time to time and will notify you thereof in writing, and you agree to follow the instructions of such Servicer with the same effect as if such instructions were given by the Trustee directly (subject to any limitations on such appointment imposed by the Trustee that are communicated in writing to you) until such time as the Trustee notifies you in writing of the revocation of the Servicer's authority to act for the Trustee. The initial servicer will be Inter-City Products Corporation (USA). The Trustee and the Servicer shall each provide to you a list of their respective employees authorized to issue instructions and give notices with respect to the Lockboxes and the Lockbox Account, which lists may be revised from time to time, and you shall be entitled to rely on (and to assume) the authority of any employee of the Trustee or the Servicer identified on such lists, until you receive notice to the contrary, and are hereby authorized to act on any notice given on behalf of the Trustee or the Servicer by any such employee, subject to any limitations on the appointment of the Servicer and the revocation of the Servicer's authority as provided above.

       Subject to the preceding sentence and to any limitations on the appointment of the Servicer of which you have been notified by the Trustee in writing, you will be fully protected in acting on any instructions given by the Trustee or the Servicer (of whose name you have been notified by the Trustee in writing and whose authority under this letter agreement has not been revoked by the Trustee in a writing to you) regarding the Lockboxes and Lockbox Account without making any inquiry as to either the Trustee's or such Servicer's right or authority to give instructions as to the application of any payment made pursuant thereto, and any payment of all or part of the Lockbox Account made to the Trustee or such Servicer or pursuant to the Trustee's or such Servicer's instructions will satisfy any liability to the Trustee with respect to such payment and relieve you of all liability to the Seller or IPRC for such amounts.

       Seller and IPRC also hereby irrevocably notify you that, at all times from and after the date hereof until your receipt of contrary and/or terminating instructions from the Trustee, the Trustee shall be entitled (subject to your rights set forth herein) to exercise in the place and stead of Seller and IPRC (or either of them) any and all rights in respect of or in connection with the Lockboxes, this letter agreement and the Lockbox Account, including, without limitation (i) the right to specify that payments are to be made out of or in connection with the Lockbox Account to different accounts or at different times than those specified above (subject to your customary and then-current procedures for lockbox processing) and (ii) the right to require preparation of duplicate monthly bank statements on the Lockbox Account for mailing directly to an address specified by the Trustee.

       By executing this letter agreement you acknowledge that you have not heretofore received a notice, writ, order or any form of legal process from any other person asserting, claiming or exercising, any right of set-off, banker's lien or other purported form of claim with respect to the items collected from the Lockboxes, the Lockbox Account or any funds from time to time therein or in transit thereto, and agree that you will use reasonable efforts to immediately inform the Trustee in writing of any such action in the future.

       By executing this letter agreement, you irrevocably waive and agree not to assert, any right to setoff against, or otherwise deduct from, any items collected from the Lockboxes, the Lockbox Account or any funds from time to time therein or in transit thereto, so long as this letter agreement is in effect;provided, however, that you may (i) debit the Lockbox Account for any items deposited in the Lockbox Account that are returned or otherwise not collected in accordance with your customary practices for the chargeback of returned items and (ii) apply existing funds in the Lockbox Account or incoming funds being deposited into the Lockbox Account for reimbursement of any fees and expenses incurred by you in connection with this letter agreement, to the extent that such returned items, fees and expenses are not paid or reimbursed by Seller.

       Within ten days of receiving notification from you, Seller shall pay, or reimburse you for, customary and reasonable fees and expenses incurred by you in the maintenance and operation of the Lockbox Account in accordance with this letter agreement. The Trustee will have no liability to you or the Servicer for any costs, fees or charges under your usual and customary procedures or this letter agreement.

       The Seller agrees to pay, indemnify and hold you harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind whatsoever (including, without limitation, legal fees) (collectively "damages") with respect to your performance under this letter agreement or the performance of any of your directors, officers, agents or employees, unless the damages arise from its or their own negligence, recklessness or willful misconduct. The Seller, IPRC, the Trustee and the Servicer agree to not make any claim or institute any suit of any kind against you with respect to your performance under this letter agreement, except and to the extent that such cause of action results from the negligence, recklessness or wilful misconduct of you or any of your directors, officers, agents or employees. The parties agree that clerical errors will not constitute a failure to exercise ordinary care. IN NO EVENT WILL YOU BE LIABLE FOR ANY INDIRECT DAMAGES, LOST PROFITS, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES WHICH ARISE OUT OF OR IN CONNECTION WITh ThE SERVICES CONTEMPLATED BY THIS AGREEMENT. Additionally, if you in good faith interplead any funds in the Lockbox Account in a court of competent jurisdiction, the Seller shall reimburse you for any costs reasonably incurred in maintaining that action. The provisions of this paragraph will survive termination of the letter agreement.

       You also agree that, notwithstanding anything to the contrary herein, you shall use reasonable efforts to promptly notify the Trustee if you fail to receive timely payment of any fee under this letter agreement.

       You may terminate this letter agreement by cancelling the Lockbox Account and Lockboxes, which cancellation and termination shall become effective only upon sixty days' prior written notice thereof from you to the Trustee. In addition, you may terminate this letter agreement upon fifteen business days notice if (i) you determine complying with this letter agreement violates applicable laws or regulations or (ii) the Seller, IPRC, the Trustee or the Servicer fails to comply with this letter agreement in any material respect. Upon the termination of this letter agreement, you will close the Lockbox Account and transfer any monies remaining therein (as such monies become available) to the Master Collection Account. You agree that you shall forward all incoming mail addressed to the Lockboxes or the Lockbox Account and all wire transfers and deposits to the Lockbox Account that you receive after such cancellation in the form received to another lockbox or to another lockbox account or the Master Collection Account or to such other address or account as the Trustee (or the Servicer on behalf of the Trustee) shall specify, promptly after you discover that you have received any such mall or transfers. This letter agreement may also be terminated upon five business days prior written notice thereof to you by the Trustee. Except as expressly set forth in this paragraph, this letter agreement may not be terminated or amended without the prior written consent of the Trustee and you.

       All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by certified mail, postage prepaid, by facsimile or by overnight courier, to the intended person at the address or facsimile number of such person set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such person in a written notice to the other parties hereto given in accordance with the requirements of this paragraph. All notices and other communications hereunder shall also be provided to the Trustee and shall be addressed as follows until you receive written notice from the Trustee to the contrary:

         LaSalle National Bank

         ----------------------------------
         ----------------------------------

         Attention:
                    -----------------------

         Telephone: (312)
                          -----------------
         Facsimile: (312)
                          -----------------

       All notices and communications provided for hereunder shall be effective, (i) if personally delivered, when received, (ii) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means and
(iii) if sent by any other means, when received.

       This letter agreement shall be binding upon you and your successors and assigns and shall inure to the benefit of Seller, IPRC, and the Trustee and their respective successors, transferees and assigns; provided, however, that no party to this letter agreement shall assign its interest hereunder without the assumption of such party's obligations and duties hereunder by such party's assignee (which assumption shall be confirmed in writing by the assignee at the request of any of the parties).

       This letter agreement shall be governed by and construed in accordance with the laws of the State of New York, not including the choice of law rules thereof.

       This letter agreement represents that final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. You are not bound by the provisions contained in any other document executed between the Seller, IPRC, the Trustee or the Servicer and to which you are not a party, even if you have been provided with a copy of that document. You are not bound by the terms of this agreement until you receive an original counterpart fully executed by all the parties. Nothing contained herein will require you to take any action in contravention of applicable laws, any court order or the instructions of any bankruptcy trustee.

       Please acknowledge your agreement to the terms set forth in this letter agreement by signing four (4) copies of this letter agreement in the space provided below and returning such copies to us at the address indicated below for Seller.

                                        Very truly yours,


                                        -------------------------------------

                                        as Seller
                                        By:
                                        Title:

                                        Address:



                                        Attention:  Chief Financial Officer
                                        Telephone:
                                        Facsimile:


                                        INTER-CITY PRODUCTS RECEIVABLES
                                        COMPANY, L.P.

                                        By:.
                                        Title:

                                        Address:



                                        Attention:
                                        Telephone:
                                        Facsimile:

       The undersigned hereby acknowledges and agrees to the foregoing letter
agreement as of this         day of           ,1996.



                                         ------------------------------------

                                         By:
                                         Title:

                                         Address:


                                         Attention:
                                         Telephone:
                                         Facsimile:


       The undersigned hereby acknowledges and agrees to the foregoing letter
agreement dated as of this      day of          ,1996.

                                         LASALLE NATIONAL BANK, as Trustee

                                         By:

                                         Title:
                                         Address:


                                         Attention:
                                         Telephone:  (312)
                                         Facsimile:  (312)

                             EXHIBIT B

                             Reserved

                                                                   EXHIBIT C
                                                        to Pooling Agreement

                              FORM OF
                  MONTHLY SERVICER'S CERTIFICATE


TO:    LASALLE NATIONAL BANK, as Trustee
       LASALLE NATIONAL BANK, as Paying Agent
       INTER-CITY PRODUCTS RECEIVABLES COMPANY, L.P.
       STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL
       COMPANIES
       DUFF & PHELPS CREDIT RATING CO.

       INTER-CITY PRODUCTS CORPORATION (USA)
       (the "Servicer") hereby certifies that:

       (A) This Certificate is being delivered pursuant to Section 3.6 of the Pooling and Servicing Agreement, dated as of July 25, 1996, (as the same may be amended, supplemented or otherwise modified from time to time, the "Pooling Agreement"), among INTER-CITY PRODUCTS RECEIVABLES COMPANY, L.P., as Transferor, Servicer, and LASALLE NATIONAL BANK, as Trustee.

       (B) As of the date of this Certificate, the Authorized Officer (as defined in the Pooling Agreement) that is executing this Certificate is not aware of the occurrence and continuance of any Early Amortization Event or Unmatured Early Amortization Event (each as defined in the Pooling Agreement). [IF AN EARLY AMORTIZATION EVENT OR UNMATURED EARLY AMORTIZATION EVENT HAS OCCURRED AND IS CONTINUING, SPECIFY EACH SUCH EARLY AMORTIZATION EVENT OR UNMATURED EARLY AMORTIZATION EVENT (AS APPLICABLE) OF WHICH THE AUTHORIZED OFFICER EXECUTING THIS CERTIFICATE IS AWARE AND THE NATURE AND STATUS THEREOF AND FURTHER CERTIFY THAT SUCH INFORMATION IS TRUE AND ACCURATE IN ALL MATERIAL RESPECTS.]

       IN WITNESS WHEREOF, Servicer has caused this Certificate to be
executed by its duly authorized officer this day of            ,1996.

                                 INTER-CITY PRODUCTS CORPORATION (USA)


                                 By:
                                 Name:
                                 Title:

                                                                  EXHIBIT D
                                                       to Pooling Agreement


                     SEMI-ANNUAL AGREED UPON PROCEDURES

Select at random two Daily Reports and one Monthly Report prepared during the preceding six months and:

1. Compare/reconcile the following report items with the Seller's original source documents noted below:

      A.   MONTHLY RECEIVABLE ACTIVITY:
           1.   Monthly sales journal
           2.   Cash application journal
           3.   Aged trial balance
           4. Journal entries and related support affecting cash application or receivables
           5.   Receivable write-off approval list
           6.   Bank statements
           7.   Credit memo register

     B.    ELIGIBLE RECEIVABLE CALCULATION:
           1.   Ineligible receivables program reports

     C.    ADJUSTED ELIGIBLE RECEIVABLE CALCULATION:
           1. Receivables program reports identifying Included Foreign Obligor Balances as well as Co-Op Advertising, Cash Discounts and Extended Term Receivables

     D.    AGED RECEIVABLES RATIO:
           1.   Aged trial balance for relevant aging basket

     E.    DILUTION RATIO:
           1. Credit memo register (as above, A.7.) for returns and allowances, warranty, other, and cash discounts (General and Coastline only). Reconcile the monthly amount listed as checks written to obligors in respect of dilution to supporting documentation.

           2. Verify the cash account balances for the Master Collection Account, Carrying Cost Account, Equalization Account and Principal Funding Account per the monthly report to the monthly LaSalle bank statements. Verify any cash invested is invested in an Eligible Investment.

3. Select five obligors with balances past 120 days past due and calculate the customer balances over 120 days past due as a percentage of the customer's total balance. If the calculated percentage is more than 25% or if more than 10% of the receivables are over 180 days past the invoice date, determine if the obligor was classified as ineligible.

4.   Determine the accuracy of the Remaining Payment Term
     Adjustment.

5. Compare/reconcile the largest ten obligor balances to the trial balance. Annually perform confirmations for a sample of invoices from the largest ten obligors.

6. For a sample of obligors, verify the credit limit was approved in accordance with credit policy. Compare the obligor's receivable balance with the approved credit limit to verify the balance is less than or equal to the approved limit. Review the credit file for evidence of one of the following: National Association of Credit Managers or Dun & Bradstreet Credit Report, financial statements, credit reference or tax return.

7. For the sample in (6) verify the existence of current financial statements and entry of financial information into the Credit Model.

8. For a sample of five invoices, recompute the agings and verify they were accurately reflected on the aged trial balance.

9. For the sample in (8) above, compare the invoice date, obligor name and amount to the supporting sales order as generated by the order entry department. Compare the invoice to the related posting in the applicable month's detail aged accounts receivable trial balance. Obtain a copy of the obligor's check in payment of the selected invoice and trace it to the cash receipts journal for the day on which it was received in the lockbox account. Verify the relief of the receivable from the detail aged accounts receivable trial balance.

10. For a sample of five credit memos, compare the memos to postings in the detail aged accounts receivable trial balance and the general ledger.

11. For a sample of twenty credit memos, determine the number of days before the credit is processed and posted to the aged trial balance and the general ledger.

                                                                  EXHIBIT E
                                                       to Pooling Agreement

                              FORM OF
                      TRANSFEROR CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES
ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), THE SECURITIES OR BLUE SKY LAWS OF ANY STATE OR THE LAWS OF ANY FOREIGN
COUNTRY. THIS CERTIFICATE MAY NOT BE RESOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS SUCH RESALE, TRANSFER OR
DISPOSITION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF
THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS AND FOREIGN LAWS. IN ADDITION TO THE RESTRICTIONS SET FORTH
ABOVE, RESALE, TRANSFER OR DISPOSITION OF THIS CERTIFICATE IS PROHIBITED TO THE EXTENT SET FORTH IN THE POOLING AGREEMENT
(AS DEFINED BELOW).


             INTER-CITY PRODUCTS RECEIVABLES MASTER TRUST

                       TRANSFEROR CERTIFICATE


       THIS CERTIFIES THAT INTER-CITY PRODUCTS RECEIVABLES COMPANY, L.P. is the registered owner of an interest in the INTER-CITY PRODUCTS Receivables Master Trust (the "Trust"), which was created pursuant to the Pooling and Servicing Agreement, dated as of July ___, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Pooling Agreement"), by and among INTER-CITY PRODUCTS RECEIVABLES COMPANY, L.P., a Delaware limited partnership, as Transferor ("Transferor"), INTER-CITY PRODUCTS CORPORATION (USA), as initial Servicer (in such capacity, the "Servicer"), and LASALLE NATIONAL BANK, as Trustee (in such capacity, together with its successors and assigns in such capacity, the "Trustee"). This Certificate is the duly authorized Transferor Certificate designated and issued under the Pooling Agreement. To the extent not otherwise defined herein, capitalized terms have the meanings assigned to them in Appendix A to the Pooling Agreement. This Certificate is subject to the terms, provisions and conditions of, and is entitled to the benefits afforded by, the Pooling Agreement, to which terms, provisions and conditions the holder of this Certificate by virtue of the acceptance hereof assents and by which the holder is bound.

       This Certificate shall not bear interest.

       The Pooling Agreement may be amended and the rights and obligations of the parties thereto and of the holder of this Certificate modified as set forth in the Pooling Agreement.

       Unless the certificate of authentication hereon shall have been executed by or on behalf of Trustee by the manual signature of a duly authorized signatory, this Certificate shall not entitle the holder hereof to any benefit under the Pooling Agreement or under any other Transaction Document or be valid for any purpose.

       This Certificate is limited in right of payment to the Transferred
Assets.

       Transferor may not transfer, assign, exchange or otherwise convey or pledge, hypothecate or otherwise grant a security interest in this Certificate or any interest represented hereby except in compliance with the terms, conditions and restrictions set forth in the Pooling Agreement.

       This Certificate shall be construed in accordance with the laws of the State of New York, without reference to its conflict of laws principles, and all obligations, rights and remedies under, or arising in connection with, this Certificate shall be determined in accordance with the laws of the State of New York.

       IN WITNESS WHEREOF, Transferor has caused this Certificate to be executed by its officer thereunto duly authorized.


                                  INTER-CITY PRODUCTS
                                  RECEIVABLES COMPANY, L.P.



                                  By:
                                  Name:
                                  Title:



                TRUSTEE'S CERTIFICATE OF AUTHENTICATION


     This is the Transferor Certificate referred to in the Pooling Agreement.


                                 LASALLE NATIONAL BANK,
                                   as Trustee


                                 By:
                                 Name:
                                 Title:



Dated:           , 199

                                                                   EXHIBIT F
                                                        to Pooling Agreement
                             FORM OF
                QUARTERLY SERVICER'S CERTIFICATE

TO:    LASALLE NATIONAL BANK, as Trustee
       LASALLE NATIONAL BANK, as Paying Agent
       INTER-CITY PRODUCTS RECEIVABLES COMPANY, L.P.
       STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL
       COMPANIES
       DUFF & PHELPS CREDIT RATING CO.

       INTER-CITY PRODUCTS CORPORATION (USA)
       (the "Servicer") hereby certifies that:

       (A) This Certificate is being delivered pursuant to Section 3.2 of the Pooling and Servicing Agreement, dated as of July 25, 1996, (as the same may be amended, supplemented or otherwise modified from time to time, the Pooling Agreement), among INTER-CITY PRODUCTS RECEIVABLES COMPANY, L.P., as Transferor, Servicer, and LASALLE NATIONAL BANK, as Trustee.

       (B) A review of the Servicer's activities and of the Servicer's performance under the Pooling Agreement has been conducted for the quarter ended _____, 19__, under the supervision of the Authorized Officer (as defined in the Pooling Agreement) that is executing this Certificate.

       (C) As of the date of this Certificate, based upon the review in paragraph (B), the undersigned is not aware of any default in the fulfillment of any obligations under the Pooling Agreement. [IF A DEFAULT IN THE FULFILLMENT OF ANY OBLIGATION UNDER THE POOLING AGREEMENT HAS OCCURRED, SPECIFY EACH SUCH DEFAULT OF WHICH THE AUTHORIZED OFFICER EXECUTING THIS CERTIFICATE IS AWARE AND THE NATURE AND STATUS THEREOF AND FURTHER CERTIFY THAT SUCH INFORMATION IS TRUE AND ACCURATE IN ALL MATERIAL RESPECTS.]

       (D) As of the date of this Certificate, the undersigned is not aware of the occurrence and continuance of any Early Amortization Event or Unmatured Early Amortization Event (each as defined in the Pooling Agreement). [IF AN EARLY AMORTIZATION EVENT OR UNMATURED EARLY AMORTIZATION EVENT HAS OCCURRED AND IS CONTINUING, SPECIFY EACH SUCH EARLY AMORTIZATION EVENT OR UNMATURED EARLY AMORTIZATION EVENT (AS APPLICABLE) OF WHICH THE AUTHORIZED OFFICER EXECUTING THIS CERTIFICATE IS AWARE AND THE NATURE AND STATUS THEREOF AND FURTHER CERTIFY THAT SUCH INFORMATION IS TRUE AND ACCURATE IN ALL MATERIAL RESPECTS.]

       IN WITNESS WHEREOF, Servicer has caused this Certificate to be
executed by its duly authorized officer this    day of            ,19  .

                               INTER-CITY PRODUCTS CORPORATION (USA)


                               By:
                               Name:
                               Title:

                            EXHIBIT G

              Form of Credit and Collection Policy

                             POLICY


SUBJECT                                                NO.

CREDIT POLICY                                          C21
-----------------------------------------------------------------------------
SECTION                          APPLIES TO

CORPORATE                        INTER-CITY PRODUCTS CORPORATION (USA)
-----------------------------------------------------------------------------
EFFECTIVE            REFERENCE            SUPERSEDES               PAGE

NOVEMBER 8, 1994     PROCEDURE                                     1 OF 1
-----------------------------------------------------------------------------
1.0  STATEMENT
     The Corporation and its employees will at all times act in a professional manner in dealing with customers and credit accounts. All accounts are to be treated with courtesy, even under the most trying of circumstances, since they are customers of the Corporation. All credit decisions and actions must comply with Corporate and Companywide policies and procedures on business conduct.

2.0  SCOPE
     Applies to Inter-City Products Corporation (USA)

3.0  CREDIT MANAGER MISSION STATEMENT
     In accordance with the Procedure accompanying this Policy, the Credit Manager (a) will be responsible for establishing credit procedures and practices designed to permit a maximum number of orders to flow without interruption through the Sales Department, while protecting the Corporation from unacceptable bad debt exposure; (b) will keep the Sales

    Department fully informed whenever the routine flow of orders is in jeopardy because of customer credit status; (c) will assist the Sales Department, in conjunction with the Law Division, where necessary, to protect corporate interests, in distributor/dealer problem workouts; and
    (d) will analyze the financial statements of distributors/dealers and provide advice and recommendations to sales or other management as to that customer's financial viability and bad debt risk presented.


4.0  ORIGINATION    Finance Division

5.0  DISTRIBUTION   Standard Corporate Distribution

6.0  APPROVAL       President
                             ----------------------------------
                    Inter-City Products Corporation (USA)

                             PROCEDURE


SUBJECT                                                NO.

CREDIT POLICY                                          C21
-----------------------------------------------------------------------------
SECTION                          APPLIES TO

CORPORATE                        INTER-CITY PRODUCTS CORPORATION (USA)
-----------------------------------------------------------------------------
EFFECTIVE            REFERENCE            SUPERSEDES               PAGE

NOVEMBER 8, 1994     PROCEDURE                                     1 OF 4
-----------------------------------------------------------------------------

1.0  PURPOSE
     The purpose of this Procedure is to establish the respective authority and procedures to be followed by the Corporation and its Credit Division employees in conducting that portion of the Corporation's business.

2.0  SCOPE
     Applies to Inter-City Products Corporation (USA)

3.0  AUTHORITY
     3.1 The Credit Manager and other Corporate management shall have the authority in granting approvals as set out in the Delegation of Authority attached to this Procedure (Attachment A), as modified from time to time.

     3.2 Consistent with his/her own authority, the Credit Manager may delegate authority to his/her staff. He/she must be sure that such individuals are capable of exercising proper judgment and understand the limits of their authority. Definite limits and instructions must be established in writing. The Credit Manager will remain ultimately responsible for all credit approvals. Authority which may be delegated to the Credit Manager's staff:

           a)   Approve credit.

           b)   Sign lien waivers.

           c)   Approve orders for shipment that were rejected for a past due collection not in excess of ninety (90) days.

           d) Modify original invoice terms to correct order entry errors or amend a correct invoice term with just cause.

     3.3   When the Manager of Credit or appropriate staff is unavailable for credit approval, the Vice President - Financial Operations may approve credit within the limits of this Procedure.

4.0  CREDIT INFORMATION

     4.1 All confidential financial and other information disclosed to Corporation by a customer will be kept confidential, unless disclosure is first advised to the customer(s).

     4.2 Based on written request, reporting to others about customer payment history may be made. Under no condition will Corporation be a party to any effort to standardize terms, agree on concerned action on any account, or what its future position will be in reference to any account.

                             PROCEDURE


SUBJECT                                                NO.

CREDIT POLICY                                          C21
-----------------------------------------------------------------------------
SECTION                          APPLIES TO

CORPORATE                        INTER-CITY PRODUCTS CORPORATION (USA)
-----------------------------------------------------------------------------
EFFECTIVE            REFERENCE            SUPERSEDES               PAGE

NOVEMBER 8, 1994     PROCEDURE                                     2 OF 4
-----------------------------------------------------------------------------

     4.3 Credit files shall be kept at all times under exclusive custody and control of the Credit Department.

5.0  NEW ACCOUNTS

     5.1 All new accounts for credit shall be thoroughly investigated to support open account accommodations to maximum of applicants.
            Those who do not qualify for open account will be told the reason for refusal in an honest, forthright and expeditious manner.

     5.2   The Credit Manager has the responsibility for approving the credit of new customers within established limits.

6.0  EMPLOYEE ACCOUNTS RECEIVABLE
     An employee's account must never be permitted to become delinquent. If an employee wishes to purchase anything on a time basis, they should finance it through the credit union or other source.

7.0  ESTABLISHED ACCOUNTS

     7.1   All pre-litigation collection efforts will be directed, controlled and supervised by the Credit Manager in accordance with the terms of payment and any other terms and/or conditions as in effect from time to time.

     7.2 Accounts may be placed for collection or legal action with an established collection agency; PROVIDED THAT, before such action is taken, the Law Division must be consulted, and only the Law Division may approve the retention of outside counsel. All retained outside counsel shall further be subject to the Law Division's ultimate control and supervision.

     7.3 An accounts receivable adjustment must be prepared by the Credit Manager. Full details should accompany these requests. If the write-off amount exceeds $10,000.00, the accounts receivable adjustment should be sent to the Vice President- Financial Operations, with a copy of the account's credit and collection file and a detailed write-up as to history and reason for the write off.

     7.4 Once charged to a bad debt, a customer or principals of a former customer may not purchase an open account until the charge-off balance is paid. Any exceptions to this should be reviewed and approved in writing with the Vice President - Financial Operations.

     7.5 Before any promissory notes are accepted, approval must be obtained from the Credit Manager, the Vice President - Financial Operations, and the Law Division.

                             PROCEDURE


SUBJECT                                                NO.

CREDIT POLICY                                          C21
-----------------------------------------------------------------------------
SECTION                          APPLIES TO

CORPORATE                        INTER-CITY PRODUCTS CORPORATION (USA)
-----------------------------------------------------------------------------
EFFECTIVE            REFERENCE            SUPERSEDES               PAGE

NOVEMBER 8, 1994     PROCEDURE                                     3 OF 4
-----------------------------------------------------------------------------
8.0  CREDIT AND ORDER CONTROL LIST
     On a regular basis, the Credit Manager will prepare a list of those accounts which reflect a customer's approved credit and order limit. This list will be communicated to the order entry department who determines if an order may be shipped.

9.0  TERMS OF PAYMENT
     Credit and/or other terms and conditions of sale shall be published in written form, and the Credit Manager shall be responsible for enforcing such credit terms and conditions as are in effect from time to time.

10.0 DISTRIBUTION   Standard Corporate distribution.

11.0 APPROVAL       President
                             ----------------------------------
                    Inter-City Products Corporation (USA)

                             PROCEDURE


SUBJECT                                                NO.

CREDIT POLICY                                          C21
-----------------------------------------------------------------------------
SECTION                          APPLIES TO

CORPORATE                        INTER-CITY PRODUCTS CORPORATION (USA)
-----------------------------------------------------------------------------
EFFECTIVE            REFERENCE            SUPERSEDES               PAGE

NOVEMBER 8, 1994     PROCEDURE                                     4 OF 4
-----------------------------------------------------------------------------
                                               ATTACHMENT A


          DELEGATION OF AUTHORITY IN RESPECT TO CREDIT TRANSACTIONS

The undersigned President and Treasurer of Inter-City Products Corporation
(USA) ("Corporation") each hereby delegate, to the extent set out below and to the noted positions, and pursuant to Companywide Policy and Procedure CW3, Procedure - Section 5.0, their respective authority under CW3, Procedure -
Section 6.7, for the extension of credit in respect to the sale of goods by the Corporation.

1.     The position of Credit Manager (or in the Credit Manager's absence the

       Vice President - Financial Operations) shall have the authority, in the normal course of business, to approve credit in an amount not to exceed $2,000,000 per customer account; PROVIDED THAT the Credit Manager may also, on a per order basis for orders which would cause this limit to be exceeded, extend credit without any additional approvals of (i) 10% of the established credit limit, or (ii) $500,000, whichever is greater.

2. For credit limits in excess of $2,000,000 and not exceeding $10,000,000, the prior approval of the Treasurer or the President shall be required.

3.     For amounts in excess of $10,000,000 the approval of the President and

       Treasurer shall be required.

4. The authority to take all steps necessary to implement the preceding is also hereby delegated to the referenced positions.

                                  Signed by:


                                  -------------------------------------------

                                  PRESIDENT


                                  -------------------------------------------

                                  TREASURER

                        EXHIBIT H

               FORM OF DISTRIBUTION AGREEMENT

       COMFORTMAKER AIR CONDITIONING & HEATING PRODUCTS
              1996 DISTRIBUTION SALES AGREEMENT
                            FOR

      ---------------------------------------------------

     THIS AGREEMENT is made by and between Inter-City Products Corporation
(USA), a Delaware Corporation, which has its administrative offices at 650 Heil Quaker Avenue, Lewisburg, Tennessee 37091 (hereinafter "Manufacturer") and -----------------------------------------------------------------------
a -------------------------------------------------------------------------
Corporation, which has its headquarters at -------------------------------- (hereinafter "Wholesale Distributor"). Wholesale Distributor and Manufacturer may hereinafter be referred to jointly as "Parties" or singularly as "Party".

     WHEREAS, Manufacturer is engaged in the business of selling Comfortmaker heating and air conditioning products, accessories, parts, literature, and sales promotional materials (hereinafter "Products"); and

     WHEREAS, the Wholesale Distributor is engaged in the business of wholesale distribution and desires to purchase Products from Manufacturer for the purposes of resale to independent contractors who install and service such Products (hereinafter "Installing and Servicing Dealers");

     NOW, THEREFORE, in consideration of the mutual covenants and promises in this Agreement and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties have mutually entered into the agreement which follows.

     1. Commencement will be upon acceptance and signing by Manufacturer's Vice President, Sales, at Manufacturer's offices in Tennessee, and at such time, the Wholesale Distributor will become a non-exclusive distributor of Products for the calendar year 1996, unless terminated sooner by either party as provided herein.

     2. Wholesale Distributor will purchase the Products for resale within the area described in Exhibit A (hereinafter "Area of Responsibility") to Installing and Servicing Dealers who will resale the Products to users and/or owners of the Products (hereinafter "Customers"). This Agreement does not give Wholesale Distributor any right to an exclusive territory, exclusive market, exclusive Area of Responsibility or any type of exclusive dealings involving the Products. Wholesale Distributor will exert its best efforts to reach and exceed the objectives also set forth in Exhibit A.

     3. Wholesale Distributor acknowledges the receipt of the materials contained in Manufacturer's Operating Letters generally and has specifically had the opportunity to review the section entitled "Commercial Duties of the Parties" (hereinafter "Contractual Duties") which is incorporated herein by reference and made a part hereof. The referenced section of the Manufacturer's Operating Letters, normally sent in October of each year, is to be in effect for the calendar year following the October in which such is normally sent.

     4. Wholesale Distributor agrees to use its best efforts to promote sales of the Products as more fully set forth in the Contractual Duties.

     5. Wholesale Distributor is aware that the Robinson-Patman Act of the united States Congress sets forth certain requirements concerning the sharing of promotional materials with Wholesale Distributor's dealers. Wholesale Distributor is also aware of its duties under the Magnuson-Moss Warranty

Federal Trade Commission Improvement Act and the Consumer Product Safety Act. Wholesale Distributor agrees to comply with these requirements which are set forth in the Contractual Duties.

     6. Wholesale Distributor agrees to use its best efforts to provide prompt and efficient service and warranty support and follow the guidelines set forth in the Contractual Duties.

     7. Notwithstanding any other provisions concerning termination, either Party may terminate this Agreement prior to an expiration date, with or without cause, by giving (30) days prior written notice to the other party. Certain acts on the part of the Wholesale Distributor may bring about immediate termination of this Agreement and should the Wholesale Distributor terminate this Agreement, Wholesale Distributor will comply and cooperate in the enforcement of the remedies set forth in the Contractual Duties for such voluntary termination.

     8. The sole and exclusive liability for any breach by Manufacturer will be an obligation to re-purchase the Products in the manner set forth in the Contractual Duties. It is mutually agreed that Manufacturer will have no liability for incidental, consequential or punitive damages nor will be liable for any loss of profits, loss of goodwill or any other commercial damages. Limited warranties accompanying the Products are for the benefit of the Customer. There are no warranties to Wholesale Distributor or Installing and Service Dealers, whether express, implied or by operation of law with respect to the Products or the business conducted by Wholesale Distributor or Installing and Service Dealers, and the Manufacturer disclaims, to the extent allowed by law, any implied warranty of merchantability or fitness for a particular purpose.

     Any liability coverage afforded to the Wholesale Distributor under any vendor's endorsement on a policy of insurance by Manufacturer shall be in effect only upon the execution of this Agreement by both parties, and during the Agreement's stated term.

     9. Manufacturer is the sole owner of all trademarks, service marks, trade names, copyrights, patents, proprietary information and other intellectual property, whether used or owned. (hereinafter collectively referred to as "Intellectual Property"). Wholesale Distributor is permitted to use this Intellectual Property only in the form, style and manner consistent with this Agreement, the Operating Letters and any written or printed material provided by Manufacturer to Wholesale Dealer and only during the duration of this Agreement. Wholesale Distributor agrees to protect this Intellectual property and to return all such Intellectual Property to Manufacturer upon termination of this Agreement as set forth in the Contractual Duties. Any use of or reference to any Manufacturer-owned trademark or product brand name by Wholesale Distributor in any audio, video, or written material, including but not limited to direct mailings, flyers or similar, which is not in accordance with Ad Planner requirements, must be approved by Manufacturer in writing prior to such use, whether or not "co-op" credit is requested.

     10. Wholesale Distributor acknowledges that it is an independent contractor and that the Manufacturer will not exercise any control over its hiring, termination or business methods. Likewise, Wholesale Distributor will have no authority to enter into any agreement that purports to bind on Manufacturer.

     11. This Agreement supersedes all previous agreements between the parties. This Agreement, the attached exhibits, and the referenced Operating Letters constitute the entire Agreement between the Wholesale Distributor and Manufacturer, and this agreement may only be amended in writing executed by both parties.

     12. Wholesale Distributor agrees to pay those amounts due to Manufacturer on a timely basis, and in accordance with the terms of the sale.

Wholesale Distributor also agrees that, as advised by Manufacturer in writing from time to time, all arrearage will bear interest at a rate of no less than 1% per month and no greater than 1 1/2% per month, or the highest rate permitted by law, whichever is less. If the interest rate at any time would exceed the highest lawful rate, but for the limitations contained herein, the actual rate of interest to accrue on the unpaid principal amount shall be limited to the highest lawful rate. It is the intention of Manufacturer to strictly obey and comply with applicable usury laws. If any excess interest is charged, paid, collected or received, it shall be deemed a mistake and the same shall either be refunded to the Wholesale Distributor's account or credited on the unpaid principal amount of Wholesale Distributor's account. Wholesale Distributor will reimburse Manufacturer for all cost of collection including court cost and legal fees and disbursements. As to the enforcement of other provisions of this agreement, the prevailing party will be entitled to legal fees and disbursements.

     13. It is mutually agreed between the parties that any litigation arising between the parties shall be brought only to the courts of the State of Tennessee or in the federal courts located in the Middle District of Tennessee with the filing party having the option between state and federal court in those jurisdictions. The parties to this Agreement irrevocably consent to the jurisdiction of said courts. As to the interpretation and the enforcement of this Agreement, it is agreed that the laws of the State of Tennessee will apply.

     14. Wholesale Distributor agrees to hold harmless and indemnify Manufacturer against any liability, loss, damage or expense which Manufacturer may incur by reason of any claim against Manufacturer resulting directly or indirectly from the acts or omissions of the Wholesale Distributor, its employees or agents, including but not limited to claims for personal injury and property damage.

     15. Wholesale Distributor acknowledges and agrees that this Agreement does not automatically renew. If Wholesale Distributor or Manufacturer desire to re-establish a contractual relationship after the expiration of this Agreement, then a new agreement must be executed. Either party, in its discretion, may decide not to enter a new agreement. Notwithstanding the foregoing, Manufacturer may, in its sole discretion, continue to fill orders placed by the Wholesale Distributor after Agreement expiration without a newly executed agreement, provided that, all such sales shall be made to such former Agreement, but Manufacturer shall retain all of its rights hereunder as set out in Paragraphs 2, 5, 6, 9, 10, 12, 13, 14 and Operating Letters 801, 803II, 803IV, 803VI, 803VII, 804, 805, 806, 807I, 808 and 809 in respect to such sales.

     16. Wholesale Distributor agrees and acknowledges that there have been no other representations or oral agreements except as contained in this Agreement and the Operating Letters, and that the parties have negotiated this Agreement and it supersedes any dealer protection and/or franchise laws and/or regulations.

     17. The parties represent and warrant to each other that each is authorized to enter into this Agreement and to perform its obligations hereunder; that the execution, delivery, and performance of this Agreement is in accordance with any charter, by-laws, or law applicable to this Agreement or any agreement by which it is bound or by which any of its assets are affected; and that the Agreement is fully enforceable according to its terms.

     IN WITNESS WHEREOF, the Parties, finding that the above terms and conditions accurately reflect the agreement between the Parties, have executed this Agreement in two counterparts each of which is to be considered an original.

-------------------------------                INTER-CITY PRODUCTS
   (Wholesale Distributor)                     CORPORATION (USA)


By:                                            By:
   ----------------------------                   ---------------------------
     (signature)                                    Vice President, Sales

-------------------------------
 (type or print name and title)

Date:                                          Date:
     --------------------------                     -------------------------

                          EXHIBIT A

        ------------------------------------------------
                (Wholesale Distributor Name)

Nonexclusive Area Of Responsibility









Cumulative Annual Purchase Objective

Manufacturer expects Wholesale Distributor to effectively represent and sell the Products its Area of Responsibility as described in Exhibit A of this agreement. The effectiveness of Wholesale Distributor's sales can be measured by its cumulative annual purchases (hereinafter "Purchase Objective") of the Products. Manufacturer has, therefore, established Purchase Objectives for Wholesale Distributor for the calendar year 1996 as shown below. These Purchase Objectives are not considered as a maximum result attainable, but are considered as a reasonable expectation, taking into account Wholesale Distributor's Area of Responsibility, potential, competitive conditions, economic conditions, and the Products.


                      1996 PURCHASE OBJECTIVES

Wholesale Distributor has reviewed the above Purchase Objectives and finds them to be fair and equitable and a reasonable estimate of the minimum anticipated unit purchases of Products to be made during the 1996 calendar year.
Accepted:

----------------------------------------
    (Name of Wholesale Distributor)

   By:

----------------------------------------
             (Signature)


----------------------------------------
  (Please Type or Print Name and Title)


Date:
     -----------------------------------

                        INTER-CITY PRODUCTS
                    LIMITED WARRANTY CERTIFICATE
                   For Cooling & Heating Products

SAVE THIS CERTIFICATE. It gives you specific legal rights, and you may also have other rights which may vary from state to state and province to province.

In the event your unit needs servicing, contact the dealer or contractor who installed your unite or a dealer or service company of your choice. When requesting service, please have the model and serial number from each unit in your heating and/or cooling system readily available. If your dealer needs assistance, the distributor or factory branch is available to him or her for support and we, in turn, support their efforts.

Fill in the installation date and model and serial numbers of the unit in the space provided below and retain this Limited Warranty for your files.

                           GENERAL TERMS

Except as otherwise indicated in the "Additional Terms" section of this Limited Warranty (which is for selected components), this Limited Warranty applies to the original purchaser and subsequent transferees, but only while the unit remains at the site of the original installation (except for mobile home installations) and only if the unit is installed inside the continental United States, Puerto Rico, Alaska, Hawaii or Canada. In addition, the Limited Warranty applies only if the unit is installed and operated in accordance with the printed instructions accompanying the unit, and in compliance with all applicable installation and building codes and good trade practices. As stated in this Limited Warranty, "installation" means the original installation of the unit.

During the first five years after installation, we will provide a replacement for any functional component part (as defined below) of your unit found to be defective in materials or workmanship. THERE ARE EXCEPTIONS to this five year limited warranty as described on the reverse side of this page. Additional extended limited warranties for selected components are also described on the reverse side of this page. All replacement parts will be warranted for the unused portion of that component's original warranty. The part to be replaced must be returned by the dealer or contractor to a distributor or factory branch, which sells products for Inter-City Products, in exchange for the replacement part.

In lieu of providing a replacement part, we may, at our sole option, refund to you an amount equal to the distributor's component purchase price from us, or provide to you a credit equal to that amount to be applied toward the purchase of any new unit which we distribute. If a credit for a new unit is given in lieu of a replacement part, the rating plate from the unit being replaced must be submitted on a warranty claim, and the unit being replaced must be made available by your dealer or contractor to our distributor or factory branch for disposition.

To receive the benefits and advantages described in this limited original warranty, yearly maintenance to the unit, as described in the homeowner's manual, must be performed by a licensed contractor. Satisfactory proof of yearly service by a licensed contractor will be required.

"Functional component parts" include only the following: air handler, blower motor, unit-mounted sensors & timers, condenser motor, evaporator coil, condenser coil, condenser fan, capacitor, transformer, single-phase strip heat elements, expansion device, reversing valve, solenoid valve, service valve, electronic and electro-mechanical control board, ignitor, ignition module, draft inducer assembly, burner pilot, gas valve, limit control, pressure switch, relays and contactors, blower wheel, interlock switch, crosslighter, pilot shield, gas & oil burners, oil pump assembly, accumulators and factory installed dryers and strainers.

Any labor, material, refrigerant, refrigerant inspection and refrigerant reclaiming, freight and/or handling charges associated with any repair or replacement pursuant to this Limited Warranty will be your responsibility.

In establishing the date of installation for any purpose, including determination of the starting date for the term of this Limited Warranty, proof of the original installation date must be presented (you must retain the original records that can establish the installation date of your unit), otherwise the effective date will be based upon the date of unit manufacture, plus thirty (30) days. In establishing that the required yearly service has occurred, you must furnish proof of yearly service by a licensed contractor.

We will not be responsible for and you, the user, will pay for: (a) damages caused by an accident, abuse, negligence, misuse, riot, fire, flood, or Acts of God (b) damages caused by operating the unit where there is a corrosive atmosphere containing chlorine, fluorine, or any other damaging chemicals (other that those found in a normal residential environment) (c) damages caused by failing to provide proper maintenance and service to the unit in accordance with this Limited Warranty Certificate and the printed instructions originally provided with the united (f) any expenses incurred for erecting, disconnecting, or dismantling the unit (g) parts or supplies used in connection with service or maintenance, such as refrigerant, filters, or belts (h) damage, repairs, inoperation or inefficiency resulting from faulty installation or application (i) electricity or fuel costs or any increase in electricity or fuel cost whatsoever including additional or unusual use of supplemental electric heat (j) units which have not had the required yearly maintenance described elsewhere in this limited warranty.

In no event shall we be liable for any incidental, or special damages or expenses in connection with any use or failure of this unit. We have not made and do not make any representation or warranty of fitness for a particular purpose, and there is no implied condition of fitness for a particular use or purpose. We make no express warranties except as stated in this Limited Warranty. No one is authorized to change this Limited Warranty or to create for us any other obligation or liability in connection with this unit. Any implied warranties shall last for the term of the expressed warranty contained herein. Some states and provinces do not allow the exclusion or limitation of incidental or consequential damages or do not allow limitations on how long an implied warranty or condition lasts, so the above limitations or exclusions may not apply to you. The provisions of this Limited Warranty are in addition to and not a modification of or subtraction from any statutory warranties and other rights and remedies provided by law.

Please refer to reverse side of this page for additional terms.

Model No.
         -------------------------------------

Serial No.
          ------------------------------------

Date Installed
              --------------------------------

Effective April 1, 1995 or with warranty change notice.

          ADDITIONAL TERMS FOR RESIDENTIAL APPLICATIONS ONLY

          The Additional Terms for the components listed below are in addition to and subject to the General Terms on the reverse side of this page


FURNACE HEAT EXCHANGERS*
1) CENTRAL GAS & OIL FURNACES

Gas Model Series: GUK, GDK, NUGM, NDGM: This additional Limited Warranty is tot he original purchaser only for as long as the purchaser lives in the home where the furnace is initially installed.** It provides a replacement primary or secondary heat exchanger. HOWEVER, this limited warranty is not transferable to any subsequent owner. If the furnace was not installed in the home owned by the original purchaser, if the original purchaser sells the home to subsequent owner, or if proof of original purchase cannot be provided, then the limited warranty is only for 20 years from the date of original installation.

Gas Model Series: GNI, GDL, GNL, NTC7, NDC7: A replacement for 25 years from the original date of installation.

Gas Model Series: GUI, GDI, GNJ, GUM, NCC5, NDC5, NTC5, NTG5, NUG9: A replacement for 20 years from original date of installation.

Gas Model Series: GUJ, GDJ, NUG3, NHGK, GDHH, NHGE, GDHI: A replacement for 15 years from the original date of installation.

Oil Model Series: OMD, OND, OLR, OCH, OUN, OLN, ODN, OLL, OLM, NUOD, NOLD, NDOD, LLO5, NCO, NMO, NTO, LLO7: This additional Limited Warranty is to the original purchaser only for as long as the purchaser lives in the home where the furnace is initially installed.** It provides a replacement primary or secondary heat exchanger. HOWEVER, this limited warranty is not transferable to any subsequent owner. If the furnace was not installed in the home owned by the original purchaser, if the original purchaser sells the home to subsequent owner, or if proof of original purchase cannot be provided, then the limited warranty is only for 20 years from the date of original installation.

Oil Fired Floor Furnace: NFO AND OFN: A replacement for 10 years from installation with the following limitation: during the sixth through tenth year, any credit toward your purchase of a component or toward the purchase of any new unit will be in an amount equal to the distributor's purchase price reduced by 20 percent for each year after the fifth year.

2)  GAS/ELECTRIC PACKAGED UNITS

Model Series: PGAD, PGAA, PGMD, PGME: A replacement for 10 years from original date of installation.

COMPRESSORS:*

1)  Premium Model Units:  AH, AJ, YG, YH, CA90, CA96, CH97, PGME, PYMC, PHAD,
PGAD: To the original purchaser a replacement for 10 years from original date of installation, only if the unit is installed with factory matched coils. This limited 10 year warranty is not transferable to any subsequent owner. HOWEVER, if the unit was not installed in the home owned by the original purchaser, if the purchaser sells the home to a subsequent owner, or if proof of original purchase cannot be provided, then the limited warranty is only for 5 years from the original date of installation.**

2) All Other Models: Air Conditioners, Heat Pumps & Combination Gas/Electric Units: AG, YJ, YK, CH55, CH75, FBA, ACS, FBY, HPS, CA55, PGAA, PGMD, PAAA, PAMB, PHRA, PYHB, PA55, PH55, PA75, PH50: A replacement for 5 years from date of original installation, only if: (a) air conditioner condensing unites with SEER rating in the range of 10 are matched with evaporator coils of the same nominal tonnage regardless of manufacturer and in accordance to factory recommendations, or (b) heat pump condensing units are used with factory matched coils, unless written approval to do otherwise is obtained from manufacturer.

ONLY THESE COMPONENTS IN THE UNITS SHOWN WILL RECEIVE A REPLACEMENT FOR THE PERIOD SHOWN:*
1)  Combination Chamber in Oil Fired Upflow, Counterflow & Horizontal
    Furnaces:  2 years from installation.
2) Functional Component Parts (as defined), Models NUG9, GUM: A replacement for 2 years from date of original installation.
3) Functional Component Parts (as defined), Models OMD, OND, OLR, OCH, NCO, NMO, NTO, NHGK, GDHH, NHGE, GDHI: A replacement for 1 year from the date of original installation except Beckett Burner Assembly in Oil Fired Furnaces which is 2 years from installation.

             ADDITIONAL TERMS FOR COMMERCIAL APPLICATIONS ONLY

     The additional Terms of the components listed below are in addition to and subject to the General Terms on the reverse side of this page.

1) FURNACE HEAT EXCHANGERS (ALL MODELS):* A replacement for 10 years from the date of original installation.
2) COMPRESSORS (ALL MODELS):* A replacement for 5 years from date of original installation.
3) FUNCTIONAL COMPONENT PARTS (ALL MODELS):* A replacement for 1 year from the date of original installation.

* To receive advantage of your limited warranty, you must provide proof of yearly service by a licensed contractor.

** To receive advantage of your warranty, you must retain the original records that can establish the installation date and proof of purchase of the unit.

                         INTER-CITY PRODUCTS
                     HEATING & AIR CONDITIONING

                         DISTRIBUTOR TERMS
                     EFFECTIVE APRIL 12, 1996


*  STANDARD DISTRIBUTOR TERM

      (Invoiced between 26th-10th)

                         2.25% 20th          AVERAGES 17.5 DAYS
               Z         1.5% 10TH PROX      AVERAGES 37.5 DAYS
                         NET 25TH PROX.      AVERAGES 53 DAYS


                             EXAMPLE OF NEW TERM:
                             INVOICE DATE: JAN. 26-FEB. 10TH

                                   2.25% FEB. 20TH
                                   1.5%  MAR. 10TH
                                   NET   MAR. 25TH


      (Invoiced between 11th-25th)

                         2.25% 5TH PROX.     AVERAGES 17.5 DAYS
                         1.5% 25TH PROX      AVERAGES 37.5 DAYS
                         NET 10TH 2ND MO.    AVERAGES 53 DAYS


                             EXAMPLE OF NEW TERM:
                             INVOICE DATE: FEB. 11TH-FEB. 25TH

                                   2.25% MAR.  5TH
                                   1.5%  MAR. 25TH
                                   NET   APR. 10TH

                           SCHEDULE 1

                  ACCOUNT BANKS - LOCKBOX BANKS

            BANKING INFORMATION FOR INTER-CITY PRODUCTS


Rick Simpson
(615) 270-4233
(407) 323-8500

Gail Meador
(615) 270-4242

Ralph Bedingfield
(615) 270-4225

INTER-CITY PRODUCTS ACCOUNTS
Suntrust Accounts
Account #3590402 General Account
Account #56059531 Controlled Disbursement Account
Account #2364093 Deposit Account
Lee Lamprecth
(615) 748-5745

Lockbox Accounts
Lockbox #96941 - Account #7896301
Lockbox #96086 - Account #7896271
Nancy Chadwick
(312) 828-1619

GENERAL

BANK                              ACCOUNT#                PHONE #
----------                        ------------            -----------

UMB Bank Kansas                   210015-134-3            (913) 648-2800
Mercantile Bank of Topeka         931000162-4             (913) 291-1310
Commerce Bank                     0400122521              (800) 292-7977
Emprise Bank                      72-3459-3               (316) 383-4401
Commerce Bank of Joplin           0476235036              (417) 624-2414
Boatmen's Bank of Southern Mo.    06-0101-005688          (417) 277-6017
Liberty Bank                      020-016-398-8           (405) 231-6021
The F&G Bank & Trust Co.          02-5898-9               (918) 744-1330
UMB Bank, n.a.                    39 0002 245 4
UMB Bank, n.a.                    39 0002 190 3
Lockbox-UMB Bank, n.a.            9870573024

COASTLINE
Suntrust Accounts

ACCOUNT #         DESCRIPTION                    CONTACT
--------------    ----------------               ----------------------------
2152-09919503     CIT/Group Finance Acct.        David Evants (407)237-5880
6990-215550817    Controlled Disbursement        David Evants (407)237-5880
0215-252108543    Main Checking                  David Evants (407)273-5880
0215-209919570    Payroll                        David Evants (407)273-5880
0215-252108691    Petty Cash                     David Evants (407)273-5880
0215-252008743    CBPT Health Insurance Acct.    David Evants (407)273-5880
0215-252078580    Checking for Branches          David Evants (407)273-5880
6990-215550825    Controlled Disburse Steel      David Evants (407)273-5880
                     Service & Supply
0215-252078474    Checking for Steel Service     David Evants (407)273-5880
                     & Supply
8800804035        Atlanta, GA Branch Account     Glenda Lee   (770)621-5900

First Alabama Bank
06-009-9103       Dothan, AL Branch Account      Julia Blocker(334)677-2459

                                    INTER-CITY PRODUCTS CORPORATION (USA)

                                APPENDIX A
                               DEFINITIONS

        A. Defined Terms. As used in the Transaction Documents, unless otherwise defined therein:

        "Account Agreements" means the Concentration Account Agreements and the Lockbox Agreements.

        "Account Banks" means the Concentration Account Banks and the Lockbox Banks.

        "Adverse Claim" means any claim of ownership interest or any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other) or other security interest.

        "Affiliate" means, with respect to a Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person. As used in this definition of "Affiliate," the term "control" means the power, directly or indirectly, to direct or cause the direction of the management and policies of a Person, whether through the ownership of such Person's voting securities, by contract or otherwise, and the terms "affiliated," "controlling" and "controlled" have the meanings correlative to the term "control."

        "Aggregate Unpaid Balance" is defined in Section 2.1(b) of the Purchase Agreement.

        "Amortization Period" is defined, for purposes of any Series, in the related Supplement.

        "Applicant" is defined in Section 6.7 of the Pooling Agreement.

        "Authorized Newspaper" means a newspaper of general circulation in the Borough of Manhattan, The City of New York, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays and holidays.

        "Authorized Officer" means, with respect to Transferor, Servicer or any Seller, the Chief Executive Officer, the President, the Treasurer, the Chief Financial Officer, any Vice President and any Assistant
Treasurer provided, that if Trustee is Servicer, such Authorized Officers of Servicer shall be limited to Responsible Officers.

        "Available Final Distribution Amount" means with respect to any Series, the amount that would be available in the Master Collection Account on the Final Scheduled Payment Date for the Series for distribution to the Certificateholders of such Series.

        "Bank Accounts" means the Lockbox Accounts and the Concentration
Accounts.

        "Bankruptcy Code" means the United States Bankruptcy Reform Act of 1978 (11 U.S.C. Sections 101 et seq.).

        "Bankruptcy Event" means, for any Person, any of the following events:

                 (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or any substantial part of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of
        (i) in the case of any Person other than Transferor, 60 days and
        (ii) in the case of Transferor, 10 days; or an order for relief in respect of such Person shall be entered in an involuntary case under the Federal bankruptcy laws or other similar laws now or hereafter in effect, or

                 (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or the like, for such Person or any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due.

        "Bankruptcy Opinion" means (i) with respect to any Series, the Opinion of Counsel regarding true sale and substantive consolidation issues rendered in connection with the original issuance of such Series, and (ii) with respect to any other action, an Opinion of Counsel substantially in the form of the opinion referred to in clause (i) above.

        "Base Amount" is defined, for purposes of any Series, in the applicable Supplement.

        "Business Day" means any day other than a Saturday, Sunday or public holiday under the laws of the State of New York or other day on which banking institutions are authorized or obligated to close in the Borough of Manhattan in the City of New York in the State of New York.

        "Buyer" is defined in the preamble to the Purchase Agreement.

        "Buyer Note" is defined in Section 3.2 of the Purchase Agreement.

        "Calculation Period" means a calendar month, provided, however, that with respect to Coastline for periods ending prior to the First Issuance Date, Calculation Period means a one-month period beginning on the 26th day of the calendar month and ending on the 25th day of the next succeeding calendar month.

        "Carrying Cost Account" is defined in Section 4.2 of the Pooling Agreement.

        "Carrying Costs" means, for any period, (a) interest or yield payable with respect to any Series for that period, (b) the aggregate Servicing Fee for the period in the applicable amount provided for in
Section 3.4 of the Pooling Agreement, (c) the operating expenses described in Section 7.2(m) of the Pooling Agreement for the period and (d) other fees, costs and expenses incurred by Transferor and Trustee for the period and paid to Persons other than Related Persons in connection with their duties under the Transaction Documents (in the case of Trustee, to the extent not included in the Servicing Fee).

        "Certificate" means any Investor Certificate or the Transferor Certificate.

        "Certificateholder" means the Person in whose name a Certificate is registered in the Certificate Register.

        "Certificate Purchase Agreements" means the Certificate Purchase Agreement (Series 1996-1, Class A) dated as of the First Issuance Date among ICP and Anagram Funding Corp., as Purchaser and the Certificate Purchase Agreement (Series 1996-1, Class B) dated as of the First Issuance Date among ICP and Argos Funding Corp., as Purchaser.

        "Certificate Register" means the register maintained pursuant to
Section 6.3 of the Pooling Agreement.

        "Coastline" means Coastline Distribution, Inc., a Delaware corporation and indirect wholly-owned Subsidiary of ICP.

        "Collections" means all funds that are received by any Seller, Transferor, Servicer or Trustee from or on behalf of any Obligor in payment of any amounts owed (including invoice prices, finance charges, interest and all other charges, if any) in respect of any Receivable or Related Asset, or otherwise applied to repay or discharge any Receivable (including insurance payments that any Seller, Transferor or Servicer applies in the ordinary course of its business to amounts owed in respect of such Receivable and net proceeds of sale or other disposition of repossessed goods that were the subject of such Receivable) or otherwise constituting proceeds of Receivables.

        "Commercial Stocking Receivable" means a Receivable that (i) arises from a sale of a minimum of 25 items, each of which constitutes two-20 ton three-phase-equipment, to a Distributor and (ii) has a final due date that is no more than 170 days after the invoice date.

        "Concentration Account" means any bank account that is maintained in accordance with, and to perform the functions contemplated for Concentration Accounts in, Section 3.3 of the Pooling Agreement.

        "Concentration Account Agreement" means a letter agreement, substantially in the form of Exhibit B to the Pooling Agreement (or such other form as to which the Modification Condition has been satisfied), among Transferor, Servicer, a Concentration Account Bank and Trustee that relates to one or more Concentration Accounts, as it may be amended, supplemented or otherwise modified from time to time.

        "Concentration Account Banks" means any of the banks at which one or more Concentration Accounts are maintained from time to time.

        "Contract" means an agreement between a Seller and any Person pursuant to which such Person is obligated to make payments in respect of any Receivable or Related Asset and any Distributor Agreement.

        "Contributed Initial Receivable" is defined in Section 1.8(a) of the Purchase Agreement.

        "Contributed Receivables" is defined in Section 1.8(b) of the Purchase Agreement.

        "Contributed Subsequent Receivable" is defined in Section 1.8(b) of the Purchase Agreement.

        "Cooling Preseason Receivable" means a Receivable that (i) arises from a sale to a Distributor of air conditioning units with an invoice date between December 1 and February 28 of the following year, (ii) a final due date that is no more than 135 days after the invoice date and
(iii) is designated as such by Seller in accordance with Seller's seasonal sale promotional policies which apply to Distributors generally and which are in existence as of the Closing Date.

        "Corporate Trust Office" means the principal office of Trustee in Chicago, Illinois, at which at any particular time its corporate trust business shall be principally administered.

        "Credit and Collection Policy" means (a) so long as no Successor Servicer has been appointed, with respect to any Seller, its credit and collection policies and practices relating to the Contracts and Receivables of such Seller that are attached to the Pooling Agreement as Exhibit G, as such credit and collection policies may be modified without violating Section 6.3(b) of the Purchase Agreement or Section 7.2(f) of the Pooling Agreement or (b) with respect to any Successor Servicer, its collection policies and practices with respect to receivables like the Receivables.

        "Cut-Off Date" means the last day of any Calculation Period.

        "Daily Report" is defined in Section 3.5 of the Pooling Agreement.

        "DCR" means Duff & Phelps Credit Rating Co.

        "Definitive Certificates" means any Certificate.

        "Dilution" means any reduction in the balance of a Receivable or payment (whether by credit, check, wire transfer or otherwise) issued by any Seller to an Obligor on account of discounts, incorrect billings, credits, rebates, allowances, chargebacks, returned or repossessed goods, allowances for early payments or any other reduction in the balance of a Receivable for any other reason unrelated to the inability of the Obligor to pay the Receivable. Dilution shall also include any shortfall in Collections on the Unpaid Balance of a Receivable denominated in a currency other than U.S. dollars as a result of an increase in the exchange rate of such foreign currency for U.S. dollars from the date of origination of such Receivable to the date of such Collection.

        "Discount Rate" is defined in Section 2.2(c) of the Purchase
Agreement.

        "Discretionary Returns" means the voluntary acceptance of a return of merchandise from a Distributor to ICP not required by such Distributor's Distributor Agreement, other than (i) Terminated Distributor Returns (ii) returns pursuant to ICP's standard or extended limited warranties on replacement and service parts and (iii) returns of defective merchandise.

        "Disposition" is defined in Section 9.3 of the Pooling Agreement.

        "Distribution Date" means the 25th day of each calendar month (or, if not a London/U.S. Business Day, the next London/U.S. Business Day).

        "Distribution Period" means each period from one Distribution Date to the next Distribution Date.

        "Distributor" means a wholesale distributor who purchases from ICP for the purpose of resale to independent contractors heating and air conditioning products, accessories, parts, literature and sales promotional materials.

        "Distributor Agreement" means a written distribution sales agreement between ICP and a wholesale distributor whereby the wholesale distributor purchases from ICP for the purpose of resale to independent contractors heating and air conditioning products, accessories, parts, literature, and sales promotional materials substantially in the form of Exhibit H to the Pooling Agreement.

        "Dollars" means dollars in lawful money of the United States of America.

        "Domestic Person" means any Person that has a place of business located in the United States of America or Puerto Rico or otherwise is subject to the jurisdiction of one or more civil courts of the United States of America (other than solely by reason of contractual submission to such jurisdiction).

        "Domestic Subsidiary" means any direct or indirect Subsidiary of ICP that: (a) is organized under the laws of a jurisdiction in the United States of America (whether Federal or state), and (b) has both its chief executive office and principal place of business located in the United States of America.

        "Early Amortization Event" means, with respect to any Series, any event identified as an Early Amortization Event in the related Supplement.

        "Early Amortization Period" is defined, for purposes of any Series, in the related Supplement.

        "Eligible Deposit Account" means (a) a segregated trust account maintained at a bank with a long-term senior unsecured debt rating of at least "A" (or, in the case of a Bank Account, at least "BBB") from S&P,
(b) a deposit account maintained with a bank that has an unsecured long-term senior unsecured debt rating of at least "A", or a short-term rating of at least "A-1", from S&P or (c) another deposit account as to which the Modification Condition has been satisfied.

        "Eligible Investments" means any of the following:

        (a) negotiable instruments or securities represented by instruments in registered or book-entry form which evidence:

                 (i) obligations which have the benefit of the full faith and credit of the United States of America, including depository receipts issued by a bank as custodian with respect to any such instrument or security held by the custodian for the benefit of the holder of such depository receipt,

                 (ii) demand deposits or time deposits in, or bankers' acceptances issued by, any depositary institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal or state banking or depositary institution authorities, provided that at the time of such investment or contractual commitment to invest therein, the certificates of deposit or short-term deposits, if any, or long-term unsecured debt obligations (other than any such obligation whose rating is based on collateral or on the credit of a Person other than such institution or trust company), of such depositary institution or trust company are rated A-1+ by S&P and (if such certificates of deposit or short-term deposits are then rated by DCR) D-1+ by DCR, in the case of the certificates of deposit or short-term deposits, or are rated AAA by S&P and (if such obligations are then rated by DCR) AAA by DCR, in the case of long-term unsecured debt obligations,

                 (iii) certificates of deposit which, at the time of such investment or contractual commitment to invest therein, are rated A-1+ by S&P and (if such certificates of deposit are then rated by DCR) D-1+ by DCR, or

                 (iv) freely redeemable shares in open-end money market mutual funds (including such mutual funds that are offered by the Person who is acting as the Trustee or by any agent of such Person) which (1) maintain a constant net-asset value,
                         (2) at the time of such investment have been rated not less than "AAAm" by S&P and, if rated by DCR, "AAA" by DCR, (3) have offering materials which explicitly state that such fund will not invest in derivative instruments or enter into derivative contracts and (4) invest solely in obligations, deposits, bankers' acceptances, certificates of deposit, repurchase agreements and commercial paper of the types described in clauses (a)(i) through (a)(iii) above and (b) through (e) below, without regard to the limitation set forth in such clauses as to the maturity of such obligations, deposits, bankers' acceptances, certificates of deposit, repurchase agreements or commercial paper;

        (b) demand deposits in the name of Trustee in any depositary institution or trust company referred to in clause
                 (a)(ii) above;

        (c) commercial paper (having original or remaining maturities of no more than 270 days) which, at the time of Trustee's investment or contractual commitment to invest therein, is rated A-1+ by S&P and (if such commercial paper is then rated by DCR) D-1+ by DCR;

        (d) Eurodollar time deposits that are obligations of institutions whose time deposits are rated AAA by S&P and (if such time deposits are then rated by DCR) AAA by DCR;

        (e) repurchase agreements involving any Eligible Investment described in any of clauses (a)(i), (a)(iii) or (d) above, so long as the other party to such repurchase agreement is rated AAA by S&P and (if such party is then rated by DCR) AAA by DCR; and

        (f)      the following:

                 (i) negotiable instruments or securities represented by instruments in registered or book-entry form which evidence:

                         (1) demand deposits or time deposits in, or bankers' acceptances issued by, any depositary institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal or state banking or depositary institution authorities, provided that at the time of the Trustee's investment or contractual commitment to invest therein, the certificates of deposit or short-term deposits, if any (other than any such obligation whose rating is based on collateral or on the credit of a Person other than such institution or trust company), of such depositary institution or trust company are rated A-1 by S&P and (if such certificates of deposit or short-term deposits are then rated by DCR) D-1 by DCR, in the case of certificates of deposit or short-term deposits, or are rated A by S&P and (if such obligations are then rated by DCR) A by DCR, in the case of long-term unsecured debt obligations,

                         (2) certificates of deposit which, at the time of the Trustee's investment or contractual commitment to invest therein, are rated A-1 by S&P and (if such certificates of deposit are then rated by DCR) D-1 by DCR, or

                         (3) freely redeemable shares in open-end money market mutual funds (including such mutual funds that are offered by the Person who is acting as the Trustee or by any agent of such Person) which
                                  (A) maintain a constant net-asset
                                  value, (B) at the time of such
                                  investment have been rated not less
                                  than "Am" by S&P and, if rated by DCR,
                                  "A" by DCR,

                                  (C) have offering materials which
                                  explicitly state that such fund will
                                  not invest in derivative instruments or
                                  enter into derivative contracts and
                                  (D) invest solely in obligations,
                                  deposits, bankers' acceptances,
                                  certificates of deposit, repurchase
                                  agreements and commercial paper of the
                                  types described in this clause (f),
                                  without regard to the limitation set
                                  forth in such clauses as to the
                                  maturity of such obligations, deposits,
                                  bankers' acceptances, certificates of
                                  deposit, repurchase agreements or
                                  commercial paper;

                 (ii) demand deposits in the name of the Trustee in any depositary institution or trust company referred to in clause (f)(i)(1) above; and

                 (iii) commercial paper (having original or remaining maturities of no more than 270 days) which, at the time of the Trustee's investment or contractual commitment to invest therein, is rated A-1 by S&P and (if such commercial paper is then rated by DCR) D-1 by DCR;

                 provided that (x) funds on deposit in the Equalization Account may not be invested in any Eligible Investment described in clauses (f)(i) through (f)(iii) above,
                 (y) each investment described in clauses (f)(i) through
                 (f)(iii) above must have a maturity of 30 or fewer days after the time of the investment therein by the Trustee, and (z) the aggregate amount invested in all investments which are described in any of clauses (f)(i) through
                 (f)(iii) above at any time may not exceed 20% of the total funds on deposit in all Transaction Accounts at such time; and

        (g) any other type of investment which is expressly permitted by each Required Person and each Rating Agency (as confirmed in writing by each Required Person and each Rating Agency).

        provided, that any such Eligible Investment specified in clauses
        (a) through (f) shall (x) have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change;
        (y) if such Eligible Investment is rate by S&P, not have an "r" highlighter affixed to such rating; and (z) if the interest rate on such Eligible Investment is not fixed, such interest rate shall be tied to a single interest rate index plus a single fixed spread, if any, and shall move proportionately with such index.

        "Eligible Obligor" means, for purposes of any Series (unless otherwise specified in the related Supplement) at any time, an Obligor that satisfies the following criteria (unless such

Obligor is expressly approved as an Eligible Obligor by each Required Person and each Rating Agency (as confirmed in writing by each Required Person and each Rating Agency)):

                 (a) it is not (except as otherwise specified for any Series in the related Supplement) a Governmental Authority;

                 (b) it is not a direct or indirect Subsidiary of or an Affiliate of Inter-City Products Corporation, a Canadian corporation, or any other entity with respect to which Inter-City Products Corporation, a Canadian corporation, or any of its Subsidiaries or Affiliates own, directly or indirectly, more than 20% of the entity's equity interests;

                 (c) with respect to which no Bankruptcy Event had occurred and was continuing without respect to such 60 day grace period contained in clause (a)(i) of the definition of "Bankruptcy Event"; provided that this clause shall not apply if a bankruptcy court has approved the Obligor's payment of its obligations on the Receivables;

                 (d) as of the end of the most recent Calculation Period, either (i) no more than 25% of all Receivables of the Obligor were (for reasons other than legitimate disputes) aged more than 120 days past their respective original invoice dates or (ii) no more than 10% of all Receivables of the Obligor were (for reasons other than legitimate disputes) aged more than 180 days past their respective original invoice dates;

                 (e) which, if a Distributor is a party to a valid, binding and enforceable Distribution Agreement with ICP that is in full force and effect;

                 (f) as of the end of the most recent Calculation Period, none of the Receivables of the Obligor were evidenced by promissory notes;

                 (g) it is not an Obligor with whom the applicable Seller has a "cash in advance" or "cash on account" arrangement (but may be an Obligor that the applicable Seller bills in advance in accordance with that Seller's customary practices, and not on account of concerns about the creditworthiness of the Obligor); and

                 (h) it is not Fahnestock or an Affiliate of Fahnestock to the extent that a substantial portion of such entity's
        Receivables are derived pursuant to floor plan financing activities.

        "Eligible Receivable" means, for purposes of any Series (unless otherwise specified in the related Supplement) at any time, a Receivable:

                 (a) that arises from the sale of goods or services by a Seller in the ordinary course of its business; provided that such Receivable (i) is not an Excluded International

        Receivable, or (ii) does not arise out of brokerage services rendered by Heaven Engineering, a division of General;

                 (b) that represents a bona fide obligation resulting from a sale of goods that have been shipped or services that have been performed and is (i) an Extended Term Receivable or (ii) due and payable not more than 61 days after the date on which the invoice for services or merchandise, the sale of which gave rise to such Receivable, is provided or delivered;

                 (c) that, as of that time, is not aged more than 90 days past its original due date;

                 (d) that constitutes an account or a general intangible for the payment of money and not an instrument or chattel paper;

                 (e)  the Obligor of which is an Eligible Obligor;

                 (f) with regard to which both the representation and warranty of Transferor in Section 2.3(a)(i) of the Pooling Agreement and the representation and warranty of the relevant Seller in Section 5.1(k) of the Purchase Agreement are true and correct;

                 (g) the transfer of which (including the sale by the applicable Seller to Transferor and the transfer by Transferor to the Trust) does not contravene or conflict with any law, rule or regulation or any contractual or other restriction, limitation or encumbrance that applies to the applicable Seller, Transferor or the Trust, and the sale, assignment or transfer of which, and the granting of a security interest in which, does not require the consent of the Obligor thereof or any other Person, other than any such consent that has been obtained and continues in full force and effect;

                 (h) that, unless it is an Extended Term Receivable, is non-interest bearing; provided that a Receivable shall not be deemed to be interest-bearing solely as a result of the applicable Seller's imposition of an interest or other charge on any such Receivable that remains unpaid for some specified period (but no interest charge or other charge shall be included in the Unpaid Balance of a Receivable for purposes of calculating the Base Amount);

                 (i) that arises under a Contract that has been duly authorized and that, together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the Obligor of such Receivable enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

                 (j) that is not subject to any asserted reduction, cancellation, or refund or any dispute, offset, counterclaim, lien or defense whatsoever (including any Permitted Adverse Claim or other potential reduction on account of any offsetting account payable of Transferor or the applicable Seller to an Obligor or funds of an Obligor held by Transferor or the Seller); provided that a Receivable that is subject only in part to any of the foregoing shall be an Eligible Receivable to the extent not subject to reduction, cancellation, refund, dispute, offset, counterclaim, lien or other defense;

                 (k) that, together with the Contract related thereto, was created in accordance with, and conforms in all material respects with, all applicable laws, rules, regulations, orders, judgments, decrees and determinations of all courts and other Governmental Authorities (whether Federal, state, local or foreign) and including usury laws;

                 (l) that satisfies all applicable requirements of the Credit and Collection Policy of the applicable Seller or, if there is a Successor Servicer, the Successor Servicer and that arises from a line of business in which such Seller was engaged on the First Issuance Date;

                 (m) that has not been compromised, adjusted, satisfied, subordinated, rescinded or modified (including by extension of time or payment or the granting of any discounts, allowances or credits), except as permitted by Section 7.2(f) of the Pooling Agreement; and

                 (n) if such Receivable is payable to a Person who becomes a Seller after the First Issuance Date, such Receivable satisfies the conditions specified in Section 1.7 of the Receivables Purchase Agreement.

        "Eligible Servicer" means (a) the Initial Servicer, (b) Trustee or (c) an entity that, at the time of its appointment as Servicer, (i) is servicing a portfolio of trade receivables, (ii) is legally qualified and has the capacity to service the Receivables, (iii) has demonstrated the ability to service professionally and competently a portfolio of trade receivables similar to the Receivables in accordance with high standards of skill and care, (iv) is qualified to use the software that is then being used to service the Receivables or obtains the right to use such software or has its own software that is adequate to perform its duties under the Pooling Agreement and (v) as to which the Modification Condition has been satisfied.

        "Equalization Account" is defined in Section 4.2 of the Pooling
Agreement.

        "ERISA" means the Employee Retirement Income Security Act of 1974.


        "Estimated Base Amount" is defined in Section 3.5 of the Pooling Agreement.

        "Exchange Act" means the Securities Exchange Act of 1934.

        "Excluded International Receivable" means, (i) an International Receivable designated as such by the Agent if (a) ICP has given written notice to the Agent that the level of Excess Foreign Obligor Balances is unacceptably high to ICP, (b) ICP uses its good faith effort to reduce the level of Excess Foreign Obligor Balances for a period of 90 days after such notice, and (c) after such 90-day period a level of Excess Foreign Obligor Balances which is unacceptably high to ICP continues to exist; provided that if the Agent fails to make such designation within 30 days after such 90-day period, such designation shall be made by ICP up to an amount not to exceed the Excess Foreign Obligor Balances at such time and
(ii) at the election of ICP, all International Receivables originated after ICP gives the Agent notice of such election to include all International Receivables as Excluded International Receivables.

        "Extended Term Receivable" means a Commercial Stocking Receivable, Cooling Preseason Receivable, Heating Preseason Receivable, FAST Parts Receivable, Selected Extended Term Receivable or International Receivable.

        "FAST Parts Receivable" means a Receivable that (i) arises from a sale to a Distributor of parts for heating and air conditioning units and (ii) a final due date that is no more than 170 days after the invoice date.

        "Federal Reserve Board" means the Board of Governors of the Federal Reserve System, or any successor thereto or to the functions thereof.

        "Final Distribution Date" is defined in Section 12.2 of the Pooling Agreement.

        "Final Scheduled Payment Date" is defined, for purposes of any Series, in the applicable Supplement.

        "First Issuance Date" means July 25, 1996.

        "GAAP" means United States of America generally accepted accounting principles.

        "General" means General Heating and Cooling Company, a Delaware corporation and indirect wholly-owned Subsidiary of ICP.

        "Governmental Authority" means the United States of America, any state or other political subdivision thereof and any entity in the United States of America or any applicable foreign jurisdiction that exercises executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

        "Guaranty" means any agreement or arrangement by which any Person directly or indirectly guarantees, endorses, agrees to purchase or otherwise becomes contingently liable upon any liability of any other Person (other than by endorsements of instruments in the course of collection) or guarantees the payment of distributions upon the shares of any other Person.

        "Heating Preseason Receivable" means a Receivable that (i) arises from a sale to a Distributor of heating units with an invoice date between July 1 and October 31, (ii) a final due date that is no more than 135 days after the invoice date and (iii) is designated as such by Seller in accordance with Seller's seasonal sale promotional policies which apply to Distributors generally and which were in existence as of the Closing Date.

        "Highest Bid" means the highest cash purchase offer for a Series received by Servicer pursuant to Section 12.1 of the Pooling Agreement.

        "Holdback Account" is defined in Section 4.2 of the Pooling
Agreement.

        "Holder" means the Person in whose name a Certificate is registered in the Certificate Register at the time of determination.

        "ICP" means Inter-City Products Corporation (USA), a Delaware corporation.

        "ICP Person" means ICP or any of its Affiliates.

        "Impermissible Qualification" means, relative to the opinion or certification of any independent certified public accountant as to any financial statement of the Initial Servicer or ICP, any qualification or exception to such opinion or certification that is of a "going concern" or similar nature.

        "Indebtedness" of any Person means all of that Person's obligations for borrowed money, obligations evidenced by bonds, debentures, notes or other similar instruments, obligations as lessee under leases that are required by GAAP to be recorded as capitalized leases and obligations to pay the deferred purchase price of property or services.

        "Indemnified Losses" is defined in Section 7.3 of the Pooling
Agreement.

        "Indemnified Party" is defined in Section 7.3 of the Pooling
Agreement.

        "Initial Cut-Off Date" means the Business Day immediately preceding the First Issuance Date.

        "Initial Servicer" means Inter-City Products Corporation (USA), a Delaware corporation.

        "Intercreditor Agreement" means an intercreditor agreement, in form and substance satisfactory to the Trustee and each Required Person, between the Trustee and a secured creditor of a Seller.

        "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

        "International Receivable" means a right of any Seller to payment, whether constituting an account, chattel paper, instrument, general intangible or otherwise, arising from the sale of goods, services or future services by such Seller (and including the right to payment of any interest or finance charges and other obligations with respect thereto) owing from an entity (i) with its chief executive office outside of the United States and Canada, (ii) that transacts a substantial portion of its business and maintains a substantial portion of its fixed assets outside the United States and Canada and (iii) which is not engaged primarily in financing the operations of businesses within the United States and Canada.

        "Invested Amount" is defined, with respect to any Series, in the related Supplement.

        "Investor Certificateholder" means the Person in whose name an Investor Certificate is registered in the Certificate Register at the time of determination.

        "Investor Certificates" means the Certificates issued pursuant to any Supplement.

        "Investor Exchange" is defined in Section 6.10(a) of the Pooling Agreement.

        "Issuance" is defined in Section 6.10(a) of the Pooling Agreement.

        "Issuance Date" is defined in Section 6.10(b) of the Pooling
Agreement.

        "Issuance Notice" is defined in Section 6.10(b) of the Pooling
Agreement.

        "Lockbox Accounts" means the bank accounts, maintained at those certain locations described in Schedule 1 to the Pooling Agreement, into which Collections from Receivables are deposited, and any bank account that is hereafter created in accordance with, and to perform the functions contemplated for "Lockbox Accounts" in, Section 3.3 of the Pooling Agreement.

        "Lockbox Agreement" means any of the letter agreements delivered in connection with the Pooling Agreement and any other letter agreement, substantially in the form of Exhibit A to the Pooling Agreement (or such other form as to which the Modification Condition is satisfied), among a Lockbox Bank, one or more Sellers, Servicer and Trustee that relates to one or more Lockbox Accounts, as they may be amended, supplemented or otherwise modified from time to time.

        "Lockbox Bank" means any of the banks at which one or more Lockbox Accounts are maintained from time to time.

        "Loss to Liquidation Ratio" means, as calculated in each Monthly Report, a fraction (a) the numerator of which is the aggregate Unpaid Balance of Receivables (net of recoveries) that were written off as uncollectible or (without duplication) converted into promissory notes during the three preceding Calculation Periods in accordance with the Credit and Collection Policy, and

(b) the denominator of which is the aggregate amount of Collections on the Receivables received during such three Calculation Periods.

        "Master Collection Account" is defined in Section 4.2 of the Pooling Agreement.

        "Material Adverse Effect" means, with respect to Transferor, any ICP Person, any Servicer and any event or circumstance at any time, a material adverse effect on (a) the ability of that Person to perform its obligations under any Transaction Document or (b) the validity, enforceability or collectibility of any Receivables, Related Assets or Contracts; provided, that for the purpose of determining whether any Adverse Claim or other event or circumstance results (or has a likelihood of resulting) in a Material Adverse Effect, the effect of such event or circumstance shall be considered in the aggregate with the effect of all other Adverse Claims (including Permitted Adverse Claims) or other events and circumstances occurring or existing at the time of such determination.

        "Maximum Exposure Amount" shall be the lowest amount specified in any Supplement as the "Maximum Exposure Amount."

        "Modification Condition" means, with respect to any action, that
(a) each Rating Agency has confirmed in writing that such action will not result in a reduction or withdrawal of the initial rating of any outstanding Series that was rated by such Rating Agency and (b) each Required Person has consented to such action in writing.

        "Monthly Report" is defined in Section 3.5(d) of the Pooling
Agreement.

        "Net Invested Amount" is defined, for purposes of any Series, in the applicable Supplement.

        "New Issuance" is defined in Section 6.10(a) of the Pooling
Agreement.

        "Noncomplying Receivables and Dilution Adjustment" is defined in
Section 3.1(b) of the Purchase Agreement.

        "Non-Recourse Claim" is defined in Section 11.3 of the Pooling
Agreement.

        "Obligations" means (a) all obligations of Buyer, the Sellers and the Servicer to the Trustee, the Trust, any other Indemnified Party, the Investor Certificateholders and their respective successors, permitted transferees and assigns, arising under or in connection with the Transaction Documents, and (b) all obligations of a Seller to Buyer, any other RPA Indemnified Party and their respective successors, transferees and assigns, arising under or in connection with the Transaction Documents, in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due.

        "Obligor" means a Person obligated to make payments on a Receivable.

        "Officer's Certificate" means, unless otherwise specified in the Pooling Agreement or in any Supplement, a certificate signed by an Authorized Officer of Transferor or the Initial Servicer, as the case may be, or, in the case of a Successor Servicer, a certificate signed by the President, any Vice President, Assistant Treasurer or the financial controller (or an officer holding an office with equivalent or more senior responsibilities) of such Successor Servicer, that, in the case of any of the foregoing, is delivered to Trustee.

        "Opinion of Counsel" means a written opinion of counsel, who shall be reasonably acceptable to Trustee and each Required Person and, if the Rating Agencies are addressees, the Rating Agencies.

        "Origination and Servicing Party" means any of each Seller, the Servicer, each Sub-Servicer and Transferor.

        "Paying Agent" means any paying agent appointed pursuant to
Section 6.6 of the Pooling Agreement and shall initially be Trustee.

        "PBGC" means the Pension Benefit Guaranty Corporation.

        "Permitted Adverse Claims" means (a) ownership or security interests arising under the Transaction Documents, (b) liens for taxes, assessments or charges of any Governmental Authority (other than Tax or ERISA Liens) and liens of landlords, carriers, warehousemen, mechanics and materialmen imposed by law in the ordinary course of business, in each case (i) for amounts not yet due or (ii) which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP, provided that the aggregate amount secured by all liens referred to in this clause (ii) does not exceed $250,000 (or for purposes of any Series, any different amount that may be specified in the applicable Supplement).

        "Permitted Discretionary Returns" is defined in Section 3.2(k) of the Pooling Agreement.

        "Person" means an individual, partnership, limited liability company, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, government or any agency or political subdivision thereof or any other entity.

        "Pooling Agreement" means the Pooling and Servicing Agreement, dated as of the First Issuance Date, among Transferor, as transferor, the Initial Servicer, as Servicer, and Trustee, as it may be amended, supplemented or otherwise modified from time to time.

        "Portfolio Collection Days" means, at any time, the product of (i) 30 and (ii) the quotient of (x) the sum of the Unpaid Balance of Receivables as of the end of each of the three

Calculation Periods ending on the most recent Cut-Off Date divided by (y) the sum of the aggregate amounts payable pursuant to invoices giving rise to Receivables generated by the Sellers during the three Calculation Periods ending on the most recent Cut-Off Date.

        "Principal Funding Account" is defined in Section 4.2 of the Pooling Agreement.

        "Private Holder" shall mean each holder of a right to receive interest or principal with respect to a Certificate, other than Certificates with respect to which an opinion is rendered that such Certificates will be treated as debt for Federal income tax purposes, and any holder of a right to receive any amount in respect of the Transferor Certificate. A Person holding more than one interest in the Trust each of which separately would cause such Person to be a Private Holder shall be treated as a single Private Holder; a Private Holder that would be a partnership, an S corporation or a grantor trust under the Internal Revenue Code shall be treated as one or more Private Holders in accordance with the provisions of Treasury Regulation Section 1.7704-1 or any successor provision of law.

        "Program" means the transactions contemplated in the Transaction Documents.

        "Publication Date" is defined in Section 9.3(a) of the Pooling
Agreement.

        "Public Notice" means all financing statements (and continuation statements or financing change statements with respect to such financing statements where applicable), filings, notices and registrations and any other instrument similar in effect, and all amendments or assignments of any of the foregoing, relating to assignment or perfection of a security interest meeting the requirements of applicable state, provincial, territorial or other local law.

        "Purchase" means each purchase of Receivables and Related Assets by Transferor from a Seller under the Purchase Agreement.

        "Purchase Agreement" means the Receivables Purchase Agreement, dated as of the First Issuance Date, among the Sellers and Transferor, as it may be amended, supplemented or otherwise modified from time to time.

        "Purchase Discount Reserve Ratio" is defined in Section 2.2(b) of the Purchase Agreement.

        "Purchase Price" is defined in Section 2.1(b) of the Purchase
Agreement.

        "Purchase Price Percentage" is defined in Section 2.2(a) of the Purchase Agreement.

        "Purchase Termination Date" means the date of occurrence of any event referred to in Section 8.1 of the Purchase Agreement.

        "Purchased Assets" is defined in Section 1.1 of the Purchase
Agreement.

        "Purchased Receivables" is defined in Section 1.1 of the Purchase Agreement.

        "Rating Agency" means each statistical rating agency, if any, that at the request of ICP or Transferor has rated any then-issued and outstanding Series of Investor Certificates.

        "Receivable" means any right of any Seller to payment, whether constituting an account, chattel paper, instrument, general intangible or otherwise, arising from the sale of goods, services or future services by such Seller (and including the right to payment of any interest or finance charges and other obligations with respect thereto); provided that such right to payment is not an Excluded International Receivable.

        "Receivables Pool" means at any time all Receivables then held by the Trust.

        "Record Date" means the Business Day that is three Business Days prior to a Distribution Date.

        "Records" means all Contracts, purchase orders, invoices and other agreements, documents, books, records and other media for the storage of information (including tapes, disks, punch cards, computer programs and databases and related property) maintained by Transferor, the Sellers or Servicer with respect to the Transferred Assets and/or the related Obligors.

        "Recoveries" means all Collections received by the Trust in respect of any Write-Off held by the Trust.

        "Related Assets" is defined in Section 1.1 of the Purchase
Agreement.

        "Related Contributed Assets" is defined in Section 1.8(b) of the Purchase Agreement.

        "Related Contributed Initial Assets" is defined in Section 1.8(a) of the Purchase Agreement.

        "Related Contributed Subsequent Assets" is defined in Section 1.8(b) of the Purchase Agreement.

        "Related Person" means the Initial Servicer and each of its Affiliates (other than Transferor).

        "Related Purchased Assets" is defined in Section 1.1 of the Purchase Agreement.

        "Related Security" means, with respect to any Receivable, (a) all of the applicable Seller's right, title and interest in and to the goods, if any, relating to the sale that gave rise to the Receivable, (b) all other security interests or liens and property subject thereto from time to time purporting to secure payment of the Receivable, whether pursuant to the Contract related to the Receivable or otherwise, (c) all merchandise (including returned merchandise), if any, relating to the sale which gave rise to such Receivable for so long as such Receivable remains outstanding or (in the case of returned merchandise) until the Seller has complied with its obligations relating to any Seller Dilution Adjustment arising in connection therewith, and (d) all letters of credit, guarantees and other agreements or arrangements of whatever character from time to time supporting or securing payment of the Receivable, whether pursuant to the Contract related to the Receivable or otherwise.

        "Related Transferred Assets" is defined in Section 2.1(a) of the Pooling Agreement.

        "Report Date" means the Business Day that is three Business Days prior to a Distribution Date.

        "Repurchase Amount" is defined in Section 12.4 of the Pooling
Agreement.

        "Repurchase Distribution Date" is defined in Section 12.4 of the Pooling Agreement.

        "Required Investors" means Holders of Investor Certificates that evidence at least 66-2/3% of the total outstanding principal amount of Investor Certificates.

        "Required Person" means each person designated as such pursuant to any Supplement.

        "Required Receivables" is defined, for purposes of any Series, in the applicable Supplement.

        "Required Series Holders" means with respect to any action to be taken by Investor Certificateholders of any Series, unless otherwise specified in the related Supplement, Investor Certificateholders that evidence at least 66-2/3% of the principal amount of those Certificates.

        "Responsible Officer" means, when used with respect to Trustee,
(a) any officer within the Corporate Trust Office (or any successor group of Trustee), including any vice president, assistant vice president or any officer or assistant trust officer of Trustee customarily performing functions similar to those performed by the persons who hold the office of vice president, assistant vice president, or assistant secretary and
(b) any other officer within the Corporate Trust Office with direct responsibility for the administration of the Pooling Agreement or to whom any corporate trust matter is referred at Trustee's Corporate Trust Office because of his knowledge of and familiarity with the particular subject.

        "Revolving Period" means, with respect to any Series, the period before the commencement of the earliest of any applicable amortization period, accumulation period or early amortization period (other than a prepayment accumulation period with respect to a partial prepayment of any such Series) for any such Series; provided, that the Revolving Period for any such Series shall be suspended during a prepayment accumulation period with respect to a partial prepayment of any such Series.
        "RPA Indemnified Losses" is defined in Section 9.1 of the Purchase Agreement.

        "RPA Indemnified Party" is defined in Section 9.1 of the Purchase Agreement.

        "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

        "Scoring Model" means an automated system of ICP, satisfactory to the Agent, that is used to measure the creditworthiness of Distributors by analyzing, among other things, each Distributor's balance sheets, income statements, statements of cash flow and payment history, which system shall be applied consistently among all Distributors by incorporating uniform procedures.

        "Securities Act" means the Securities Act of 1933, as amended.

        "Selected Extended Term Receivable" means a Receivable (i) that arises from a sale to a Distributor that is rated "20" or better under the Servicer's Scoring Model, and (ii) that has a final due date that is no more than 150 days after the invoice date.

        "Seller" means each Person from time to time party to the Purchase Agreement as a "Seller."

        "Seller Assignment Certificate" means an assignment by a Seller, substantially in the form of Exhibit B to the Purchase Agreement, evidencing Transferor's acquisition of the Purchased Assets generated by the Seller, as it may be amended, supplemented or otherwise modified from time to time.

        "Seller Change Event" is defined in Section 3.5(e) of the Pooling Agreement.

        "Seller Dilution Adjustment" is defined in Section 3.5(b) of the Purchase Agreement.

        "Seller Guaranty" means the Guaranty, dated as of the First Issuance Date, by ICP of the Obligations of the other Sellers, as it may be amended, supplemented or otherwise modified from time to time.

        "Seller Maturity Date" is defined in Section 3.2 of the Purchase Agreement.

        "Seller Noncomplying Receivable" means a Receivable that does not meet the criteria set forth in the definition of Eligible Receivables.

        "Seller Noncomplying Receivables Adjustment" is defined in Section 3.5(a) of the Purchase Agreement.

        "Seller Noncomplying Receivables and Dilution Excess" is defined in Section 3.1(c) of the Purchase Agreement.

        "Seller Receivables Review" is defined in Section 6.1(c) of the Purchase Agreement.

        "Seller Transaction Documents" means the Purchase Agreement, the Seller Assignment Certificates, the Account Agreements and the Seller Guaranty.

        "Senior Interest" is defined in each Buyer Note.

        "Series" means any series of Investor Certificates issued pursuant to Section 6.10 of the Pooling Agreement.

        "Series Collection Allocation Percentage" means, for any Series, at any time, the percentage equivalent of a fraction: (a) the numerator of which is the Required Receivables for that Series and (b) the denominator of which is the sum of the Required Receivables for all then outstanding Series.

        "Series Interest" is defined in Section 4.1 of the Pooling
Agreement.

        "Series Loss Allocation Percentage" means, for any Series for purposes of any Monthly Report, the percentage equivalent of a fraction:
(a) the numerator of which is the Invested Amount of that Series and (b) the denominator of which is the sum of the Invested Amounts of all then outstanding Series, in each case determined as of the beginning of the related Calculation Period (or such other date as may be specified in the related Supplement).

        "Servicer" means at any time the Person then authorized pursuant to Article III of the Pooling Agreement to service, administer and collect Receivables and Related Transferred Assets.

        "Servicer Default" is defined in Section 10.1 of the Pooling
Agreement.

        "Service Transfer" is defined in Section 10.2(b) of the Pooling
Agreement.

        "Servicing Fee" is defined in Section 3.4 of the Pooling
Agreement.

        "Shared Investor Collections" means any funds identified as such in any Supplement.

        "Shortfall" is defined, for any Series, in the related Supplement.

        "Specified Assets" is defined in Section 1.1 of the Purchase
Agreement.

        "Specified Receivables" is defined in Section 1.1 of the Purchase Agreement.

        "Subject Instruments" means any Certificates with respect to which the Transferor shall not have received an Opinion of Counsel to the effect that such Certificates will be treated as debt for Federal income tax purposes.

        "Sub-Servicer" is defined in Section 3.1 of the Pooling Agreement.

        "Subsidiary" means, with respect to any Person, any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person.

        "Successor Servicer" is defined in Section 10.2(a) of the Pooling Agreement.

        "Supplement" means each supplement to the Pooling Agreement executed by Transferor, Servicer and Trustee to specify the terms of a Series of Certificates, as the same may be amended, supplemented or otherwise modified from time to time.

        "Tax or ERISA Lien" means a lien arising under Section 6321 of the Internal Revenue Code or Section 302(f) or 4068 of ERISA.

        "Tax Opinion" means, with respect to any action, an Opinion of Counsel to the effect that, for Federal and state income and franchise tax purposes, (a) such action will not adversely affect the existing characterization of the Investor Certificates of any outstanding Series or class as debt or (if applicable) as interests in a partnership (that is not a publicly traded partnership), (b) following such action the Trust will not be treated as an association (or publicly traded partnership) taxable as a corporation, (c) such action will not be treated as a taxable event to any Investor Certificateholder or Certificate Owner and (d) in the case of the original issuance of any Series or class of Investor Certificates, unless specified otherwise in the applicable Supplement, the Investor Certificates of the new Series or class will properly be characterized as debt.

        "Terminated Distributor Returns" means a return of merchandise from a Distributor to a Seller due to the termination of such Distributor's status as a Distributor.

        "Termination Notice" is defined in Section 10.1 of the Pooling
Agreement.

        "Transaction Accounts" is defined in Section 4.2 of the Pooling
Agreement.

        "Transaction Documents" means each Seller Transaction Document, the Pooling Agreement, the Seller Guaranty, each Supplement, the Certificate Purchase Agreements and the related Certificates, and each other agreement designated as a Transaction Document in any Supplement, as any of the same from time to time may be amended, supplemented, amended and restated or otherwise modified in accordance with the terms thereof.

        "Transfer Agent and Registrar" means any transfer agent and registrar appointed pursuant to Section 6.3 of the Pooling Agreement and shall initially be Trustee.

        "Transferor" means Inter-City Products Receivables Company, L.P., a Tennessee limited partnership.

        "Transferor Certificate" means a certificate substantially in the form of Exhibit E to the Pooling Agreement, as described in Section 4.1 of the Pooling Agreement.

        "Transferor Interest" is defined in Section 4.1 of the Pooling
Agreement.

        "Transferor Retained Interest" means, on any date of determination, the sum of the Transferor Interest and the interest in the Trust represented by any Investor Certificates (regardless of Series or class) owned or otherwise retained by the Transferor.

        "Transferred Assets" is defined in Section 2.1 of the Pooling
Agreement.

        "Trigger Event" is defined in Section 9.3(a) of the Pooling
Agreement.

        "Trust" means the trust created by the Pooling Agreement, which shall be known as the Inter-City Products Receivables Master Trust.

        "Trust Asset Shortfall" means, as of any date of determination, that the aggregate Required Receivables for all outstanding Series exceeds the aggregate Unpaid Balance of Receivables held by the Trust on such date.

        "Trustee" means LaSalle National Bank, a national banking association, in its capacity as agent for the Certificateholders, or its successor-in-interest, or any successor trustee appointed as provided in the Pooling Agreement.

        "UCC" means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction or jurisdictions.

        "Unmatured Early Amortization Event" means any event that, with the giving of notice or lapse of time, or both, would become an Early Amortization Event.

        "Unpaid Balance" of any Receivable means at any time the unpaid amount thereof (excluding interest accrued for the period after the due date of such Receivable and related service charges) as shown in the books of Servicer at such time.

        "Write-Off" means any Receivable that, consistent with the applicable Credit and Collection Policy, has been written off as uncollectible.

        B. Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. To the extent that the definitions of accounting terms in any Transaction Document are inconsistent with the meanings of such terms under GAAP, the definitions contained in such Transaction Document shall control.

        C. Reference. The words "hereof", "herein" and "hereunder" and words of similar import when used in any Transaction Document shall refer to such Transaction Document as a whole and not to any particular provision of such Transaction Document; and reference to "Section", "subsection", "Schedule" and "Exhibit" in any Transaction Document are references to Sections, subsections, Schedules and Exhibits in or to such Transaction Document unless otherwise specified in such Transaction Document .

        D. Number and Gender. Each defined term used in the Transaction Documents has a comparable meaning when used in its plural or singular form. Each gender-specific term used in the Transaction Documents has a comparable meaning whether used in a masculine, feminine or gender-neutral form.

        E. Including. Whenever the term "including" (whether or not that term is followed by the phrase "but not limited to" or "without limitation" or words of similar effect) is used in the Transaction Documents in connection with a listing of items within a particular classification, that listing will be interpreted to be illustrative only and will not be interpreted as a limitation on, or exclusive listing of, the items within that classification.

        F. Taking Actions. Actions permitted under the Transaction Documents may be taken at any time and from time to time in the actor's sole discretion.

        G. Reference to Statutes and Regulations. References to a statute shall refer to such statute and any successor statute, and to all regulations promulgated under or implementing the statute or successor, as in effect at the relevant time. References to a regulation shall refer to such regulation and any successor regulation, as in effect from time to time.

        H. Regulatory Bodies. References to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of such agency, authority or instrumentality.

        I. Time Periods. In computing periods from a specified date to a later specified date, when precise times of day are not stated, the words "from" and "commencing on" (and the like) mean "from and including," and the words "to," "until" and "ending on" (and the like) mean "to but excluding."

        J. Time of Day. Unless otherwise specified, indications of time of day mean New York, New York time.

        K. Interpretation of Standards. The parties acknowledge that this Pooling Agreement and the other Transaction Documents contain many determinations, standards and measurements which must be made or applied by the Transferor and the Servicer in the process of performing their obligations under this Agreement and the other Transaction Documents, including the determination of whether Receivables constitute Eligible Receivables, when or whether Dilutions, Write-offs or Early Amortization Events have occurred, and many other matters. The Transferor and the Servicer shall make or apply such determinations, standards and measurements in good faith and using reasonable judgment, and the Transferor and the Servicer shall bear the burden of proof in any dispute with the Trustee or any Required Person regarding any such determinations, standards or measurements.

        L. "Or." The word "or" is not exclusive. Thus, "A or B" means "A or B or both."

        M. Agreements. References to any agreement, arrangement or other document (including the Buyer Note) shall refer to such agreement, arrangement or other document as the same may be amended, supplemented, amended and restated, endorsed or otherwise modified from time to time, together with any other agreement, arrangement or other document entered into or executed in substitution therefor or renewal thereof in accordance with the Transaction Documents.

        N. Valuation of Foreign Currency Receivables. Amounts payable with respect to any Receivable denominated in a currency other than Dollars shall be calculated at the applicable exchange rate in effect at the time of the origination of such Receivable, except that Collections with respect to any such Receivable shall be calculated at the applicable exchange rate in effect on the date on which such Collection is received.